Exhibit 10.01


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               AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
                                      Among
                                     UCA LLC
                           CENTURY CABLE HOLDINGS, LLC
                          CENTURY-TCI CALIFORNIA, L.P.
                           OLYMPUS CABLE HOLDINGS, LLC
                                 PARNASSOS, L.P.
                     FRONTIERVISION OPERATING PARTNERS, L.P.
                         ACC INVESTMENT HOLDINGS, INC.,
                          ARAHOVA COMMUNICATIONS, INC.,
                      ADELPHIA CALIFORNIA CABLEVISION, LLC
each a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code as Borrowers,
                     THE GUARANTORS LISTED ON ANNEX B HERETO
each a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code as Guarantors,
                      (each to the extent specified herein)
                            THE LENDERS PARTY HERETO,
                              JPMORGAN CHASE BANK,
                             as Administrative Agent
                               CITICORP USA, INC.
                              as Syndication Agent
                           J.P. MORGAN SECURITIES INC.
                                       and
                            SALOMON SMITH BARNEY INC.
                   as Joint Bookrunners and Co-Lead Arrangers
                               CITICORP USA, INC.,
                               as Collateral Agent
                              WACHOVIA BANK, N.A.,
                             as Co-Syndication Agent
                                       and
                            THE BANK OF NOVA SCOTIA,
                              FLEET NATIONAL BANK,
                              BANK OF AMERICA, N.A.
                                       and
                      GENERAL ELECTRIC CAPITAL CORPORATION,
                           as Co-Documentation Agents

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                           Dated as of August 26, 2002

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





ARTICLE 1.
   DEFINITIONS
   Section 1.01.  Defined Terms................................................3
   Section 1.02.  Terms Generally.............................................28

ARTICLE 2.
   AMOUNT AND TERMS OF CREDITS
   Section 2.01.  Commitments of the Tranche A DIP Lenders....................29
   Section 2.02.  Tranche B Credit-Linked Accounts............................29
   Section 2.03.  Making of Tranche B Loans...................................33
   Section 2.04.  Letters of Credit...........................................33
   Section 2.05.  Issuance....................................................36
   Section 2.06.  Nature of Letter of Credit Obligations Absolute.............37
   Section 2.07.  Making of Loans.............................................37
   Section 2.08.  Repayment of Loans; Evidence of Debt........................38
   Section 2.09.  Interest on Loans...........................................39
   Section 2.10.  Default Interest............................................40
   Section 2.11.  Optional Termination or Reduction of Commitment or Borrowing
                  Limits......................................................40
   Section 2.12.  Alternate Rate of Interest..................................41
   Section 2.13.  Refinancing of Loans........................................41
   Section 2.14.  Reduction Events............................................42
   Section 2.15.  Optional Prepayment of Loans; Reimbursement of DIP Lenders..47
   Section 2.16.  Reserve Requirements; Change in Circumstances...............49
   Section 2.17.  Change in Legality..........................................51
   Section 2.18.  Pro Rata Treatment, Etc.....................................51
   Section 2.19.  Taxes.......................................................52
   Section 2.20.  Certain Fees................................................54
   Section 2.21.  Commitment Fees.............................................54
   Section 2.22.  Letter of Credit Fees.......................................55
   Section 2.23.  Nature of Fees..............................................55
   Section 2.24.  Priority and Liens..........................................55
   Section 2.25.  Right of Set-off............................................57
   Section 2.26.  Security Interest in Letter of Credit Accounts..............58
   Section 2.27.  No Discharge: Survival of Claims............................58
   Section 2.28.  Use of Cash Collateral......................................58
   Section 2.29.  General Provisions as to Payments...........................58
   Section 2.30.  Nature of Obligations of each Borrower......................58

ARTICLE 3.
   REPRESENTATIONS AND WARRANTIES

   Section 3.01.  Organization and Authority..................................59
   Section 3.02.  Due Execution...............................................59
   Section 3.03.  Statements Made.............................................60
   Section 3.04.  Current SEC Reports, No Material Adverse Change.............60
   Section 3.05.  Subsidiaries................................................61
   Section 3.06.  Liens.......................................................61
   Section 3.07.  Compliance with Law.........................................61
   Section 3.08.  Insurance...................................................62
   Section 3.09.  The Orders..................................................62
   Section 3.10.  Use of Proceeds.............................................62
   Section 3.11.  Litigation..................................................62
   Section 3.12.  Intellectual Property.......................................62
   Section 3.13.  Franchise Agreements........................................63
   Section 3.14.  No Event of Default.........................................63
   Section 3.15.  Loan Parties Making Representations and Warranties..........63

ARTICLE 4.
   CONDITIONS OF LENDING
   Section 4.01.  Conditions Precedent to Closing and Initial Credit Event....63
   Section 4.02.  Consequence of Effectiveness................................66
   Section 4.03.  Conditions Precedent to Each Credit Event...................67
   Section 4.04.  Occurrence of Incremental Availability Date.................68

ARTICLE 5.
   AFFIRMATIVE COVENANTS
   Section 5.01.  Financial Statements, Reports, Etc..........................69
   Section 5.02.  Corporate Existence.........................................74
   Section 5.03.  Insurance...................................................74
   Section 5.04.  Obligations and Taxes.......................................74
   Section 5.05.  Notice of Event of Default, etc.............................75
   Section 5.06.  Access to Books and Records.................................75
   Section 5.07.  Furnishing of Additional Information........................75
   Section 5.08.  Use of Proceeds.............................................76
   Section 5.09.  Chief Restructuring Officer.................................76
   Section 5.10.  Franchise Agreements........................................76
   Section 5.11.  Ongoing Compliance..........................................77
   Section 5.12.  Maintenance of Concentration Account........................77
   Section 5.13.  Additional Loan Parties.....................................77
   Section 5.14.  Exiting Loan Parties........................................77

ARTICLE 6.
   NEGATIVE COVENANTS
   Section 6.01.  Liens.......................................................78
   Section 6.02.  Merger, etc.................................................78

   Section 6.03.  Indebtedness................................................78
   Section 6.04.  Capital Expenditures........................................79
   Section 6.05.  Minimum EBITDA..............................................79
   Section 6.06.  Guarantees and Other Liabilities............................79
   Section 6.07.  Chapter 11 Claims...........................................79
   Section 6.08.  Dividends; Capital Stock....................................79
   Section 6.09.  Transactions with Affiliates................................79
   Section 6.10.  Investments, Intercompany Advances..........................80
   Section 6.11.  Disposition of Assets.......................................82
   Section 6.12.  Nature of Business..........................................82
   Section 6.13.  Cash Management System......................................82
   Section 6.14.  Exiting Loan Parties........................................83

ARTICLE 7.
   EVENTS OF DEFAULT
   Section 7.01.  Events of Default...........................................87

ARTICLE 8.
   THE AGENTS
   Section 8.01.  Administration by Agents....................................87
   Section 8.02.  Advances and Payments.......................................87
   Section 8.03.  Sharing of Setoffs..........................................88
   Section 8.04.  Agreement of Required DIP Lenders or Super-Majority DIP
                  Lenders.....................................................89
   Section 8.05.  Liability of Agents.........................................89
   Section 8.06.  Reimbursement and Indemnification...........................90
   Section 8.07.  Rights of Agents............................................90
   Section 8.08.  Independent DIP Lenders.....................................90
   Section 8.09.  Notice of Transfer..........................................90
   Section 8.10.  Successor Agents............................................90

ARTICLE 9.
   GUARANTY
   Section 9.01.  Guaranty....................................................91
   Section 9.02.  No Impairment of Guaranty...................................92
   Section 9.03.  Subrogation.................................................93
   Section 9.04.  Nature of Obligations of each Guarantor.....................94

ARTICLE 10.
   MISCELLANEOUS
   Section 10.01.  Notices....................................................94
   Section 10.02.  Survival of Agreement, Representations and Warranties, etc.95
   Section 10.03.  Successors and Assigns.....................................95

   Section 10.04.  Confidentiality............................................98
   Section 10.05.  Expenses...................................................98
   Section 10.06.  Indemnity..................................................99
   Section 10.07.  CHOICE OF LAW..............................................99
   Section 10.08.  No Waiver..................................................99
   Section 10.09.  Extension of Maturity......................................99
   Section 10.10.  Amendments, etc...........................................100
   Section 10.11.  Severability..............................................101
   Section 10.12.  Headings..................................................102
   Section 10.13.  Execution in Counterparts.................................102
   Section 10.14.  Further Assurances........................................102
   Section 10.15.  Prior Agreements..........................................102
   Section 10.16.  WAIVER OF JURY TRIAL......................................102


ANNEX A        --     Commitment Amounts
ANNEX B        --     Borrowers, Borrowing Limits and Letter of Credit Sublimits
ANNEX C        --     Pre-Petition Facilities
ANNEX D        --     Tranche B Credit-Linked Deposit Amounts

CASH MANAGEMENT PROTOCOL

EXHIBIT A      --     Form of Assignment and Acceptance
EXHIBIT B-1    --     Form of Note - Tranche A
EXHIBIT B-2    --     Form of Note - Tranche B
EXHIBIT C      --     Form of Interim Order
EXHIBIT D      --     Form of Amended and Restated Security and Pledge Agreement
EXHIBIT E      --     Form of Counsel Opinion
EXHIBIT F      --     Form of Cash Management Order
SCHEDULE 3.13  --     Franchise Agreements
SCHEDULE 6.01  --     Existing Liens

         AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of August 26, 2002, among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, the GUARANTORS listed on Annex B hereto, each of which is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, each of the FINANCIAL INSTITUTIONS from time to time party hereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, and J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

                             INTRODUCTORY STATEMENT

         On June 25, 2002, each Loan Party filed a voluntary petition with the Bankruptcy Court initiating a case under chapter 11 of the Bankruptcy Code, and has continued in the possession of its assets and in the management of its business pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

         On June 25, 2002, the Borrowers party thereto, the Guarantors referred to therein, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, and J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents, entered into a Credit and Guaranty Agreement (as amended, the "Existing Credit and Guaranty Agreement"), pursuant to which a credit facility was made available to each Borrower as set forth therein.

         The parties thereto desire to amend and restate the Existing Credit and Guaranty Agreement as provided in this Agreement and upon satisfaction of the conditions specified in Section 4.01, said Credit and Guaranty Agreement will be so amended and restated.

         The proceeds of the credit extended pursuant to the facility evidenced by this Agreement will be used only as described in Section 5.08 of this Agreement.

         To provide guarantees and security for the repayment of the Loans made to each Borrower, the Reimbursement Obligations with respect to the Letters of Credit issued for the account of any Borrower and the payment of the other Obligations, each Loan Party has provided and will continue to provide to the Agents, the Fronting Banks and the DIP Lenders the following (each as more fully described herein):

         (i) from each Guarantor, a guarantee of its Guaranteed Obligations;

         (ii) subject to the Carve-Out, to satisfy its Obligations, an allowed administrative expense claim in each of the Cases pursuant to Section 364(c)(1) of the Bankruptcy Code having priority over all administrative expenses of the kind specified in, or arising under, any Sections of the Bankruptcy Code (including without limitation Sections 105, 326, 328, 330, 331, 503(b), 507(a), 507(b), 546(c) or 726 thereof) pursuant to Section 364(c)(1) of the Bankruptcy Code, whether or not such claims or expenses may become secured by a judgment lien or other non-consensual lien, levy or attachment;

         (iii) subject to the Carve-Out, pursuant to Section 364(c)(2) of the Bankruptcy Code, to secure its Secured Obligations, a perfected first priority senior security interest and Lien on (x) with respect to any Loan Party other than a Holding Company Guarantor, all property of such Loan Party (other than Excluded Property) that is not subject on or as of the Petition Date to Existing Non-Primed Liens (as defined below) and any amounts that cash collateralize any Letter of Credit issued for the account of such Loan Party (if any) and (y) with respect to any Loan Party that is a Holding Company Guarantor, all Equity Interests (other than Excluded Property) of any direct Subsidiary of such Holding Company Guarantor and all Holding Company Specified Assets of such Holding Company Guarantor, in each case that are not subject to Existing Non-Primed Liens (and the property of any Loan Party described in clauses (x) or (y) shall exclude any Loan Party's claims and causes of action under Sections 502(d), 544, 545, 547, 548 and 550 of the Bankruptcy Code, or any other avoidance actions under the Bankruptcy Code, but shall include any proceeds or property recovered, unencumbered or otherwise the subject of any such action that is successful);

         (iv) subject to the Carve-Out, pursuant to Section 364(c)(3) of the Bankruptcy Code, to secure its Secured Obligations, a perfected junior Lien on
(x) with respect to any Loan Party other than a Holding Company Guarantor, all property of such Loan Party that is subject to valid, perfected and unavoidable liens in existence immediately prior to the Petition Date or to valid and unavoidable Liens in existence immediately prior to the Petition Date that are perfected subsequent to the Petition Date as permitted by Section 546(b) of the Bankruptcy Code and, to the extent applicable, Section 362(b)(18) of the Bankruptcy Code (collectively, "Existing Non-Primed Liens") (other than the property (if any) that is subject to any Primed Liens), which Liens shall be primed by the Liens described in clause (v) below) and (y) with respect to any Loan Party that is a Holding Company Guarantor, its Holding Company Specified Assets that are subject to valid and perfected liens in existence on the Petition Date or to valid Liens in existence on the Petition Date that are perfected subsequent to the Petition Date as permitted by Sections 546(b) and 362(b)(18) of the Bankruptcy Code (other than the property (if any) that is subject to existing Liens that secure obligations (if any) of such Holding Company Guarantor under the Pre-Petition Facility as to which such Holding Company Guarantor is liable, which Liens shall be primed by the Liens described in clause (v) below); and

         (v) subject to the Carve-Out, pursuant to Section 364(d)(1) of the Bankruptcy Code, to secure its Secured Obligations, a perfected first priority senior priming security interest and lien on all of the property of such Loan Party that is subject to any of the Primed Liens (including, without limitation, inventory, accounts receivable, property, plant, equipment, patents, copyrights, trademarks, tradenames and other intellectual property and capital stock of subsidiaries), which priming lien shall be senior in all respects to the interests in such property of the Pre-Petition Lenders of such Loan Party (including, without limitation, adequate protection liens granted to such Pre-Petition Lenders), but shall not be senior to any Existing Non-Primed Liens on such property.

         Accordingly, the parties hereto hereby agree as follows:



                                   ARTICLE 1.
                                  DEFINITIONS

         Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

         "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

         "ABR Loan" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of
Article 2.

         "Adjusted LIBOR Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the quotient of (a) the LIBOR Rate in effect for such Interest Period divided by (b) a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves. For purposes hereof, the term "LIBOR Rate" shall mean the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits approximately equal in principal amount to such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Administrative Agent" shall mean JPMCB in its capacity as administrative agent under the Loan Documents and its successors in such capacity.

         "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person (a "Controlled Person") shall be deemed to be "controlled by" another Person (a "Controlling Person") if the Controlling Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of the Controlled Person whether by contract or otherwise.

         "Agent" shall mean the Administrative Agent, the Syndication Agent, a Co-Lead Arranger, the Collateral Agent, the Co-Syndication Agent, or a Co-Documentation Agent, and "Agents" shall mean all of them.

         "Agreement" shall mean this Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as the same may from time to time be further amended, modified or supplemented.

         "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
(a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its Prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced. "Base CD Rate" shall mean the sum of (a) the quotient of (i) the Three-Month Secondary CD Rate divided by (ii) a percentage expressed as a decimal equal to 100% minus Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the immediately preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(19) during the week following such day), or, if such rate shall not be so reported on such day or such immediately preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the immediately preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving the rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

         "Amended and Restated Security and Pledge Agreement" shall have the meaning set forth in Section 4.01(c).

         "Applicable L/C Fee Rate" shall mean a rate per annum equal to 3.50%.

         "Applicable Margin" shall mean, on any date, (i) with respect to any Eurodollar Loan, a rate per annum equal to 3.50%, and (ii) with respect to any ABR Loan, a rate per annum equal to 2.50%.

         "Assessment Rate" shall mean for any date the annual rate (rounded upwards, if necessary, to the next 1/100 of 1%) most recently estimated by the Administrative Agent as the then current net annual assessment rate that will be employed in determining amounts payable by the Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or any successor) of time deposits made in dollars at the Administrative Agent's domestic offices.

         "Asset Sale Agreement" shall mean any agreement with respect to the sale, lease or other disposition of any asset of any Loan Party that is (a) approved by the Required DIP Lenders and (b) to the extent required by the Bankruptcy Code, approved by the Bankruptcy Court.

         "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a DIP Lender and an Eligible Assignee, and accepted by the Administrative Agent, substantially in the form of Exhibit A.

         "Bankruptcy Code" shall mean The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. ss. 101, et seq.

         "Bankruptcy Court" shall mean the United States Bankruptcy Court for the Southern District of New York or any other court having jurisdiction over the Cases from time to time.

         "Benchmark LIBOR Rate" shall have the meaning set forth in Section 2.02(d).

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

         "Borrower" shall mean any Several Borrower or any Joint and Several Borrower and, when used with respect to any Loans or Reimbursement Obligations, with respect to any Letters of Credit, shall mean the Borrower to whom such Loans were made or for whose account such Letters of Credit were issued, and "Borrowers" shall mean all of them.

         "Borrower Group" shall mean each group of Persons consisting of a Borrower and all of the direct and indirect Subsidiaries of the Parent that are identified on Annex B as belonging to such Borrower Group.

         "Borrowing" shall mean the incurrence of Loans of a single Type and a single Class made by the relevant DIP Lenders on a single date to a single Borrower and having, in the case of Eurodollar Loans, a single Interest Period (with any ABR Loan made pursuant to Section 2.17 being considered a part of the related Borrowing of Eurodollar Loans).

         "Borrowing Limit" shall mean, at any time, with respect to any Borrower Group, (i) prior to the Covenant Addendum Date, the amount set forth on Annex B under the column "Borrowing Limit" opposite such Borrower's name (such Borrower Group's "Initial Borrowing Limit") and (ii) on and after the Covenant Addendum Date, the amount agreed upon between such Borrower and the Initial Majority DIP Lenders and set forth in the Covenant Addendum, in each case as reduced from time to time pursuant to Sections 2.11 and 2.14 or as amended from time to time in accordance with Section 10.10 pursuant to an amendment entered into by the Loan Parties and the Required DIP Lenders. The Initial Borrowing Limit with respect to any Borrower may be increased upon request of such Borrower by an amount not to exceed 20% in the aggregate of such Initial Borrowing Limit as in effect on the date of this Agreement, subject to the consent of the Initial Majority DIP Lenders.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in the State of New York are required or permitted to close (and, for a Letter of Credit, other than a day on which the Fronting Bank issuing such Letter of Credit is closed); provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits on the London interbank market.

         "Capital Expenditures", with respect to each Borrower Group, shall have the meaning set forth in the Covenant Addendum.

         "Capitalized Lease" shall mean, as applied to any Person, any lease of property by such Person as lessee that would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

         "Carve-Out" shall mean (i) all fees required to be paid to the Clerk of the Bankruptcy Court and to the Office of the United States Trustee under
Section 1930(a) of title 28 of the United States Code and (ii) an amount not exceeding $15,000,000 in the aggregate with respect to all Loan Parties, which amount may be used after the occurrence and during the continuance of an Event of Default, to pay fees or expenses incurred by Loan Parties and any Committee in respect of (A) allowances of compensation for services rendered or reimbursement or expenses awarded by the Bankruptcy Court to the professionals duly retained on behalf of the Loan Parties or any Committee pursuant to an order of the Bankruptcy Court and (B) the reimbursement of expenses allowed by the Bankruptcy Court incurred by Committee members in the performance of their duties (but excluding fees and expenses of third-party professionals employed by such members), and of which amount up to $500,000 may be applied towards the reasonable fees and disbursements of a Chapter 7 Trustee in any liquidation of a Loan Party pursuant to Chapter 7 of the Bankruptcy Court, pursuant to Section 726 of the Bankruptcy Code; provided, however, that such dollar limitation on fees and expenses shall not be reduced by the amount of any compensation and reimbursement of expenses paid prior to the occurrence of an Event of Default in respect of which the Carve-Out is invoked or any fees, expenses, indemnities or other amounts paid to the Agents, any Fronting Bank or any DIP Lender and their respective attorneys and agents under any Loan Document or otherwise; and provided further that nothing herein shall be construed to impair the ability of any party to object to any of the fees, expenses, reimbursement or compensation described in clauses (A) and (B) above and that any cash in any Letter of Credit Account and any other Collateral specified in the Orders as not being subject to the Carve-Out shall not be subject to the Carve-Out.

         "Cases" shall mean the Cases under chapter 11 of the Bankruptcy Code of each Loan Party pending in the Bankruptcy Court.

         "Cash Management Order" shall mean an order of the Bankruptcy Court in substantially the form of Exhibit F.

         "Cash Management Protocol" shall mean the Cash Management Protocol attached to this Agreement.

         A "Cash Management Separation" shall have occurred with respect to any Loan Party if such Loan Party and each other Loan Party in the Borrower Group to which such Loan Party belongs shall have terminated their participation in the cash management system of the Parent Group on terms and conditions reasonably satisfactory to the Initial Majority DIP Lenders (which terms will include, in any event, the fact that there shall be no outstanding Permitted Inter-Group Advances owed by any Loan Parties that belong to such Borrower Group, payment of such Permitted Inter-Group Advances has not been provided for in a manner reasonably satisfactory to the Initial Majority DIP Lenders).

         "Change of Control" shall mean and be deemed to have occurred upon the occurrence of any of the following events: (i) any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, and regulations promulgated thereunder) shall have acquired beneficial ownership of more than 35% of the outstanding shares of Voting Stock of the Parent (it being understood that the formation of the Official Equity Committee comprised of shareholders of the Parent and the activities of such committee acting in its official capacity and pursuant to Section 1103 of the Bankruptcy Code shall not be deemed to constitute a "Change of Control" pursuant to this clause (i)), (ii) the board of directors of the Parent shall cease to consist of a majority of Continuing Directors of the Parent, (iii) any Loan Party shall cease to be wholly-owned, directly or indirectly, by the Parent (except as a result of a transaction permitted by Section 6.02 or 6.11 hereof) or, with respect to any Loan Party that is not wholly-owned by the Parent on the date hereof, the Parent shall have a lesser percentage ownership than exists in such Loan Party on the date hereof, (iv) each Guarantor (other than a Holding Company Guarantor) shall cease to be wholly-owned, directly or indirectly, by the Borrower in the Borrower Group to which such Guarantor belongs (except as a result of a transaction permitted by Section 6.02 or 6.11 hereof) or, with respect to any such Guarantor that is not wholly-owned by such Borrower on the date hereof, such Borrower shall have a lesser percentage ownership than exists in such Guarantor on the date hereof, (v) any Loan Party (other than the Parent or a Holding Company Guarantor) shall hold any Equity Interests of a Holding Company Guarantor. "Voting Stock" shall mean shares of Capital Stock entitled to vote generally in the election of directors, and "Continuing Directors" shall mean
(x) the directors of the Parent on the Closing Date, (y) when appointed, either or both of Anthony Kronman and Rod Cornelius and (z) each other director, if, in each case, such other director's nomination for election to the board of directors of the Parent is recommended or effected by at least a majority of the then Continuing Directors. For purposes of clause (i) in the first sentence of this definition, the terms "Person" and "group" shall not include any voting trust or other Person to which Voting Stock is transferred as provided in the Agreement (other than the original transferors of such stock into such voting trust), dated as of May 23, 2002 (the "Settlement Agreement"), by and between the Parent and John Rigas, Tim Rigas, James Rigas, Michael Rigas and the entitites directly or indirectly owned thereby or any agreement entered into by the Parent pursuant thereto.

         "Class" when used in respect of any Loan or Borrowing or Letter of Credit shall refer to whether such Loan, or each Loan comprising such Borrowing, or such Letter of Credit, is a Tranche A Loan or a Tranche B Loan or a Tranche A Letter of Credit or a Tranche B Letter of Credit.

         "Class Percentage" shall mean at any time, with respect to each DIP Lender, the percentage obtained by dividing (i) if such DIP Lender is a Tranche A DIP Lender, its Tranche A Commitment at such time by the Total Tranche A Commitment at such time and (ii) if such DIP Lender is a Tranche B DIP Lender, its Tranche B Credit-Linked Deposit Amount at such time by the Total Tranche B Credit-Linked Deposit Amount at such time.

         "Closing Date" shall mean the date on which this Agreement has been executed and the conditions precedent set forth in Section 4.01 have been satisfied or waived, which date shall occur promptly upon entry of the Final Order, but not later than 15 days following such date.

         "Co-Documentation Agents" shall mean each of The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, and their respective successors in such capacity.

         "Co-Lead Arrangers" shall mean each of JPMSI and SSB, in its capacity as Joint Bookrunner and Co-Lead Arranger under the Loan Documents, and their respective successors in such capacity.

         "Co-Syndication Agent" shall mean Wachovia Bank, N.A. in its capacity as co-syndication agent under the Loan Documents, and its successors in such capacity.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean the Collateral as defined in the Amended and Restated Security and Pledge Agreement and all other collateral given, pursuant to orders of the Bankruptcy Court or otherwise, as security for or in connection with any of the Obligations.

         "Collateral Agent" shall mean CUSA in its capacity as collateral agent under the Loan Documents, and its successors in such capacity.

         "Commitment Fee" shall have the meaning set forth in Section 2.21.

         "Commitment Fee Rate" shall mean, at any date, the rate per annum set forth below in the applicable row based upon the Utilization that exists on such date:

-------------------------------------------------- ---------------
Utilization                                        Rate
-------------------------------------------------- ---------------
Utilization <33.3%                                 1.0%
Utilization > or = 33.3% but < or = 66.6%          0.75%
Utilization > 66.6%                                0.50%
-------------------------------------------------- ---------------

         For purposes of this definition, "Utilization" shall mean, at any date, the percentage equivalent of a fraction (i) the numerator of which is the aggregate Tranche A Outstanding Exposure with respect to all Borrowers and (ii) the denominator of which is the Total Tranche A Commitments, in each case, at such date.

         "Committee" shall mean any statutory committee appointed in the Cases.

         "Concentration Account" shall have the meaning set forth in Section
5.12.

         "Confidential Information" shall mean all material non-public information received from the Loan Parties relating to any Loan Party or their respective businesses, other than any such information that is available to any Agent or any DIP Lender on a non-confidential basis prior to disclosure by the Loan Parties; provided that, in the case of information received from any Loan Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential.

         "Consummation Date" shall mean the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code and which, for purposes of this Agreement, shall be no later than the effective date) of a Reorganization Plan of any Loan Party that is confirmed pursuant to an order of the Bankruptcy Court in the Cases.

         "Contingent Secured Obligations" shall have the meaning set forth in the Amended and Restated Security and Pledge Agreement.

         "Covenant Addendum" means an addendum to this Agreement executed by the Borrowers and the Initial Majority DIP Lenders and setting forth (i) the financial covenants contemplated by Sections 6.04 and 6.05 and related definitions, as agreed upon between the Borrowers and the Initial Majority DIP Lenders and (ii) such other additional agreements and additional undertakings as the Borrowers and the Initial Majority DIP Lenders shall mutually agree upon.

         "Covenant Addendum Date" shall mean the date of execution of the Covenant Addendum.

         "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

         "Current SEC Reports" means each Current Report on Form 8-K filed by the Parent with the Securities and Exchange Commission on or after March 28, 2002 and prior to the date of this Agreement.

         "CUSA" shall mean Citicorp USA, Inc. and its successors.

         "Default" shall mean any Event of Default or any event which upon notice or lapse of time or both would constitute an Event of Default.

         "DIP Lender" shall mean any Tranche A DIP Lender or any Tranche B DIP Lender.

         "DIP Lender Affiliate" shall mean, (a) with respect to any DIP Lender,
(i) an Affiliate of such DIP Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a DIP Lender or an Affiliate of such DIP Lender and (b) with respect to any DIP Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such DIP Lender or by an Affiliate of such investment advisor.

         "Dollars" and "$" shall mean lawful money of the United States of America.

         "Domestic Subsidiary" means any direct or indirect Subsidiary of any Loan Party now or hereafter created and that is organized under the laws of the United States of America or any state or territory thereof.

         "EBITDA", with respect to each Borrower Group, shall have the meaning set forth in the Covenant Addendum.

         "Eligible Assignee" shall mean (i) a commercial bank having total assets in excess of $1,000,000,000; (ii) a finance company, insurance company or other financial institution or fund, in each case acceptable to the Co-Lead Arrangers, which in the ordinary course of business extends credit of the type contemplated herein or buys and/or invests in commercial loans and has total assets in excess of $200,000,000 and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA; (iii) a DIP Lender Affiliate; and (iv) any other financial institution satisfactory to the Borrowers (whose approval shall not be unreasonably withheld) and the Co-Lead Arrangers.

         "Environmental Lien" shall mean a Lien in favor of any Governmental Authority for (i) any liability under federal or state environmental laws or regulations or

(ii) damages arising from or costs incurred by such Governmental Authority in responding, pursuant to applicable Federal or State environmental laws or regulations, to a release or threatened release of a hazardous or toxic waste, substance or constituent, or other substance into the environment.

         "Equity Interests" shall mean (i) shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person or (ii) any warrants, options or other rights to acquire such shares or interests.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "ERISA Affiliate" shall mean, with respect to any entity, any trade or business (whether or not incorporated) that is under common control with such entity within the meaning of Section 4.14(b) or (c) of the Code and the regulations promulgated and rulings issued thereunder.

         "Eurocurrency Liabilities" shall have the meaning assigned thereto in Regulation D issued by the Board, as in effect from time to time.

         "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

         "Eurodollar Loan" shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate in accordance with the provisions of Article 2.

         "Event of Default" shall have the meaning set forth in Section 7.01.

         "Excluded Property" shall mean: (a) any franchises, licenses or equivalent rights (collectively, "Franchises") as and to the extent the granting of a security interest in any such Franchise would result in the forfeiture, termination, or loss of such Franchise (it being understood that "Excluded Property" shall not include any proceeds from the sale or other disposition of any such Franchise), (b) any Equity Interest or Investment Property (as defined in the Amended and Restated Security and Pledge Agreement) as and to the extent that the holder of such Equity Interest or Investment Property is prohibited or otherwise restricted in the granting of a security interest with respect to such Equity Interest or Investment Property, as applicable, whether by the organizational documents relating to the entity to which such Equity Interest or Investment Property relates, securityholders' agreement or otherwise (to the extent any such restriction is enforceable) (it being understood that "Excluded Property" shall not include any proceeds from the sale or other disposition of, or any dividends or other distributions on, any such Equity Interest or Investment Property), (c) voting Equity Interests in any Foreign Subsidiary that is a direct Subsidiary of a Domestic Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 66 2/3% of all voting Equity Interests in such Foreign Subsidiary or (d) Equity Interests in any Foreign Subsidiary that is a direct Subsidiary of a Foreign Subsidiary; provided, however, that any such asset described in clauses (a) or (b) shall constitute Excluded Property if and for so long as such forfeiture, termination, or loss would occur or such prohibition or restriction applies and, in each case, is not overriden by order of the Bankruptcy Court.

         "Existing Credit and Guaranty Agreement" shall have the meaning set forth in the Introductory Statement.

         "Existing Security and Pledge Agreement" shall mean the Security and Pledge Agreement dated as of June 25, 2002 among the Loan Parties thereto and Citicorp USA, Inc., as Collateral Agent.

         "Exit Conditions" shall mean, with respect to any Several Loan Party, each of the following conditions: (i) the Cash Management Separation shall have occurred with respect to such Loan Party, (ii) all Loans outstanding to the Borrower in the Borrower Group to which such Loan Party belongs shall have been repaid in full, together with accrued and unpaid interest thereon, (iii) all Letters of Credit issued for the account of such Borrower shall have expired or been cancelled (or cash collateralized as contemplated by clause (iv) below),
(iv) all other Secured Obligations of such Loan Party and each other Loan Party which belongs to the same Borrower Group shall have been repaid in full (or, as to Contingent Secured Obligations, 100% cash collateralized or, in the case of Contingent Secured Obligations with respect to Letters of Credit, 110% cash collateralized, in each case pursuant to arrangements reasonably satisfactory to the Administrative Agent), and (v) the Borrowing Limit of the Borrowing Group to which such Loan Party belongs shall be permanently reduced to $0.

         "Exiting Loan Party" shall mean any Several Loan Party from and after the first date on which the Exit Conditions shall have been satisfied with respect to such Loan Party.

         "Federal Funds Effective Rate" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on such Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Fees" shall mean collectively the Commitment Fees, Letter of Credit Fees and other fees referred to in Sections 2.20, 2.21 and 2.22.

         "Final Order" shall have the meaning set forth in Section 4.03(d).

         "Financial Covenant Event of Default" shall mean any Event of Default arising under Section 7.01(c) as a result of a failure by any Borrower to comply with Section 6.04 or Section 6.05.

         "Financial Officer" shall mean, with respect to any Loan Party, the chief financial officer, the vice president-finance, the treasurer or the controller of such Loan Party.

         "First Delivery Date" shall mean, with respect to each Borrower, the date of delivery of the first Monthly Budget with respect to such Borrower.

         "Foreign Subsidiary" shall mean any direct or indirect Subsidiary of any Loan Party now or hereafter created and that is organized under the laws of a jurisdiction other than the United States of America or any State thereof.

         "Fronting Bank" shall mean JPMCB or any other DIP Lender, in each case in its capacity as the issuer(s) of Letters of Credit hereunder, and its successors in such capacity as provided for herein. A Fronting Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by an Affiliate of such Fronting Bank, in which case the term "Fronting Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

         "GAAP" shall mean generally accepted accounting principles applied in accordance with Section 1.02.

         "Governmental Authority" shall mean any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or any court, in each case whether of the United States or foreign.

         "Guaranteed Obligations" shall mean (i) with respect to each Joint and Several Guarantor, all Obligations of any other Loan Party and (ii) with respect to each Several Guarantor, all Obligations of any other Loan Party which belongs to the same Borrower Group as such Several Guarantor.

         "Guarantor" shall mean each Joint and Several Guarantor and each Several Guarantor.

         "Holding Company Guarantor" shall mean each Person listed in Annex B under the heading "Holding Company Guarantors".

         "Holding Company Specified Assets" shall have the meaning set forth in clause (ii) of Section 2.24(a).

         "Incremental Availability Date" shall mean the first date on which each of the conditions set forth in Section 4.04 shall have been satisfied.

         "Indebtedness" shall mean, at any time and with respect to any Person,
(i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property, including inventory, and services purchased, and expense accruals and deferred compensation items arising in the ordinary course of business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases that have been or should be, in accordance with GAAP, recorded as capital leases, to the extent required to be so recorded, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities and all obligations of such Person in respect of (x) currency swap agreements, currency future or option contracts and other similar agreements designed to hedge against fluctuations in foreign interest rates and (y) interest rate swap, cap or collar agreements and interest rate future or option contracts; (vii) all Indebtedness referred to in clauses (i) through (vi) above guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss in respect of such Indebtedness, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Indebtedness, and (viii) all Indebtedness referred to in clauses (i) through
(vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

         "Initial Closing Date" shall mean July 2, 2002.

         "Initial DIP Lenders" shall mean JPMCB, CUSA, Wachovia Bank, N.A., The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation.

         "Initial Majority DIP Lenders" shall mean, at any time, the Initial DIP Lenders having Tranche A Commitments in excess of 66 2/3% of the Tranche A Commitments held by the Initial DIP Lenders at such time or, if the Tranche A Commitments have been terminated in their entirety, holding aggregate Tranche A Outstanding Exposures of the Initial DIP Lenders with respect to all Borrowers representing in excess of 66 2/3% of the aggregate Tranche A Outstanding Exposures of the Initial DIP Lenders with respect to all Borrowers; provided if at such time no Initial DIP Lenders are DIP Lenders, the "Initial Majority DIP Lenders" shall be the Required DIP Lenders at such time.

         "Insufficiency" shall mean, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities within the meaning of Section 4001(a)(18) of ERISA.

         "Intellectual Property" shall have the meaning set forth in Section
5.07.

         "Intellectual Property Schedule" shall have the meaning set forth in
Section 5.07.

         "Intercompany Advances" shall mean any loans or advances from one Loan Party to another Loan Party.

         "Interest Payment Date" shall mean (i) as to any Eurodollar Loan, the last day of each consecutive 30 day period running from the commencement of the applicable Interest Period, and (ii) as to all ABR Loans, each Monthly Payment Date and the date on which any ABR Loans are refinanced with Eurodollar Loans pursuant to Section 2.13.

         "Interest Period" shall mean, as to any Borrowing of Eurodollar Loans, the period commencing on the date of such Borrowing (including as a result of a refinancing of ABR Loans) or on the last day of the preceding Interest Period applicable to such Borrowing and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is one or three months thereafter, as the relevant Borrower may elect in the related notice delivered pursuant to Sections 2.07(b) or 2.13; provided, however, that (i) if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, and (ii) no Interest Period shall end later than the Termination Date.

         "Inter-Group Debt Summary" shall have the meaning set forth in 5.01(n).

         "Interim Order" shall have the meaning set forth in Section 4.01(b).

         "Investments" shall have the meaning set forth in Section 6.10.

         "Joint and Several Borrower" means the Person listed in Annex B under the heading "Joint and Several Borrower Group" and designated as the "Borrower".

         "Joint and Several Borrower Group" shall mean any Borrower Group with respect to which the Borrower is a Joint and Several Borrower.

         "Joint and Several Guarantor" shall mean (i) each Person (other than a Joint and Several Borrower) which belongs to a Joint and Several Borrower Group and (ii) each Holding Company Guarantor.

         "Joint and Several Loan Party" shall mean (i) each Joint and Several Borrower and (ii) each Joint and Several Guarantor.

         "JPMCB" shall mean JPMorgan Chase Bank and its successors.

         "JPMSI" shall mean J.P. Morgan Securities Inc. and its successors.

         "Letter of Credit" shall mean any irrevocable letter of credit issued pursuant to Section 2.02, which letter of credit shall be in such form as may be reasonably approved from time to time by the Administrative Agent and the applicable Fronting Bank.

         "Letter of Credit Account" shall mean, with respect to any Borrower, the account established by such Borrower under the sole and exclusive control of the Collateral Agent maintained at the office of the Collateral Agent at 388 Greenwich Street, New York, NY 10013 designated as the "[Borrower's Name] Letter of Credit Account" and used solely for the purposes set forth in Sections 2.04(b) and 2.14.

         "Letter of Credit Fees" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.22.

         "Letter of Credit Outstandings" shall mean, at any time, with respect to any Borrower, the sum of (i) the aggregate Tranche A Letter of Credit Outstandings plus (ii) the aggregate Tranche B Letter of Credit Outstandings, in each case with respect to such Borrower.

         "Letter of Credit Sublimit" shall mean, at any time, with respect to any Borrower, the lesser of (i) the amount set forth in Annex B under the column "Letter of Credit Sublimit" opposite such Borrower's name and (ii) such Borrower's Borrowing Limit at such time.

         "Lien" shall mean any mortgage, deed of trust, constructive trust or other trust, pledge, security interest, security agreement, financing statement, consignment or bailment given for purposes of security, indenture, encumbrance, claim, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement or any lease in the nature thereof).

         "Loan" shall mean loans made by the DIP Lenders to the Borrowers pursuant to this Agreement.

         "Loan Documents" shall mean this Agreement, the Letters of Credit, the Amended and Restated Security and Pledge Agreement, and any other instrument or agreement executed and delivered in connection herewith, in each case as the same may be amended, restated, supplemented or replaced from time to time.

         "Loan Party" shall mean any Borrower or any Guarantor.

         "Long-Term Budget" shall have the meaning set forth in Section 5.01(l).

         "Material Adverse Effect" shall mean, with respect to any Loan Party, a material adverse effect on (i) (x) if such Loan Party is a Several Borrower or any Several Guarantor, the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower Group to which such Several Borrower or Several Guarantor belongs, taken as a whole and (y) if such Loan Party is a Joint and Several Borrower, the business, assets, operations, prospects or condition, financial or otherwise of any Borrowing Group taken as a whole, (ii) the ability of such Loan Party or any other Loan Party that is liable with respect to such Loan Party's Obligations under the Loan Documents to perform any of its obligations under any Loan Documents such that it has a material adverse effect on the ability of the Borrowing Group to which such Loan Party belongs to perform any of its obligations under any Loan Documents or (iii) the rights of or benefits available to any Agent, the Fronting Banks or the DIP Lenders under any Loan Document with respect to such Loan Party or any other Loan Party that is liable with respect to such Loan Party's Obligations under the Loan Documents.

         "Maturity Date" shall mean June 25, 2004.

         "Monthly Budget" shall have the meaning set forth in Section 5.01(k).

         "Monthly Payment Date" shall mean the last Business Day of each calendar month.

         "Monthly Usage Limit" shall mean, with respect to any Borrower, for any calendar month ending on or after the 120th Day, the percentage with respect to such Borrower set forth in the Covenant Addendum of the maximum projected principal amount of Borrowings and face amount of Letters of Credit to be used by such Borrower as set forth in such Borrower's Monthly Budget for such calendar month.

         "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

         "Multiple Employer Plan" shall mean a Single Employer Plan, that (i) is maintained for employees of any Loan Party or an ERISA Affiliate and at least one Person other than the Loan Parties and their ERISA Affiliates or (ii) was so maintained and in respect of which any Loan Party or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such Plan has been or were to be terminated.

         "Net Proceeds" shall mean, with respect to any Reduction Event, (a) the proceeds received in respect thereof including (i) in the case of a casualty, insurance proceeds, and (ii) in the case of a condemnation or similar event, condemnation awards and similar payments, in each case net of (b) (x) all expenses that are directly related to (or the need for which arises as a result of) the Reduction Event, including, but not limited to, related severance costs, taxes payable, brokerage commissions, professional expenses and other similar costs that are directly related to such Reduction Event (it being understood that taxes on overall income and capital gain taxes are not directly related to such Reduction Event) and (y) any amount of such proceeds that, upon the order of the Bankruptcy Court, shall be required to be escrowed or otherwise set aside for the benefit of holders of claims against such Loan Parties other than the Obligations.

         "Obligations" shall mean all obligations, now or hereafter existing, under this Agreement and the other Loan Documents, including, but not limited to, (a) the due and punctual payment of all principal of and interest on the Loans and the Reimbursement Obligations, (b) the due and punctual payment of the Fees and all other present and future, fixed or contingent, obligations of any Loan Party to the DIP Lenders, the Fronting Banks and any Agent under the Loan Document, (c) all obligations of the Loan Parties, now or hereafter existing, described in clause (f) of Section 6.03 and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

         "120th Day" means the 120th day after the date of the Existing Credit and Guaranty Agreement.

         "Orders" shall mean the Interim Order and the Final Order of the Bankruptcy Court referred to in Sections 4.01(b) and 4.03(d).

         "Other Taxes" shall have the meaning set forth in Section 2.19.

         "Outstanding Exposure" shall mean, at any time, with respect to any Borrower, the then outstanding aggregate principal amount of the Loans by all DIP Lenders to such Borrower plus the then aggregate Letter of Credit Outstandings.

         "Outstanding Permitted Inter-Group Debt" shall mean, with respect with any Borrower Group, at any date, the aggregate outstanding principal or face amount of all Permitted Inter-Group Debt of such Borrower and each other Loan Party which belongs to such Borrower's Borrower Group, as set forth in the Inter-Group Debt Summary most recently delivered by such Borrower on or prior to such date.

         "Parent" shall mean Adelphia Communications Corporation, a Delaware corporation, and its successors.

         "Parent Group" shall mean the Parent and all of its direct and indirect Subsidiaries.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor agency or entity performing substantially the same functions.

         "Permitted Inter-Group Advance" shall have the meaning set forth in
Section 6.10(b).

         "Permitted Inter-Group Debt" shall have the meaning set forth in
Section 6.10(b).

         "Permitted Inter-Group Debt Liens" shall have the meaning set forth in
Section 6.10(b).

         "Permitted Inter-Group Guarantee" shall have the meaning set forth in
Section 6.10(b).

         "Permitted Investments" shall mean:

              (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within twelve months from the date of acquisition thereof;

              (b) without limiting the provisions of paragraph (d) below, investments in commercial paper maturing within six months from the date of acquisition thereof and having, at such date of acquisition, a rating of at least "A-2" or the equivalent thereof from Standard & Poor's Corporation or of at least "P-2" or the equivalent thereof from Moody's Investors Service, Inc.;

              (c) investments in certificates of deposit, banker's acceptances and time deposits (including Eurodollar time deposits) maturing within six months from the date of acquisition thereof issued or guaranteed by or placed with (i) any domestic office of the Administrative Agent or the bank with whom the Borrowers and the Guarantors maintain their cash management system, provided, that if such bank is not a DIP Lender hereunder, such bank shall have entered into an agreement with the Administrative Agent pursuant to which such bank shall have waived all rights of setoff and confirmed that such bank does not have, nor shall it claim, a security interest therein or (ii) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $250,000,000 and is the principal banking subsidiary of a bank holding company having a long-term unsecured debt rating of at least "A-2" or the equivalent thereof from Standard & Poor's Corporation or at least "P-2" or the equivalent thereof from Moody's Investors Service, Inc.;

              (d) investments in commercial paper maturing within six months from the date of acquisition thereof and issued by (i) the holding company of the Administrative Agent or (ii) the holding company of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has (A) a combined capital and surplus in excess of $250,000,000 and (B) commercial paper rated at least "A-2" or the equivalent thereof from Standard & Poor's Corporation or at least "P-2" or the equivalent thereof from Moody's Investors Service, Inc.;

              (e) investments in repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause
     (a) above entered into with any office of a bank or trust company meeting the qualifications specified in clause (c) above; and

              (f) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through (e) above.

         "Permitted Liens" shall mean (i) Liens imposed by law (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority for claims not yet due and payable or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than Environmental Liens and any Lien imposed under ERISA) in existence on the Petition Date or thereafter imposed by law

(including, without limitation, valid Liens in existence on the Petition Date that are perfected subsequent to the Petition Date as permitted by Sections 546(b) and 362(b)(18) of the Bankruptcy Code) and created in the ordinary course of business; (iii) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, franchise agreements and other contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations incurred in the ordinary course of business or arising as a result of progress payments under government contracts; (iv) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded) and interest of ground lessors, that do not materially interfere with the ordinary conduct of the business of any Loan Party or the use thereof by such Loan Party; (v) purchase money Liens (including Capitalized Leases) upon or in any property acquired or held in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness permitted by Section 6.03(g) solely for the purpose of financing the acquisition of such property; (vi) extensions, renewals or replacements of any Lien referred to in paragraphs (i) through (v) above, provided that the principal amount of the obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby, (vii) Liens approved by the Co-Lead Arrangers in their sole discretion as contemplated by Section 4.04(a), and (viii) Liens of utilities incurred in the ordinary course of business on cables and other property affixed to transmission poles pursuant to pole agreements and pole rental and similar agreements.

         "Person" shall mean any natural person, corporation, division of a corporation, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Petition Date" shall mean June 25, 2002.

         "Plan" shall mean a Single Employer Plan or a Multiemployer Plan.

         "Prepayment Date" shall mean August 26, 2002, if the Final Order has not been entered by the Bankruptcy Court prior to such date.

         "Pre-Petition Facilities" shall mean each of the credit facilities described in Annex C and "Pre-Petition Facility" means any one of them.

         "Pre-Petition Lender" shall mean any lender party to a Pre-Petition Facility, and their respective successors and assigns.

         "Pre-Petition Liens" shall mean each of the Liens securing any of the pre-petition Indebtedness due to the Pre-Petition Lenders under the Pre-Petition Facilities.

         "Pre-Petition Payment" shall mean a payment (by way of adequate protection or otherwise) of principal or interest or otherwise on account of any pre-petition Indebtedness or trade payables or other pre-petition claims against any Loan Party.

         "Reduction Event" shall mean (i) any sale, lease, transfer or other disposition of assets of any Loan Party (other than any disposition to any other Loan Party that belongs to the same Borrower Group), (ii) any casualty or other insured damage to any property of any Loan Party, or any taking of any such property under power of eminent domain or by condemnation or similar proceeding, or any transfer of any such property in lieu of a condemnation or similar taking thereof, (iii) the issuance by any Loan Party of any Equity Interest, or the receipt by any Loan Party of any capital contribution, other than any such issuance of an Equity Interest to, or receipt of any such capital contribution from, any other Loan Party which belongs to the same Borrower Group; or (iv) the incurrence by any Loan Party of any Indebtedness, other than Indebtedness permitted under Section 6.03, other than any event described in any of the foregoing clauses so long as the proceeds from any such single event (or series of related events) do not exceed $100,000.

         "Reduction Event Collateral Account" shall mean, with respect to any Borrower, the account established by such Borrower under the sole and exclusive control of the Collateral Agent maintained at the office of the Collateral Agent at 388 Greenwich Street, New York, NY 10013, designated as the "[Borrower's Name] Reduction Event Account" and used solely for the purposes set forth in
Section 2.14(a)(iv).

         "Register" shall have the meaning set forth in section 10.03(d).

         "Reimbursement Obligations" shall mean, with respect to each Borrower, at any time, all obligations of such Borrower to reimburse each Fronting Bank for amounts paid by it in respect of drawings under Letters of Credit issued by such Fronting Bank for the account of such Borrower.

         "Reorganization Plan" shall mean a plan of reorganization in any of the Cases.

         "Required DIP Lenders" shall mean, at any time, DIP Lenders having Tranche A Commitments and representing Tranche B Credit-Linked Deposit Amounts in an aggregate amount in excess of 50% of the Total Commitment or, if the Tranche A Commitments and the Tranche B Credit-Linked Deposit Amounts shall have been terminated in their entirety, holding aggregate Outstanding Exposures with respect to all Borrowers representing in excess of 50% of the aggregate Outstanding Exposures with respect to all Borrowers.

         "SEC Reporting Date" means the first date after the date of effectiveness of this Agreement on which the Parent files a Form 10-Q or Form 10-K with the Securities and Exchange Commission (regardless of whether such filing is with respect to a period ended prior to or after the date of effectiveness of this Agreement).

         "Secured Obligations" shall have the meaning set forth in the Amended and Restated Security and Pledge Agreement.

         "Seven A Borrower Group" shall mean the Borrower Group identified as the "Seven A Borrower Group" in Annex B.

         "Several Borrower" shall mean each Person listed in Annex B as a Borrower other than the "Joint and Several Borrower".

         "Several Borrower Group" shall mean each Borrower Group with respect to which the Borrower is a Several Borrower.

         "Several Guarantor" shall mean each Person (other than a Several Borrower) which belongs to a Several Borrower Group.

         "Several Loan Party" shall mean each Several Borrower and each Several Guarantor.

         "Single Employer Plan" shall mean a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of any Borrower or an ERISA Affiliate or (ii) was so maintained and in respect of which any Borrower could have liability under Section 4069 of ERISA in the event such Plan has been or were to be terminated.

         "SSB" shall mean Salomon Smith Barney Inc. and its successors.

         "Statutory Reserves" shall mean on any date the percentage (expressed as a decimal) established by the Board and any other banking authority that is
(i) for purposes of the definition of Base CD Rate, the then stated maximum rate of all reserves (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City, for new three month negotiable nonpersonal time deposits in dollars of $100,000 or more or (ii) for purposes of the definition of Adjusted LIBOR Rate, the then stated maximum rate for all reserves (including but not limited to any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency Liabilities (or any successor category of liabilities under Regulation D issued by the Board, as in effect from time to time). Such reserve percentages shall include, without limitation, those imposed pursuant to said Regulation.

The Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in such percentage.

         "Stop Issuance Notice" shall have the meaning set forth in Section 2.04(c).

         "Subsidiary" means, with respect to any Person (herein referred to as the "parent"), a corporation, partnership, limited liability company or other entity (whether now existing or hereafter organized) of which shares of stock or other ownership interest having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the parent. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrowers.

         "Super-Majority DIP Lenders" shall have the meaning set forth in
Section 10.10(b).

         "Superpriority Claim" shall mean a claim against any Loan Party in any of the Cases that is a superpriority administrative expense claim having priority over any or all administrative expenses and other claims of the kind specified in, or otherwise arising or ordered under, any Sections of the Bankruptcy Code (including, without limitation, Sections 105, 326, 328 , 330, 331, 503(b), 506(c), 507(a), 507(b), 546(c) and/or 726 thereof), whether or not such claim or expenses may become secured by a judgment lien or other non-consensual lien, levy or attachment.

         "Surety Basket Amount" shall mean $90,000,000.

         "Surety Credit Usage" shall mean, at any date, the sum of (i) the aggregate face amount of Surety Letters of Credit outstanding on such date, (ii) the aggregate amount of outstanding Reimbursement Obligations with respect to Surety Letters of Credit outstanding on such date and (iii) the aggregate amount of cash and cash equivalents subject to Liens permitted by clause (g) of Section
6.01 on such date.

         "Surety Letters of Credit" shall mean any Letter of Credit issued in support of surety or performance bonds or similar obligations.

         "Syndication Agent" shall mean SSB in its capacity as Syndication Agent under the Loan Documents, and its successors in such capacity.

         "Taxes" shall have the meaning set forth in Section 2.19.

         "Termination Date" shall mean the earliest to occur of (i) the Prepayment Date, (ii) the Maturity Date, (iii) the Consummation Date and (iv) the acceleration of the Loans and the termination of the Commitments in accordance with the terms hereof; provided that in the event (x) a Reorganization Plan for each Loan Party in a Several Borrower Group has been "accepted" within the meaning of Section 1126 of the Bankruptcy Code by the Pre-Petition Lenders to such Several Borrower Group as a class and (y) the date of substantial consummation (as defined in Section 1101(2) of the Bankruptcy
Code) of such plan shall have occurred (and the date of substantial consummation of a plan of reorganization for each Loan Party that belongs to any other then existing Borrower Group shall not have occurred simultaneously), the "Consummation Date" shall be deemed to have occurred only as to the Several Borrower Group with respect to which such plan has been substantially consummated, and not with respect to any other Borrower Groups. Upon occurrence of the Termination Date with respect to any Borrower Group in accordance with the immediately preceding sentence, the Termination Date shall be deemed to have occurred with respect to all Loan Parties in such Borrowing Group for all purposes under this Agreement and the other Loan Documents (including without limitation Sections 2.01(a) and 2.02(a) hereof).

         "Termination Event" shall mean, with respect to any Loan Party or ERISA Affiliate (i) a "reportable event", as such term is described in Section 4043 of ERISA and the regulations issued thereunder (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under Section 4043 of ERISA or such regulations and a "reportable event" under PBGC Regulation 4043.35) or an event described in Section 4068 of ERISA excluding events described in Section 4043(c)(9) of ERISA or PBGC Regulations 4043.21 and 4043.23, or (ii) the withdrawal of any Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(c) of ERISA, or the incurrence of liability by any Loan Party or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (iii) providing notice of intent to terminate a Plan pursuant to Section 4041(c) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA or (v) any other event or condition (other than the commencement of the Cases and the failure to have made any contribution accrued as of the Petition Date but not paid) that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the imposition of any liability under Title IV of ERISA (other than for the payment of premiums to the PBGC).

         "Total Commitment" shall mean, at any time, the sum of (i) the Total Tranche A Commitment and (ii) the Total Tranche B Credit-Linked Deposit Amount, in each case at such time.

         "Total Percentage" shall mean, at any time, with respect to each DIP Lender, the percentage obtained by dividing (x) the sum of (i) such DIP Lender's Tranche A Commitment (if any) and Tranche B Credit-Linked Deposit Amount (if any) by (y) the Total Commitment, in each case at such time.

         "Total Tranche A Commitment" shall mean, at any time, the sum of all the Tranche A Commitments at such time.

         "Total Tranche B Credit-Linked Deposit Amount" shall mean, at any time, the sum of all the Tranche B Credit-Linked Deposit Amounts at such time.

         "Tranche A Borrowing" shall mean the making of any Tranche A Loan or the issuance of any Tranche A Letter of Credit.

         "Tranche A Commitment" shall mean, with respect to each Tranche A DIP Lender, its commitment hereunder in the amount set forth opposite its name on Annex A hereto, or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to this Agreement.

         "Tranche A DIP Lender" shall mean any lender with a Tranche A Commitment hereunder.

         "Tranche A Letter of Credit" shall have the meaning set forth in
Section 2.04(a).

         "Tranche A Letter of Credit Outstandings" shall mean, at any time, with respect to any Borrower, the sum of (i) the aggregate undrawn stated amount of all Tranche A Letters of Credit issued for the account of such Borrower then outstanding plus (ii) all outstanding Reimbursement Obligations under Tranche A Letters of Credit issued for the account of such Borrower, in each case at such time.

         "Tranche A Loan" shall have the meaning set forth in Section 2.01(a).

         "Tranche A Outstanding Exposure" shall mean, at any time, with respect to any Borrower, the then outstanding aggregate principal amount of the Tranche A Loans by all Tranche A DIP Lenders to such Borrower plus the then aggregate Tranche A Letter of Credit Outstandings.

         "Tranche B Actual Return Rate" shall have the meaning set forth in
Section 2.02(h).

         "Tranche B Borrowing" shall mean the making of any Tranche B Loan or the issuance of any Tranche B Letter of Credit.

         "Tranche B Credit-Linked Account" shall mean, with respect to each Tranche B DIP Lender, the account established by the Administrative Agent at JPMorgan Chase Bank in the name of such Tranche B DIP Lender pursuant to Section 2.02(a).

         "Tranche B Credit-Linked Deposit Amount" shall mean, with respect to each Tranche B DIP Lender, an amount equal to the amount set forth opposite its name on Annex D, or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to this Agreement.

         "Tranche B DIP Lender" shall mean any financial institution or other investor that has a corresponding Tranche B Credit-Linked Deposit Amount hereunder.

         "Tranche B Fixed Return Rate" shall have the meaning set forth in
Section 2.02(h).

         "Tranche B Letter of Credit" shall have the meaning set forth in
Section 2.04(b).

         "Tranche B Letter of Credit Outstandings" shall mean, at any time, with respect to any Borrower, the sum of (i) the aggregate undrawn stated amount of all Tranche B Letters of Credit issued for the account of such Borrower then outstanding plus (ii) all outstanding Reimbursement Obligations under Tranche B Letters of Credit issued for the account of such Borrower, in each case at such time.

         "Tranche B Loan" shall have the meaning set forth in Section 2.03(a).

         "Tranche B Outstanding Exposure" shall mean, at any time, with respect to any Borrower, the then outstanding aggregate principal amount of the Tranche B Loans by all Tranche B DIP Lenders to such Borrower plus the then aggregate Tranche B Letter of Credit Outstandings.

         "Transferee" shall have the meaning set forth in Section 2.19.

         "True-Up Event of Default" shall mean, with respect to any Borrower Group, an Event of Default arising under Section 7.01(c) as a result of a failure by any Borrower to comply with the provisions of Section 6.10(d) at any time or date on which compliance therewith is required pursuant to the terms of
Section 6.10(d).

         "Type" when used in respect of any Loan or Borrowing shall refer to the Rate of interest by reference to which interest on such Loan or on the Loans comprising such

Borrowing is determined. For purposes hereof, "Rate" shall mean the Adjusted LIBOR Rate and the Alternate Base Rate.

         "Unused Total Commitment" shall mean, at any time, the Total Commitment minus the aggregate Outstanding Exposure with respect to all Borrowers, in each case at such time.

         "Withdrawal Liability" shall have the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

         Section 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that for purposes of determining compliance with any covenant set forth in Section 6.04 or 6.05, such terms shall be construed in accordance with GAAP as specified in the Covenant Addendum.

                                   ARTICLE 2.
                           AMOUNT AND TERMS OF CREDITS

         Section 2.01. Commitments of the Tranche A DIP Lenders.

         (a) Upon the terms and subject to the conditions herein set forth (including, without limitation, the provisions of Section 2.28 and Article 4) each Tranche A DIP Lender, severally and not jointly with the other Tranche A DIP Lenders, agrees to make loans (each a "Tranche A Loan" and collectively, the "Tranche A Loans") to each Borrower at any time and from time to time during the period commencing on the date hereof and ending on the Termination Date; provided that, after giving effect to any such Tranche A Loan, (i) the aggregate outstanding principal amount of Tranche A Loans of such Tranche A DIP Lender plus such Tranche A DIP Lender's participation in Tranche A Letters of Credit (and unreimbursed draws thereunder) does not exceed such Tranche A DIP Lender's Tranche A Commitment, (ii) the Outstanding Exposure with respect to such Borrower does not exceed such Borrower's Borrowing Limit and (iii) the Tranche A Outstanding Exposure with respect to all Borrowers does not exceed the Total Tranche A Commitment. Tranche A Loans made pursuant to this subsection (a) may be repaid and reborrowed in accordance with the provisions of this Agreement.

         (b) Each Tranche A Borrowing shall be funded by the Tranche A DIP Lenders pro rata in accordance with their respective Class Percentages; provided, however, that the failure of any Tranche A DIP Lender to make any Tranche A Loan shall not in itself relieve the other Tranche A DIP Lenders of their obligations to lend.

         Section 2.02. Tranche B Credit-Linked Accounts.

         (a) Establishment of Tranche B Credit-Linked Accounts. On or prior to the Closing Date, the Administrative Agent shall establish a Tranche B Credit-Linked Account at JPMCB in the name of each Person that is to be a Tranche B DIP Lender. The Administrative Agent shall establish additional Tranche B Credit-Linked Accounts at JPMCB (subject to Section 8.10) at such times and in the names of such assignee Tranche B DIP Lenders as shall be required pursuant to Section 10.03(b). Amounts on deposit in each Tranche B Credit-Linked Account shall be invested, or caused to be invested, by the Administrative Agent as set forth in subsection (d) below, and no Person (other than the Administrative Agent or any of its sub-agents) shall have the right to make any withdrawals from any Tranche B Credit-Linked Deposit Account or exercise any other right or power with respect thereto, except as expressly provided in subsection (c) below. Without limiting the generality of the foregoing, each party hereto acknowledges and agrees that no amount on deposit at any time in any Tranche B Credit-Linked Account shall be the property of any Loan Party, shall constitute "Collateral" under the Loan Documents, or shall otherwise be available in any manner to satisfy any Obligation of any Loan Party under the Loan Documents.

         (b) Deposits in Tranche B Credit-Linked Accounts. The following amounts will be deposited in each Tranche B Credit-Linked Account at the following times:

         (i) on the Closing Date, each Tranche B DIP Lender that is a party to this Agreement shall deposit in its Tranche B Credit-Linked Account an amount in Dollars equal to such Tranche B DIP Lender's Tranche B Credit-Linked Deposit Amount. All funding obligations with respect to any Tranche B Loan and all obligations to repay the Fronting Bank with respect to any draw paid by it under any Tranche B Letter of Credit and not reimbursed by the applicable Borrower, in each case of each Tranche B DIP Lender, shall be satisfied upon such Tranche B DIP Lender's making such deposit in its Tranche B Credit-Linked Account;

         (ii) on any date on which the Administrative Agent receives any payment for the account of any Tranche B DIP Lender with respect to the principal amount of any of its Tranche B Loans (whether pursuant to Section 2.14, 2.15, 7.01 or otherwise), the Administrative Agent shall deposit such amount in the Tranche B Credit-Linked Account of such Tranche B DIP Lender;

         (iii) on any date on which the Administrative Agent or the Fronting Bank receives any reimbursement payment from any Borrower with respect to amounts withdrawn from any Tranche B Credit-Linked Account to reimburse any Fronting Bank with respect to any payment made by it under any Tranche B Letter of Credit, the

Administrative Agent or the Fronting Bank shall deposit in each Tranche B Credit-Linked Account the portion of such reimbursement payment to be deposited therein, in accordance with Section 2.04(h); and

         (iv) concurrently with the effectiveness of any assignment by any Tranche B DIP Lender of all or any portion of its Tranche B Credit-Linked Deposit Amount, the Administrative Agent shall transfer into the Tranche B Credit-Linked Account of the assignee Tranche B DIP Lender the corresponding portion of the amount on deposit in the assignor's Tranche B Credit-Linked Account, in accordance with Section 10.03(b).

         (c) Withdrawals from and Closing of Tranche B Credit-Linked Accounts. Amounts on deposit in each Tranche B Credit-Linked Account shall be withdrawn and distributed (or transferred, in the case of clause (iv) below) as follows:

         (i) on the date of any Tranche B Borrowing, subject to satisfaction of the conditions applicable thereto set forth in Article 4, the Administrative Agent shall withdraw from each Tranche B Credit-Linked Account an amount equal to the relevant Tranche B DIP Lender's Class Percentage of such Borrowing, and make such amount available to the relevant Borrower, as contemplated by Section 2.03(b) and in accordance with Section 2.07;

         (ii) on any date on which any Fronting Bank is to be reimbursed by the Tranche B DIP Lenders for any payment made by such Fronting Bank with respect to a Tranche B Letter of Credit, the Administrative Agent shall withdraw from each Tranche B Credit-Linked Account an amount equal to the relevant Tranche B DIP Lender's Class Percentage of such unreimbursed payment, and make such amount available to the Fronting Bank, in accordance with Section 2.04(h);

         (iii) concurrently with each optional or mandatory reduction or termination of the Tranche B Credit-Linked Deposit Amounts pursuant to Section
2.11 or 2.14, as the case may be, the Administrative Agent shall withdraw from each Tranche B Credit-Linked Account, and pay to the relevant Tranche B DIP Lender, an amount equal to the amount of the optional or mandatory reduction of such Tranche B DIP Lender's Tranche B Credit-Linked Deposit Amount, in accordance with the applicable Section;

         (iv) concurrently with the effectiveness of any assignment by any Tranche B DIP Lender of all or any portion of its Tranche B Credit-Linked Deposit Amount, the corresponding portion of the amount on deposit in the assignor's Tranche B Credit-Linked Account shall be transferred from the assignor's Tranche B Credit-Linked Account to the assignee's Tranche B Credit-Linked Account, in accordance with Section 10.03(b) and, if required by
Section 10.03(b), shall close such assignor's Tranche B Credit-Linked Account;
and

         (v) upon the reduction of the Total Tranche B Credit-Linked Deposit Amount to $0 and the expiration or cancellation of all outstanding Tranche B Letters of Credit (or cash collateralization thereof at 110% pursuant to arrangements reasonably satisfactory to the Administrative Agent), the Administrative Agent shall withdraw from each Tranche B Credit-Linked Account, and pay to the relevant Tranche B DIP Lender, the aggregate amount then on deposit therein, and shall close each such Tranche B Credit-Linked Account.

         (d) Investment of Amounts in Tranche B Credit-Linked Accounts. The Administrative Agent shall invest, or cause to be invested, the amount on deposit in the Tranche B Credit-Linked Account of each Tranche B DIP Lender so as to earn for the account of such Tranche B DIP Lender a return thereon at a rate per annum equal to (i) the rate for one-month LIBOR deposits as determined by the Administrative Agent (the "Benchmark LIBOR Rate") minus (ii) 0.10%. The Benchmark LIBOR Rate will be reset on each Business Day. Such return will be paid by the Administrative Agent to each Tranche B DIP Lender monthly in arrears on each Monthly Payment Date. No Loan Party shall have any obligation under or in respect of the provisions of this Section 2.02(d).

         (e) Tranche B Fixed Return Rate Indemnity. The Borrowers shall pay to the Administrative Agent, for the account of each Tranche B DIP Lender, for each calendar month, an amount equal to (i) the Tranche B Fixed Return Rate minus
(ii) the Tranche B Actual Return Rate, in each case with respect to such Tranche B DIP Lender for such calendar month (but only if such amount constituting the difference between the amounts provided for in items (i) and (ii) above is greater than $0). Each such amount will be paid by the Borrowers to the Administrative Agent, for the account of each Tranche B DIP Lender, on the Monthly Payment Date for such calendar month.

         (f) Excess Payments. In the event that the Tranche B Actual Return Rate with respect to any Tranche B DIP Lender for any calendar month exceeds the Tranche B Fixed Return Rate with respect to such Tranche B DIP Lender for such calendar month, such excess amount shall be held in a separate sub-account of the Tranche B Credit-Linked Account of such Tranche B DIP Lender. Amounts on deposit in any such sub-account shall be withdrawn by the Administrative Agent and paid to the relevant Tranche B DIP Lender in satisfaction of any amount subsequently payable by the Borrowers to such Tranche B DIP Lender pursuant to subsection (e) above, and the Borrowers shall not be required to make any payment to such Tranche B DIP Lender pursuant to subsection (e) above until the amounts on deposit in such sub-account of such Tranche B DIP Lender shall be $0.

         (g) Sub-agents. The Administrative Agent may perform any and all its duties and exercise its rights and powers contemplated by this Section 2.02 by or through one or more sub-agents appointed by it (which may include any of its Affiliates), and any such sub-agent shall be entitled to the benefit of all the provisions of Article 8 of this

Agreement (including without limitation Section 8.06). The parties hereto acknowledge that on or prior to the Closing Date the Administrative Agent has engaged JPMorgan Chase Institutional Services to act as its sub-agent for purposes of this Section 2.02, and that in such capacity JPMorgan Chase Institutional Services shall be entitled to the benefit of all the provisions of
Article 8 of this Agreement (including without limitation Section 8.06).

         (h) Definitions. For purposes of this Section 2.02, the following defined terms shall have the following meanings:

         "Tranche B Actual Return Rate" shall mean, for any calendar month, with respect to any Tranche B DIP Lender, an amount equal (i) the aggregate amount of payments received by such Tranche B DIP Lender from the Administrative Agent pursuant to Section 2.02(d) plus (ii) the aggregate amount of interest payments received by such Tranche B DIP Lender from the Borrowers pursuant to Section
2.09 plus (iii) the aggregate amount of letter of credit fees received by such Tranche B DIP Lender from the Borrowers pursuant to Section 2.22, in each case with respect to such calendar month.

         "Tranche B Fixed Return Rate" shall mean, for any calendar month, with respect to any Tranche B DIP Lender, an amount equal to the interest that would have accrued on the Tranche B Credit-Linked Deposit Amount of such Tranche B DIP Lender during such calendar month if such interest were calculated at a rate equal to (i) the Benchmark LIBOR Rate plus (ii) a rate per annum equal to (the Applicable Margin with respect to Eurodollar Loans - 0.25%) (on the basis of the actual number of days elapsed over a year of 360 days).

         Section 2.03. Making of Tranche B Loans.

         (a) Upon the terms and subject to the conditions herein set forth (including, without limitation, the provisions of Section 2.28 and Article 4), each Tranche B DIP Lender, severally and not jointly with the other Tranche B DIP Lenders, agrees to make loans (each a "Tranche B Loan" and collectively, the "Tranche B Loans") to each Borrower at any time and from time to time during the period commencing on the date hereof and ending on the Termination Date; provided that, after giving effect to any such Tranche B Loan, (i) the aggregate outstanding principal amount of Tranche B Loans of such Tranche B DIP Lender plus such Tranche B DIP Lender's participation in Tranche B Letters of Credit (and unreimbursed draws thereunder) does not exceed such Tranche B DIP Lender's Tranche B Credit-Linked Deposit Amount, (ii) the Outstanding Exposure with respect to such Borrower does not exceed such Borrower's Borrowing Limit and
(iii) the Tranche B Outstanding Exposure with respect to all Borrowers does not exceed the Total Tranche B Credit-Linked Deposit Amount. Tranche B Loans made pursuant to this subsection (a) may be repaid and reborrowed in accordance with the provisions of this Agreement.

         (b) Each Tranche B Borrowing shall be funded by the Tranche B DIP Lenders pro rata in accordance with their respective Class Percentages, solely from amounts on deposit in their respective Tranche B Credit-Linked Accounts.

         Section 2.04. Letters of Credit.

         (a) Tranche A Letters of Credit. Upon the terms and subject to the conditions herein set forth, each Borrower may request a Fronting Bank, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, and so long as no Stop Issuance Notice is in effect, such Fronting Bank shall issue, for the account of such Borrower, one or more Tranche A Letters of Credit for the uses specified in Section 5.08(a); provided that after giving effect to such issuance (i) the aggregate outstanding principal amount of Tranche A Loans of such Tranche A DIP Lender plus such Tranche A DIP Lender's participation in Tranche A Letters of Credit (and unreimbursed draws thereunder) does not exceed such Tranche A DIP Lender's Tranche A Commitment, (ii) the Outstanding Exposure with respect to such Borrower does not exceed such Borrower's Borrowing Limit,
(iii) the Tranche A Outstanding Exposure with respect to all Borrowers does not exceed the Total Tranche A Commitment, (iv) the Letter of Credit Outstandings with respect to such Borrower do not exceed such Borrower's Letter of Credit Sublimit and (v) the Surety Credit Usage will not exceed the Surety Basket Amount.

         (b) Tranche B Letters of Credit. Upon the terms and subject to the conditions herein set forth, each Borrower may request a Fronting Bank, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, and so long as no Stop Issuance Notice is in effect, such Fronting Bank shall issue, for the account of such Borrower, one or more Tranche B Letters of Credit for the uses specified in Section 5.08(a); provided that after giving effect to such issuance (i) the aggregate outstanding principal amount of Tranche B Loans of such Tranche B DIP Lender plus such Tranche B DIP Lender's participation in Tranche B Letters of Credit (and unreimbursed draws thereunder) does not exceed such Tranche B DIP Lender's Tranche B Credit-Linked Deposit Amount, (ii) the Outstanding Exposure with respect to such Borrower does not exceed such Borrower's Borrowing Limit, (iii) the Tranche B Outstanding Exposure with respect to all Borrowers does not exceed the Total Tranche B Credit-Linked Deposit Amount, (iv) the Letter of Credit Outstandings with respect to such Borrower and (v) the Surety Credit Usage will not exceed the Surety Basket Amount.

         (c) If either (i) DIP Lenders holding in excess of 50% of the Total Tranche A Commitment or (ii) DIP Lenders representing in excess of 50% of the Total Tranche B Credit-Linked Amount determine at any time that the conditions set forth in Section 4.03 would not be satisfied in respect of a Credit Event at such time, then such DIP Lenders may request that the Administrative Agent issue a "Stop Issuance Notice", and the

Administrative Agent shall issue such notice to each Fronting Bank. Such Stop Issuance Notice shall be withdrawn by the relevant DIP Lenders upon a determination by them that the circumstances giving rise thereto no longer exist. While a Stop Issuance Notice is in effect, no Letter of Credit of the same Class as the Class of DIP Lenders that have caused the issuance of such Stop Issuance Notice may be issued. The relevant DIP Lenders may request issuance of a Stop Issuance Notice only if there is a reasonable basis therefor, and shall consider reasonably and in good faith a request from a Borrower for withdrawal of the same on the basis that the conditions in Section 4.03 are satisfied; provided that the Administrative Agent and the Fronting Banks may and shall conclusively rely on any Stop Issuance Notice while it remains in effect.

         (d) No Letter of Credit shall expire later than 10 days prior to the Maturity Date. To the extent that Surety Letters of Credit are issued, each Borrower shall obtain a separate Surety Letter of Credit in, or be liable with respect to, an amount that is commensurate with the benefit to be received by such Borrower as a result of the transactions supported by the surety or performance bonds or similar obligations to be supported by such Letters of Credit.

         (e) Each Borrower shall pay to each Fronting Bank, in addition to such other fees and charges as are specifically provided for in Section 2.22 hereof, such fees and charges in connection with the issuance and processing of the Letters of Credit issued by such Fronting Bank for the account of such Borrower as are customarily imposed by such Fronting Bank from time to time in connection with letter of credit transactions.

         (f) Drafts drawn under each Letter of Credit shall be reimbursed by the Borrower in Dollars not later than the first Business Day following the date of draw and shall bear interest from the date of draw until the first Business Day following the date of draw at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin and thereafter until reimbursed in full at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus 2% (computed on the basis of the actual number of days elapsed over a year of 360 days). The Borrower shall effect such reimbursement (x) if such draw occurs prior to the Termination Date applicable to such Letter of Credit, in cash or through a Borrowing of the same Class as the Letter of Credit to which such reimbursement obligation relates or (y) if such draw occurs on or after the Termination Date, in cash.

         (g) Immediately upon the issuance of any Letter of Credit of either Class by any Fronting Bank, such Fronting Bank shall be deemed to have sold to each DIP Lender of such Class other than such Fronting Bank and each such other DIP Lender shall be deemed unconditionally and irrevocably to have purchased from such Fronting Bank, without recourse or warranty, an undivided interest and participation, to the extent of such DIP Lender's Class Percentage, in such Letter of Credit, each drawing thereunder and the Obligations of the Borrower and the Guarantors under this Agreement with respect thereto. Upon any change in the Tranche A Commitments or the Tranche B

Credit-Linked Deposit Amounts pursuant to Section 10.03(b), it is hereby agreed that with respect to all Letter of Credit Outstandings of the relevant Class, there shall be an automatic adjustment to the participations hereby created to reflect the new Class Percentages of the assigning and assignee DIP Lenders. Any action taken or omitted by a Fronting Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Fronting Bank any resulting liability to any other DIP Lender.

         (h) In the event that a Fronting Bank makes any payment under any Letter of Credit of either Class and the Borrower shall not have reimbursed such amount in full to such Fronting Bank pursuant to this Section, the Fronting Bank shall promptly notify the Administrative Agent, which shall promptly notify each DIP Lender of such Class of such failure, and each such DIP Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Fronting Bank the amount of such DIP Lender's Class Percentage of such unreimbursed payment in Dollars and in same day funds. If such Fronting Bank so notifies the Administrative Agent, and the Administrative Agent so notifies the DIP Lenders of such Class prior to 11:00 a.m. (New York City time) on any Business Day, then (i) if the relevant Letter of Credit is a Tranche A Letter of Credit, each of the Tranche A DIP Lenders shall make available to such Fronting Bank such Tranche A DIP Lender's Class Percentage of the amount of such payment on such Business Day in same day funds and (ii) if the relevant Letter of Credit is a Tranche B Letter of Credit, each of the Tranche B DIP Lenders hereby irrevocably authorizes the Administrative Agent to make available to such Fronting Bank such Tranche B DIP Lender's Class Percentage of the amount of such payment on such Business Day in same day funds from amounts on deposit in such Tranche B DIP Lender's Tranche B Credit-Linked Account. If and to the extent any Tranche A DIP Lender shall not have so made its Class Percentage of the amount of such payment available to such Fronting Bank, such Tranche A DIP Lender agrees to pay to such Fronting Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Fronting Bank at the Federal Funds Effective Rate. The failure of any Tranche A DIP Lender to make available to the Fronting Bank its Class Percentage of any payment under any Letter of Credit shall not relieve any other Tranche A DIP Lender of its obligation hereunder to make available to the Fronting Bank its Class Percentage of any payment under any Letter of Credit of the relevant Class on the date required, as specified above, but no DIP Lender shall be responsible for the failure of any Tranche A DIP Lender to make available to such Fronting Bank such other DIP Lender's Class Percentage of any such payment. Whenever a Fronting Bank receives a payment of a Reimbursement Obligation as to which it has received any payments from DIP Lenders pursuant to this paragraph, such Fronting Bank shall pay (i) if such payment is with respect to a Tranche A Letter of Credit, to each Tranche A DIP Lender which has paid its Class Percentage thereof, in Dollars and in same day funds, an amount equal to such DIP Lender's Class Percentage thereof and (ii) if such payment is with respect to a Tranche B Letter of Credit, to each Tranche B DIP Lender, by depositing into its

Tranche B Credit-Linked Account, in Dollars and in same day funds, an amount equal to such DIP Lender's Class Percentage thereof.

         (i) The obligations of each DIP Lender of each Class to participate in Letters of Credit of such Class and to pay or reimburse the Fronting Bank for such DIP Lender's Class Percentage of amounts drawn thereunder is absolute, irrevocable and unconditional and shall not be affected by any circumstances whatsoever (including, without limitation, the occurrence or continuation of any Event of Default) and each such payment or reimbursement shall be made without offset, abatement, withholding or other reduction whatsoever; provided that any such obligations of any Tranche B DIP Lender shall be satisfied solely from amounts on deposit in its Tranche B Credit-Linked Accounts.

         Section 2.05. Issuance. Whenever a Borrower desires a Fronting Bank to issue a Letter of Credit, it shall give to such Fronting Bank and the Administrative Agent at least two Business Days' prior written (including telegraphic, telex, facsimile or cable communication) notice (or such shorter period as may be agreed upon by the Administrative Agent, such Borrower and such Fronting Bank) specifying the date on which the proposed Letter of Credit is to be issued (which shall be a Business Day), the stated amount of the Letter of Credit so requested, the conditions for the drawing thereof, the expiration date of such Letter of Credit and the name and address of the beneficiary thereof.

         Section 2.06. Nature of Letter of Credit Obligations Absolute. The obligations of the Borrower to reimburse the DIP Lenders for drawings made under any Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, setoff, defense or other right that such Borrower or any Guarantor may have at any time against a beneficiary of any Letter of Credit or against any of the DIP Lenders, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by a Fronting Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (v) any other circumstance or happening whatsoever, that is similar to any of the foregoing; or (vi) the fact that any Event of Default shall have occurred and be continuing.

         Section 2.07. Making of Loans.

         (a) Except as contemplated by Section 2.12, Loans shall be either ABR Loans or Eurodollar Loans as the relevant Borrower may request subject to and in accordance with this Section, provided that all Loans made to a single Borrower pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Each DIP Lender may fulfill its funding obligation with respect to any Eurodollar Loan or ABR Loan by causing any lending office of such DIP Lender to make such Loan; provided that any such use of a lending office shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Subject to the other provisions of this Section and the provisions of Section 2.13, Borrowings of Loans of more than one Type may be incurred at the same time, provided that no more than ten (10) Borrowings of Eurodollar Loans may be outstanding at any time.

         (b) The relevant Borrower shall give the Administrative Agent (x) at least three (3) Business Days' prior notice for each Borrowing of Eurodollar Loans and (y) same day notice for each Borrowing of ABR Loans; such notice shall be irrevocable and shall specify (x) the amount of such Borrowing (which shall not be less than $5,000,000 or an integral multiple of $100,000 in excess thereof in the case of Eurodollar Loans and not less than $1,000,000 or an integral multiple of $500,000 in excess thereof in the case of ABR Loans) and the Class of such Borrowing, (y) the date of such Borrowing (which shall be a Business Day) and (z) the disbursement instructions for such Borrowing. Such notice, to be effective, must be received by the Administrative Agent not later than (1) 12:00 noon, New York City time, on the third Business Day preceding the date on which such Borrowing is to be made, in the case of Eurodollar Loans and
(2) 10:00 A.M., New York City time, on the day such Borrowing is to be made, in the case of ABR Loans, except as provided in the last sentence of this Section 2.07(b). Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of ABR Loans or Eurodollar Loans. If no election is made as to the Type of Loan, such notice shall be deemed a request for Borrowing of ABR Loans. The Administrative Agent shall promptly notify each DIP Lender of the relevant Class of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing or Loans being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, (aa) if such Borrowing is a Tranche A Borrowing, each Tranche A DIP Lender shall make an amount equal to its Class Percentage of the Borrowing available at the office of the Administrative Agent at 270 Park Avenue, New York, NY 10017, no later than 12:00 noon, New York City time, in immediately available funds, and (bb) if such Borrowing is a Tranche B Borrowing, each Tranche B DIP Lender hereby irrevocably authorizes the Administrative Agent to make available to the Borrower an amount on deposit in such Tranche B DIP Lender's Tranche B Credit-Linked Deposit Account equal to such Tranche B DIP Lender's Class Percentage of such Tranche B Borrowing (it being understood that the funding obligation of each Tranche B DIP Lender with respect to such Borrowing shall be required to be satisfied solely by making such amount available, and the Borrower shall have no other recourse against such Tranche B DIP Lender with respect to the satisfaction of such funding obligation). The Administrative Agent shall, in the case of a Tranche A Borrowing, upon receipt of the funds made available by the Tranche A DIP

Lenders to fund such Borrowing, disburse such funds in the manner specified in the notice of borrowing delivered by the Borrower, and in the case of a Tranche B Borrowing, disburse the relevant portions of the amounts on deposit in the Tranche B Credit-Linked Deposit Accounts in the manner specified in the notice of borrowing delivered by the Borrower.

         Section 2.08. Repayment of Loans; Evidence of Debt.

         (a) Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each DIP Lender the then unpaid principal amount of each Loan made to such Borrower on the Termination Date.

         (b) Each DIP Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such DIP Lender resulting from each Loan made by such DIP Lender to such Borrower, including the amounts of principal and interest payable and paid by such Borrower to such DIP Lender from time to time hereunder.

         (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Borrower, Type and Class thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the relevant Borrower to each DIP Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the DIP Lenders in respect of the Loans and each DIP Lender's share thereof.

         (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any DIP Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans made to such Borrower in accordance with the terms of this Agreement.

         (e) Any DIP Lender may request that Loans made by it to any Borrower be evidenced by a promissory note of such Borrower. In such event, the relevant Borrower shall execute and deliver to such DIP Lender a promissory note payable to the order of such DIP Lender (or, if requested by such DIP Lender, to such DIP Lender and its registered assigns) in the form attached hereto as Exhibit B. Thereafter, the Loans made to such Borrower and evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.03) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

         Section 2.09. Interest on Loans.

         (a) Subject to the provisions of Section 2.10, each ABR Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

         (b) Subject to the provisions of Section 2.10, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBOR Rate for such Interest Period in effect for such Borrowing plus the Applicable Margin.

         (c) Accrued interest on all Loans shall be payable in arrears on each Interest Payment Date applicable thereto, at maturity (whether by acceleration or otherwise), after such maturity on demand and (with respect to Eurodollar Loans) upon any repayment or prepayment thereof (on the amount repaid or prepaid).

         Section 2.10. Default Interest. If any Borrower or any Guarantor with respect to such Borrower, as the case may be, shall default in the payment of the principal of or interest on any Loan made to such Borrower or in the payment of any other amount becoming due hereunder (including, without limitation, the reimbursement pursuant to Section 2.04(f) of any draft drawn under a Letter of Credit issued for the account of such Borrower), whether at stated maturity, by acceleration or otherwise, such Borrower or such Guarantor, as the case may be, shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to (x) in the case of Borrowings consisting of Eurodollar Loans, the Adjusted LIBOR Rate in effect for such Borrowing plus the Applicable Margin plus 2%, (y) in the case of Borrowings consisting of ABR Loans, the Alternate Base Rate in effect for such Borrowing plus the Applicable Margin plus 2% and (z) in the case of all other amounts, the Alternate Base Rate plus 2%.

         Section 2.11. Optional Termination or Reduction of Commitment or Borrowing Limits. (a) Upon at least two Business Days' prior written notice to the Administrative Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Unused Total Commitment. Any such reduction shall be allocated to reduce the Total Tranche A Commitment and the Total Tranche B Credit-Linked Deposit Amount pro rata (on the basis of aggregate amount).

         (b) Each such reduction of the Tranche A Commitments and the Tranche B Credit-Linked Deposit Amounts pursuant to subsection (a) shall be in the principal amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof and shall be applied pro rata (on the basis of Class Percentage) to reduce the Tranche A

Commitments and the Tranche B Credit-Linked Deposit Amounts of all the DIP Lenders of the relevant Class. Simultaneously with each such reduction or termination of the Tranche A Commitments, the Borrowers shall pay to the Administrative Agent for the account of each Tranche A DIP Lender the Commitment Fee accrued on the amount of the Tranche A Commitment of such Tranche A DIP Lender so terminated or reduced through the date thereof.

         (c) Upon at least two Business Days' prior written notice to the Administrative Agent, any Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, its Borrowing Limit; provided that (i) no Borrower may reduce its Borrowing Limit to an amount below its then Outstanding Exposure and (ii) no Joint and Several Borrower may reduce its Borrowing Limit to $0 pursuant to this subsection (c).

         (d) Each such partial reduction of any Borrowing Limit pursuant to subsection (c) shall be in the principal amount of $1,000,000 or any integral multiple of $500,000 in excess thereof.

         Section 2.12. Alternate Rate of Interest. In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a Eurodollar Loan, the Administrative Agent shall have determined (which determination shall be conclusive and binding upon each of the Borrowers absent manifest error) that reasonable means do not exist for ascertaining the applicable Adjusted LIBOR Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telegraphic notice of such determination to each of the Borrowers and the DIP Lenders, and any request by any Borrower for a Borrowing of Eurodollar Loans (including pursuant to a refinancing with Eurodollar Loans) pursuant to Section 2.07 or 2.13 shall be deemed a request for a Borrowing of ABR Loans. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, each request for a Borrowing of Eurodollar Loans shall be deemed to be a request for a Borrowing of ABR Loans.

         Section 2.13. Refinancing of Loans. Each Borrower shall have the right, at any time, on three Business Days' prior irrevocable notice to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 1:00 p.m., New York City time, on the third Business Day preceding the date of any refinancing), (x) to refinance (without the satisfaction of the conditions set forth in Article 4 as a condition to such refinancing) any outstanding Borrowing or Borrowings of Loans of one Type (or a portion thereof) made to such Borrower with a Borrowing of Loans of the other Type to such Borrower or (y) to continue an outstanding Borrowing of Eurodollar Loans for an additional Interest Period, subject to the following:

              (a) as a condition to the refinancing of ABR Loans with Eurodollar Loans and to the continuation of Eurodollar Loans for an additional Interest

     Period, no Event of Default shall have occurred and be continuing at the time of such refinancing (other than (x) a Financial Covenant Event of Default with respect to a Borrower Group other than the Borrower Group to which the Borrower that has borrowed the Loans proposed to be refinanced belongs or (y) a True-Up Event of Default with respect to a single test date or time with respect to a single Borrower Group other than the Borrower Group to which the Borrower that has borrowed the Loans proposed to be refinanced belongs);

              (b) if less than a full Borrowing of Loans of either Class shall be refinanced, such refinancing shall be made pro rata among the DIP Lenders holding Loans of such Class in accordance with the respective principal amounts of the Loans comprising such Borrowing held by such DIP Lenders immediately prior to such refinancing;

              (c) the aggregate principal amount of Loans being refinanced shall be at least $1,000,000, provided that no partial refinancing of a Borrowing of Eurodollar Loans shall result in the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $1,000,000 in aggregate principal amount;

              (d) each DIP Lender shall effect each refinancing by applying the proceeds of its new Eurodollar Loan or ABR Loan, as the case may be, to its Loan being refinanced;

              (e) the Interest Period with respect to a Borrowing of Eurodollar Loans effected by a refinancing or in respect to the Borrowing of Eurodollar Loans being continued as Eurodollar Loans shall commence on the date of refinancing or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;

              (f) a Borrowing of Eurodollar Loans may be refinanced only on the last day of an Interest Period applicable thereto; and

              (g) each request for a refinancing with a Borrowing of Eurodollar Loans that fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month.

In the event that a Borrower shall not give notice to refinance any Borrowing of Eurodollar Loans made to such Borrower, or to continue such Borrowing as Eurodollar Loans, or shall not be entitled to refinance or continue such Borrowing as Eurodollar Loans, in each case as provided above, such Borrowing shall automatically be refinanced with a Borrowing of ABR Loans at the expiration of the then-current Interest Period. The Administrative Agent shall, after it receives notice from any Borrower, promptly give each DIP Lender notice of any refinancing, in whole or part, of any Loan made by such DIP Lender.

         Section 2.14. Reduction Events.

         (a) (i) On any date of receipt of any Net Proceeds in respect of any Reduction Event by any Several Loan Party:

         (x) an aggregate amount equal to the amount of such Net Proceeds shall be applied by the Borrower in the Several Borrower Group to which such Several Loan Party belongs as follows (and subject to Sections 2.14(a)(iii) and 2.14(a)(iv)):

              first, to repay the outstanding Loans (if any) of such Borrower, until such Loans have been repaid in full;

              second, to cash collateralize the Letters of Credit (if any) issued for the account of such Borrower by making a deposit in its Letter of Credit Account, until the amount of cash and cash equivalents on deposit therein is at least equal to 110% of its Letter of Credit Outstandings; and

              third, to repay pro rata (on the basis of outstanding principal amount) any Permitted Inter-Group Debt owed or guaranteed by any Loan Party in the Several Borrower Group to which such Several Loan Party belongs.

provided that if the Net Proceeds in respect of any Reduction Event by any Several Loan Party are less than $1,000,000, such reduction shall be made upon receipt of Net Proceeds by such Several Loan Party or any other Several Loan Party which belongs to the same Several Borrower Group such that, together with all other such proceeds received by Several Loan Parties which belong to such Several Borrower Group and have not previously applied pursuant to this Section 2.14(a)(i)(x), aggregate Net Proceeds are equal to at least $1,000,000. Any amount of Net Proceeds with respect to such Reduction Event held by any Loan Party after giving effect to the repayments and cash collateralizations described above shall remain subject to the Liens securing the Secured Obligations of such Loan Party and shall be used by such Loan Party as permitted by this Agreement (including Section 5.08).

         (y) the Borrowing Limit of the Several Borrower which belongs to the same Several Borrower Group as the Several Loan Party which has received such Net Proceeds shall be reduced by an amount to be determined by the Initial Majority DIP Lenders in their discretion after consultation with the relevant Borrower, provided that such amount will not be less than (1) 50% (or, in the case of the Several Borrower Group identified as the "Frontiervision Borrower Group" on Annex B, 60%) of (2) the amount of such Net Proceeds (and, for purposes of this clause (y), "Net Proceeds" shall exclude any amounts of obligations secured by Liens incurred prior to the Petition Date (other than Pre-Petition Liens) encumbering the assets of any Loan Party belonging to such Several Borrower Group and recognized by the Court as valid) minus the aggregate amount of the repayments and cash collateralizations made pursuant to clauses first and second of paragraph (x) of this Section 2.14(a)(i), (it being understood that nothing in this clause (y) shall limit the ability of such Several Borrower to reduce its Borrowing Limit in accordance with Section 2.11(c)); and

         (z) the Total Tranche A Commitment will be reduced by an amount equal to the aggregate amount of the repayment of Tranche A Loans and cash collateralizations of Tranche A Letters of Credit made pursuant to clauses first and second of paragraph (x) of this Section 2.14(a)(i) and the Total Tranche B Credit-Linked Deposit Amount will be reduced by an amount equal to the aggregate amount of the repayment of Tranche B Loans and cash collateralizations of Tranche B Letters of Credit made pursuant to clauses first and second of paragraph (x) of this Section 2.14(a)(i).

              (ii) On any date of receipt of any Net Proceeds in respect of any Reduction Event by any Joint and Several Loan Party:

         (x) an aggregate amount equal to the amount of such Net Proceeds shall be applied by the Borrower in the Joint and Several Group to which such Joint and Several Loan Party belongs as follows (and subject to Sections 2.14(a)(iii) and 2.14(a)(iv):

              first, to repay the outstanding Loans (if any) of such Borrower, until such Loans have been repaid in full;

              second, to cash collateralize pro rata on the Letters of Credit (if any) issued for the account of such Borrower, by making a deposit in its Letter of Credit Account, until the amount of cash and cash equivalents on deposit therein is at least equal to 110% of its Letter of Credit Outstandings;

              third, to repay (on a pro rata basis) the outstanding Loans (if any) of all other Borrowers, until such Loans have been repaid in full;

              fourth, to cash collateralize pro rata the Letters of Credit (if any) issued for the account of all other Borrowers, by making a deposit in each Letter of Credit Account, until the amount of cash and cash equivalents on deposit therein is at least equal to 110% of its Letter of Credit Outstandings; and

              fifth, to repay pro rata (on the basis of outstanding principal amount) any Permitted Inter-Group Debt owed or guaranteed by any Loan Party;

provided that if the Net Proceeds in respect of any Reduction Event by any Joint and Several Loan Party are less than $1,000,000, such reduction shall be made upon receipt of Net Proceeds by any Joint and Several Loan Party such that, together with all other such proceeds received by Joint and Several Loan Parties and not previously applied pursuant to this Section 2.14(a)(ii)(x), aggregate Net Proceeds are equal to at least $1,000,000. Any amount of Net Proceeds with respect to such Reduction Event held by any Loan Party after giving effect to the repayments and cash collateralizations described above shall remain subject to the Liens securing the Secured Obligations of such Loan Party and shall be used by such Loan Party as permitted by this Agreement (including Section 5.08).

         (y) the Borrowing Limit of each of the Borrowers shall be reduced by an amount to be determined by the Initial Majority DIP Lenders in their discretion after consultation with the Borrowers; and

         (z) the Total Tranche A Commitment will be reduced by an amount equal to the aggregate amount of the repayment of Tranche A Loans and cash collateralizations of Tranche A Letters of Credit made pursuant to clauses first and second of paragraph (x) of this Section 2.14(a)(ii) and the Total Tranche B Credit-Linked Deposit Amount will be reduced by an amount equal to the aggregate amount of the repayment of Tranche B Loans and cash collateralizations of Tranche B Letters of Credit made pursuant to clauses first and second of paragraph (x) of this Section 2.14(a)(ii).

              (iii) Subject to Section 2.14(a)(iv), each repayment of any Loans and each cash collateralization of Letters of Credit pursuant to Sections 2.14(a)(i)(x) or 2.14(a)(ii)(x) shall be applied to repay pro rata (on the basis of outstanding amounts) Loans of each Class and cash collateralize Letters of Credit of each Class.

              (iv) Each optional and mandatory prepayment (or cash collateralization) of the Tranche B Loans and the Tranche B Letter of Credit Obligations (each, a "Tranche B Unscheduled Prepayment") shall be subject to the following provisions of this subsection:

                   (x) At least three Business Days before any date (an
              "Unscheduled Prepayment Date") on which any Tranche B Unscheduled Prepayment would, but for the provisions of this subsection, otherwise be made pursuant to this Section, the Borrower shall deliver a notice (a "Tranche B Notice") to the Administrative Agent, which shall (x) state that the Borrower intends to make a Tranche B Unscheduled Prepayment, (y) state the amount thereof and
              (z) contain an offer to prepay and/or cash collateralize, as the case may be, on a specified date (a "Deferred Tranche B Prepayment Date"), which shall be the tenth Business Day after the date of the Borrower's Tranche B Notice (or such other date as shall be mutually agreed upon between the Borrower and the Administrative Agent), the Tranche B Loans and/or Tranche B Letters of Credit, as applicable, of each Tranche B DIP Lender by a principal amount equal to its Class Percentage of such Tranche B Unscheduled Prepayment. Each Borrower's Tranche B Notice shall be given by telecopy, confirmed by hand delivery or overnight courier service, in each case addressed to the Administrative Agent as provided in
              Section 10.01. Promptly after it receives any Borrower's Tranche B Notice, the Administrative Agent shall deliver a notice complying with clause (v) of this subsection (a "Tranche B Prepayment Notice") to each Tranche B DIP Lender. Such Tranche B Unscheduled Prepayment shall not occur on such Unscheduled Prepayment Date, but shall instead be deferred to the Deferred Tranche B Prepayment Date described above.

                   (y) Each Tranche B Prepayment Notice shall be in writing,
              shall refer to this Section and shall (1) notify the relevant Tranche B DIP Lender of the contents and the date of the Borrower's Tranche B Notice, (2) state the principal amount that such Tranche B DIP Lender will be entitled to receive if it accepts the prepayment described therein, (3) request such Tranche B DIP Lender to notify the Borrower and the Administrative Agent in writing, at least three Business Days before the Deferred Tranche B Prepayment Date, as to whether such Tranche B DIP Lender accepts or rejects (in each case, in whole and not in part) such offer of prepayment and (4) inform such Tranche B DIP Lender that, if it fails to reject such offer in writing at least three Business Days before such Deferred Tranche B Prepayment Date, it will be deemed to accept such offer; provided that no Tranche B DIP Lender shall be entitled to reject any offer of prepayment as contemplated in clause (3) of this Section 2.14(a)(iv)(y) if, after application of such prepayment assuming that no such right of rejection is applicable thereto, (i) all Loans outstanding to each of the Borrowers would be repaid in full, together with accrued and unpaid interest thereon, (ii) all Letters of Credit issued for the account of each of the Borrowers shall have expired or would be cash collateralized as contemplated by clause (iii) below, (iii) all other Secured Obligations of each Loan Party would be repaid in full (or, as to Contingent Secured Obligations, 100% cash collateralized or, in the case of Contingent Secured Obligations with respect to Letters of Credit, 110% cash collateralized), and (iv) the Borrowing Limit of each Borrowing Group would be permanently reduced to $0.

                   (z) On each Deferred Tranche B Prepayment Date, the
              Administrative Agent shall instruct the Collateral Agent to withdraw from the relevant Loan Party's Reduction Event Collateral Account the principal amount that was deposited therein pursuant to Section 2.14(a)(v) below and deferred to such date pursuant to this subsection. The Administrative Agent shall apply such amount to prepay the Tranche B Loans and/cash collateralize Tranche B Letters of Credit of each

              Tranche B DIP Lender that shall have accepted (or been deemed to have accepted) such prepayment (each, an "Accepting Tranche B DIP Lender") by an amount equal to its Class Pecentage of the relevant Tranche B Unscheduled Prepayment and shall apply the balance of the deferred prepayment amount to prepay and/or cash collateralize, as the case may be, the then outstanding Tranche A Loans and Tranche A Letters of Credit ratably.

              (v) Promptly after any Net Proceeds are received by or on behalf of any Loan Party in respect of any Reduction Event, the Borrower shall deposit a portion of such Net Proceeds equal to the aggregate amount of the repayment of Tranche B Loans and cash collateralizations of Tranche B Letters of Credit to be made pursuant to clauses first and second of paragraph (x) of each of Section 2.14(a)(i) and Section 2.14(a)(ii) (as applicable) in its Reduction Event Collateral Account to be held until applied to make the related prepayments and cash collateralization. If any portion of any optional or mandatory Tranche B Unscheduled Prepayment is deferred pursuant to this Section, the deferred amount shall be held by the Borrower in its Reduction Event Collateral Account and withdrawn from such Reduction Event Collateral Account by the Collateral Agent at the instruction of the Administrative Agent on the related Deferred Tranche B Prepayment Date and applied to make the prepayment and cash collateralizations to be made on such date.

              (vi) If on any date Loan Parties in more than one Borrower Group (one of which is a Joint and Several Borrower Group) each receive Net Proceeds in respect of any Reduction Event, the repayments and cash collateralizations required to be made as a result of the receipt of Net Proceeds by a Joint and Several Loan Party will be made first and repayments and cash collateralizations by such Joint and Several Loan Party shall be limited to the amount of Net Proceeds received by such Joint and Several Loan Party, and then the repayments and cash collateralizations required to be made as a result of the receipt of Net Proceeds by Loan Parties in a Several Borrower Group will be made (in such order as the Administrative Agent shall determine in its discretion).

         (b) Upon the Termination Date, each of the Total Tranche A Commitment and the Total Tranche B Credit-Linked Deposit Amount shall be terminated in full and each Borrower shall pay its Loans in full and cash collateralize its then outstanding Letters of Credit in an amount equal to 110% of its Letter of Credit Outstandings; provided that if the Termination Date has not occurred with respect to all Borrower Groups, (i) neither the Total Tranche A Commitment nor the Total Tranche B Credit-Linked Deposit Amount shall be terminated, (ii) no Borrower other than the Borrower or Borrowers that belong to the Borrower Groups with respect to which the Termination Date has occurred shall be required to pay its Loans in full and cash collateralize its then outstanding Letters of Credit in an amount equal to 110% of its Letter of Credit Outstandings and

(iii) the Borrower or Borrowers that belong in the Borrower Groups with respect to which the Termination Date has occurred shall satisfy all the Exit Conditions no later than the Termination Date with respect to them.

         (c) The relevant Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment, cash collateralization or reduction under this Section not later than 12:30 p.m., New York City time, six
(6) Business Days before the date of prepayment, cash collateralization or reduction (to the extent practicable in the case of a Reduction Event), as the case may be (or, solely if such prepayment will be a prepayment of ABR Loans only, no later than 12:30 p.m., New York City time, on the date of such prepayment). Each such notice shall be irrevocable and shall specify the prepayment or cash collateralization date and, if applicable, each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice, the Administrative Agent shall advise the Fronting Banks and the DIP Lenders of the contents thereof.

         Section 2.15. Optional Prepayment of Loans; Reimbursement of DIP
Lenders.

         (a) The Borrowers shall have the right at any time and from time to time to prepay any of their respective Loans, in whole or in part, without penalty or premium (but subject to the provisions of Sections 2.15(b) and 2.15(c)) (x) with respect to Eurodollar Loans, upon at least three (3) Business Days' prior written, telex or facsimile notice to the Administrative Agent and
(y) with respect to ABR Loans on the same Business Day if written, telex or facsimile notice is received by the Administrative Agent prior to 1:00 p.m., New York City time, and thereafter upon at least one Business Day's prior written, telex or facsimile notice to the Administrative Agent; provided, however, that
(i) each such partial prepayment shall be in integral multiples of $5,000,000 and, in any event not less than $10,000,000 and (ii) no prepayment of Eurodollar Loans shall be permitted pursuant to this Section 2.15(a) other than on the last day of an Interest Period applicable thereto unless such prepayment is accompanied by the payment of the amounts described in clause (i) of the first sentence of Section 2.15(b), (iii) no partial prepayment of a Borrowing of Eurodollar Loans shall result in the aggregate principal amount of the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $5,000,000 and (iv) no Borrower may prepay at any time any of its Tranche B Loans pursuant to this Section if any of its Tranche A Loans are outstanding at such time. Each notice of prepayment shall (x) specify the prepayment date, the Borrower making the prepayment and the principal amount of the Loans to be prepaid and, in the case of Eurodollar Loans, the Borrowing or Borrowings pursuant to which made, (y) be irrevocable and (z) commit the relevant Borrower to prepay such Loans by the amount and on the date stated therein, subject to the provisions of Section 2.14(a)(iv). The Administrative Agent shall, promptly after receiving notice from a Borrower hereunder, notify each affected DIP Lender of the principal amount of the Loans held by such DIP Lender that are to be prepaid, the prepayment date and the manner of application of the prepayment.

         (b) The relevant Borrower shall reimburse each DIP Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i) resulting from any prepayment (for any reason whatsoever, including, without limitation, refinancing with ABR Loans) of any Eurodollar Loan required or permitted under this Agreement, if such Loan is prepaid other than on the last day of the Interest Period for such Loan (including, without limitation, any such prepayment in connection with the syndication of the credit facility evidenced by this Agreement) or (ii) in the event that after such Borrower delivers a notice of borrowing under Section 2.07 in respect of Eurodollar Loans, such Loans are not made on the first day of the Interest Period specified in such notice of borrowing for any reason other than a breach by such DIP Lender of its obligations hereunder. Such loss shall be the amount as reasonably determined by such DIP Lender as the excess, if any, of (A) the amount of interest which would have accrued to such DIP Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBOR Rate for such Loan, for the period from the date of such payment or failure to borrow to the last day (x) in the case of a payment or refinancing with ABR Loans other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan, or (y) in the case of such failure to borrow, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, over (B) the amount of interest which would have accrued to such DIP Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market. Each DIP Lender shall deliver to the relevant Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such DIP Lender.

         (c) In the event a Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.15(a), such Borrower on demand by any DIP Lender shall pay to the Administrative Agent for the account of such DIP Lender any amounts required to compensate such DIP Lender for any loss incurred by such DIP Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such DIP Lender to fulfill deposit obligations incurred in anticipation of such prepayment, but without duplication of any amounts paid under Section 2.15(b). Each DIP Lender shall deliver to the relevant Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such DIP Lender.

         (d) Any partial prepayment of Loans by a Borrower pursuant to Section
2.14 or 2.15 shall be applied to such Borrower's Loans as specified by such Borrower (subject to clause (iv) of Section 2.15(a)) or, in the absence of such specification, as determined by the Administrative Agent, and shall be applied to repay ratably the Loan of the several DIP Lenders included within such Borrowing or Borrowings, provided that, in the event such a partial prepayment is applied as determined by the Administrative Agent (in the absence of a specification by the relevant Borrower), no Eurodollar Loans shall be prepaid pursuant to Section 2.14 to the extent that such Loan has an Interest Period ending after the required date of prepayment unless and until all outstanding ABR Loans and Eurodollar Loans with Interest Periods ending on such date have been repaid in full.

         (e) The obligations of the Loan Parties under this Section 2.15 shall survive any termination of this Agreement.

         Section 2.16. Reserve Requirements; Change in Circumstances.

         (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any DIP Lender of the principal of or interest on any Eurodollar Loan made by such DIP Lender or any fees or other amounts payable hereunder (other than changes in respect of Taxes, Other Taxes and taxes imposed on, or measured by, the net income or overall gross receipts or franchise taxes of such DIP Lender by the jurisdiction in which such DIP Lender has its principal office or in which the applicable lending office for such Eurodollar Loan is located or by any political subdivision or taxing authority therein, or by any other jurisdiction or by any political subdivision or taxing authority therein other than a jurisdiction in which such DIP Lender would not be subject to tax but for the execution and performance of this Agreement), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such DIP Lender (except any such reserve requirement that is reflected in the Adjusted LIBOR Rate) or shall impose on such DIP Lender or the London interbank market any other condition affecting this Agreement or the Eurodollar Loans made by such DIP Lender, and the result of any of the foregoing shall be to increase the cost to such DIP Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such DIP Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such DIP Lender to be material, then the relevant Borrower will pay to such DIP Lender in accordance with paragraph (c) below such additional amount or amounts as will compensate such DIP Lender for such additional costs incurred or reduction suffered.

         (b) If any DIP Lender shall have determined that the adoption or effectiveness after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation of administration thereof, or compliance by any DIP Lender (or any lending office of such DIP Lender) or any DIP Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such DIP Lender's capital or on the capital of such DIP Lender's holding company, if any, as a consequence of this Agreement, the Loans made by such DIP Lender pursuant hereto, such DIP Lender's Commitment hereunder or the issuance of, or participation in, any Letter of Credit by such DIP Lender to a level below that which such DIP Lender or such DIP Lender's holding company could have achieved but for such adoption, change or compliance (taking into account DIP Lender's policies and the policies of such DIP Lender's holding company with respect to capital adequacy) by an amount deemed by such DIP Lender to be material, then from time to time the relevant Borrower shall pay to such DIP Lender such additional amount or amounts as will compensate such DIP Lender or such DIP Lender's holding company for any such reduction suffered.

         (c) A certificate of each DIP Lender setting forth such amount or amounts as shall be necessary to compensate such DIP Lender or its holding company as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the relevant Borrower and shall be conclusive absent manifest error. The relevant Borrower shall pay each DIP Lender the amount shown as due on any such certificate delivered to it within ten (10) days after its receipt of the same. Any DIP Lender receiving any such payment shall promptly make a refund thereof to the relevant Borrower if the law, regulation, guideline or change in circumstances giving rise to such payment is subsequently deemed or held to be invalid or inapplicable.

         (d) Failure on the part of any DIP Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such DIP Lender's right to demand compensation with respect to such period or any other period. The protection of this Section shall be available to each DIP Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

         Section 2.17. Change in Legality.

         (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x) any change after the date of this Agreement in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration thereof shall make it unlawful for a DIP Lender to make or maintain a Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan or (y) at any time any DIP Lender determines that the making or continuance of any of its Eurodollar Loans has become impracticable as a result of a contingency occurring after the date hereof that adversely affect the London interbank market or the position of such DIP Lender in such market, then, by written notice to the Borrower, such DIP Lender may (i) declare that Eurodollar Loans will not thereafter be made by such DIP Lender hereunder, whereupon any request by a Borrower for a Eurodollar Borrowing shall, as to such DIP Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any DIP Lender shall exercise its rights under clause (i) or (ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such DIP Lender or the converted Eurodollar Loans of such DIP Lender shall instead be applied to repay the ABR Loans made by such DIP Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

         (b) For purposes of this Section 2.17, a notice to a Borrower by any DIP Lender pursuant to paragraph (a) above shall be effective, if lawful, and if any Eurodollar Loans shall then be outstanding, on the last day of the then-current Interest Period; otherwise, such notice shall be effective on the date of receipt by the relevant Borrower.

         Section 2.18. Pro Rata Treatment, Etc. All payments and repayments of principal and interest in respect of the Loans of any Class (except as provided in Sections 2.14, 2.15 and 2.17) shall be made pro rata among the DIP Lenders of such Class in accordance with their relevant Outstanding Exposures, and all payments of Commitment Fees and Letter of Credit Fees (other than those payable to a Fronting Bank) shall be made pro rata among the DIP Lenders of the relevant Class in accordance with their Class Percentages. All payments by a Borrower hereunder shall be (i) net of any tax applicable to such Borrower or any Guarantor and (ii) made in Dollars in immediately available funds at the office of the Administrative Agent at 12:00 noon, New York City time, on the date on which such payment shall be due. Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid in full or converted to a Loan of a different Type.

         Section 2.19. Taxes.

         (a) Any and all payments by a Borrower or any Guarantor hereunder shall be made free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on or measured by the net income or gross receipts of the Administrative Agent or any DIP Lender (or, as contemplated by Section 10.03 hereof, any transferee or assignee thereof, including a participation holder (any such entity being called a "Transferee")) and franchise taxes imposed on the Administrative Agent or any DIP Lender (or Transferee) by the United States or any jurisdiction under the laws of which the Administrative Agent or any DIP Lender (or Transferee) is organized or in which the applicable lending office of any such DIP Lender (or Transferee) or applicable office of the Administrative Agent is located or any political subdivision thereof or by any other jurisdiction or by any political subdivision or taxing authority therein other than a jurisdiction in which the Administrative Agent or such DIP

Lender would not be subject to tax but for the execution and performance of this Agreement and (ii) taxes, levies, imposts, deductions, charges or withholdings ("Amounts") with respect to payments hereunder to a DIP Lender (or Transferee) or the Administrative Agent in accordance with laws in effect on the later of the date of this Agreement and the date such DIP Lender (or Transferee) or the Administrative Agent becomes a DIP Lender (or Transferee or Administrative Agent, as the case may be), but not excluding, with respect to such DIP Lender (or Transferee) or the Administrative Agent, any increase in such Amounts solely as a result of any change in such laws occurring after such later date or any Amounts that would not have been imposed but for actions (other than actions contemplated by this Agreement) taken by a Borrower after such later date (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If a Borrower or any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the DIP Lenders (or any Transferee) or the Administrative Agent, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such DIP Lender (or Transferee) or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made,
(ii) the relevant Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

         (b) In addition, each Borrower agrees to pay any current or future stamp or documentary taxes or any other excise or property taxes, charges, assessments or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) Each Borrower will indemnify each DIP Lender (or Transferee) and the Administrative Agent for the full amount of Taxes and Other Taxes paid by such DIP Lender (or Transferee) or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any DIP Lender (or Transferee) or the Administrative Agent, as the case may be, makes written demand therefor. If a DIP Lender (or Transferee) or the Administrative Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes as to which it has been indemnified by a Borrower pursuant to this Section, it shall promptly notify such Borrower of the availability of such refund and shall, within 30 days after receipt of a request by such Borrower, apply for such refund at such Borrower's expense. If any DIP Lender (or Transferee) or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by a Borrower pursuant to this Section, it shall promptly notify such Borrower of such refund and shall, within 30 days after receipt of a request by such Borrower (or promptly upon receipt, if such Borrower has requested application for such refund pursuant hereto), repay such refund to such Borrower (to the extent of amounts that have been paid by such Borrower under this Section with respect to such refund plus interest that is received by the DIP Lender (or Transferee) or the Administrative Agent as part of the refund), net of all out-of-pocket expenses of such DIP Lender (or Transferee) or the Administrative Agent and without additional interest thereon; provided that such Borrower, upon the request of such DIP Lender (or Transferee) or the Administrative Agent, agrees to return such refund (plus penalties, interest or other charges) to such DIP Lender (or Transferee) or the Administrative Agent in the event such DIP Lender (or Transferee) or the Administrative Agent is required to repay such refund. Nothing contained in this subsection (c) shall require any DIP Lender (or Transferee) or the Administrative Agent to make available any of its tax returns (or any other information relating to its taxes that it deems to be confidential).

         (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by a Borrower in respect of any payment to any DIP Lender (or Transferee) or the Administrative Agent, such Borrower will furnish to the Administrative Agent, at its address referred to on the signature pages hereof, the original or a certified copy of a receipt evidencing payment thereof.

         (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive the payment in full of the principal of and interest on all Loans made hereunder.

         (f) Each DIP Lender (or Transferee) that is organized under the laws of a jurisdiction outside the United States shall, if legally able to do so, prior to the immediately following due date of any payment by a Borrower hereunder, deliver to such Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including, but not limited to, Internal Revenue Service Form W-8BEN, W-8EC1, or W-9 and any other certificate or statement of exemption required by applicable law, properly completed and duly executed by such DIP Lender (or Transferee) establishing that such payment is (i) not subject to United States Federal withholding tax under the Code because such payment is effectively connected with the conduct by such DIP Lender (or Transferee) of a trade or business in the United States or (ii) totally exempt from United States Federal withholding tax or subject to a reduced rate of such tax as a result of the application of a provision of an applicable tax treaty or otherwise. Unless the relevant Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that such payments hereunder are not subject to United States Federal withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, such Borrower or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate.

         (g) No Borrower shall be required to pay any additional amounts to any DIP Lender (or Transferee) in respect of United States Federal withholding tax pursuant to subsection (a) above if the obligation to pay such additional amounts would not have arisen if such DIP Lender (or Transferee) had complied with the provisions of subsection (f) above.

         (h) The obligations of the Borrowers under this Section 2.19 shall survive any termination of this Agreement.

         Section 2.20. Certain Fees. The Borrowers shall pay to the Administrative Agent or the Collateral Agent, as the case may be, for the respective accounts of the Administrative Agent, the Collateral Agent and the DIP Lenders, as the case may be, the fees set forth in that certain letter dated June 25, 2002 among each of the Borrowers, JPMCB, CUSA, JPMSI and SSB at the times set forth therein.

         Section 2.21. Commitment Fees. The Borrowers shall pay to the Tranche A DIP Lenders a commitment fee (the "Commitment Fee") for the period commencing on June 25, 2002 to the Termination Date or the earlier date of termination of the Total Tranche A Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the Commitment Fee Rate on the daily unused Total Tranche A Commitment. Commitment Fees, to the extent then accrued, shall be payable (x) monthly, in arrears, on each Monthly Payment Date, (y) on the Termination Date and (z) upon any reduction or termination in whole or in part of the Total Tranche A Commitment as provided in Section 2.11 or 2.14 hereof.

         Section 2.22. Letter of Credit Fees. The Borrowers shall pay (x) with respect to each Tranche A Letter of Credit (i) to the Administrative Agent on behalf of the Tranche A DIP Lenders a fee calculated (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of the Applicable L/C Fee Rate per annum on the undrawn stated amount thereof and (ii) to the relevant Fronting Bank such Fronting Bank's customary fees for issuance, amendments and processing referred to in Section 2.04 and (y) with respect to each Tranche B Letter of Credit (i) to the Administrative Agent on behalf of the Tranche B DIP Lenders a fee calculated (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of the Applicable L/C Fee Rate per annum on the undrawn stated amount thereof and (ii) to the relevant Fronting Bank such Fronting Bank's customary fees for issuance, amendments and processing referred to in Section 2.04. In addition, each Borrower agrees to pay each Fronting Bank for its account a fronting fee in respect of each Letter of Credit issued by such Fronting Bank for such Borrower, for the period from and including the date of issuance of such Letter of Credit to and including the date of termination of such Letter of Credit, computed at a rate, and payable at times, to be determined by such Fronting Bank, the relevant Borrower and the Administrative Agent. Accrued fees described in clauses (x)(i) and (y)(i) of the first sentence of this paragraph in respect of each Letter of Credit shall be due and payable monthly in arrears on each Monthly Payment Date and on the relevant Termination Date, or such earlier date as the Total Tranche A Commitment or the Total Tranche B Credit-Linked Deposit Amount is terminated, as the case may be. Accrued fees described in clauses (x)(ii) and (y)(ii) of the first sentence of this paragraph in respect of each Letter of Credit shall be payable at times to be determined by the relevant Fronting Bank, the relevant Borrower and the Administrative Agent.

         Section 2.23. Nature of Fees. All Fees shall be paid on the dates due, in immediately available funds. as provided herein and in the letter described in Section 2.20. Once paid, none of the Fees shall be refundable under any circumstances.

         Section 2.24. Priority and Liens.

         (a) Each Loan Party hereby covenants, represents and warrants that, upon entry of the Interim Order and execution of the Existing Credit and Guaranty Agreement and the Existing Security and Pledge Agreement, the Secured Obligations of such Loan Party under the Loan Documents shall at all times be:

         (i) subject to the Carve-Out, pursuant to Section 364(c)(1) of the Bankruptcy Code, entitled to Superpriority Claim status in the Case of such Loan Party;

         (ii) subject to the Carve-Out, pursuant to Section 364(c)(2) of the Bankruptcy Code, secured by a perfected first priority senior security interest and Lien on (x) with respect to any Loan Party other than a Holding Company Guarantor, all property of such Loan Party other than Excluded Property that is not subject on or as of the Petition Date to Existing Non-Primed Liens and any amounts that cash collateralize any Letter of Credit issued for the account of such Loan Party (if any) and (y) with respect to any Loan Party that is a Holding Company Guarantor, all Equity Interests other than Excluded Property of any direct Subsidiary of such Holding Company Guarantor, any unencumbered cash, cash accounts and cash investments (including without limitation Permitted Investments) held by such Holding Company Guarantor, and to the extent such Holding Company Guarantor holds any other assets, all such other assets (the assets described in this clause (y), collectively, with respect to each Holding Company Guarantor, the "Holding Company Specified Assets"), in each case that are not subject to Existing Non-Primed Liens (and the property of any Loan Party described in clauses (x) or (y) shall exclude any Loan Party's claims and causes of action under Sections 502(d), 544, 545, 547, 548 and 550 of the Bankruptcy Code, or any other avoidance actions under the Bankruptcy Code, but shall include any proceeds or property recovered, unencumbered or otherwise the subject of any such action that is successful);

         (iii) subject to the Carve-Out, pursuant to Section 364(c)(3) of the Bankruptcy Code, secured by a perfected junior Lien on (x) with respect to any Loan Party other than a Holding Company Guarantor, all property of such Loan Party that is subject to valid, perfected and unavoidable liens in existence immediately prior to the Petition Date or to valid and unavoidable Liens in existence immediately prior to the Petition Date that are perfected subsequent to the Petition Date as permitted by Sections 546(b) of the Bankruptcy Code and, to the extent applicable, Section 362(b)(18) of the Bankruptcy Code (other than the property (if any) that is subject to existing Liens that secure obligations of such Loan Party under the Pre-Petition Facility as to which such Loan Party is liable (any such Liens, "Primed Liens"), which Liens shall be primed by the Liens described in clause (iv) below) and (y) with respect to any Loan Party that is a Holding Company Guarantor, its Holding Company Specified Assets that are subject to valid and perfected liens in existence on the Petition Date or to valid Liens in existence on the Petition Date that are perfected subsequent to the Petition Date as permitted by Sections 546(b) and 362(b)(18) of the Bankruptcy Code (other than the property (if any) that is subject to existing Liens that secure obligations (if any) of such Holding Company Guarantor under the Pre-Petition Facility as to which such Holding Company Guarantor is liable, which Liens shall be primed by the Liens described in clause (iv) below); and

         (iv) subject to the Carve-Out, pursuant to Section 364(d)(1) of the Bankruptcy Code, secured by a perfected first priority, senior priming security interest and lien on all of the property of such Loan Party that is subject to any of the Primed Liens (including, without limitation, inventory, accounts receivable, property, plant, equipment, patents, copyrights, trademarks, tradenames and other intellectual property and capital stock of subsidiaries), which priming lien shall be senior in all respects to the interests in such property of the Pre-Petition Lenders of such Loan Party (including, without limitation, adequate protection liens granted to such Pre-Petition Lenders), but shall not be senior to any Existing Non-Primed Liens on such property. Except for the Carve-Out, the Superpriority Claims shall at all times be senior to the rights of the Loan Parties, any chapter 11 Trustee and, subject to section 726 of the Bankruptcy Code, any chapter 7 Trustee, or any other creditor (including, without limitation, post-petition counterparties and other post-petition creditors) in the Cases or any subsequent proceedings under the Bankruptcy Code, including, without limitation, any chapter 7 cases if any of the Loan Parties' cases are converted to cases under chapter 7 of the Bankruptcy Code.

         (b) As to all real property the title to which is held by any Loan Party, or the possession of which is held by any Loan Party pursuant to leasehold interest, each Loan Party hereby assigns and conveys as security, grants a security interest in, hypothecates, mortgages, pledges and sets over unto the Collateral Agent on behalf of the Agents, the Fronting Banks and the DIP Lenders all of the right, title and interest of such Loan Party in all of such owned real property and in all such leasehold interests, together in each case with all of the right, title and interest of such Loan Party in and to all buildings, improvements, and fixtures related thereto, any lease or sublease thereof, all general intangibles relating thereto and all proceeds thereof, with the rank and priority set forth in subsection (a). Each Loan Party acknowledges that, pursuant to the Orders, the Liens in favor of the Collateral Agent on behalf of the Agents, the Fronting Banks and the DIP Lenders in all of such real property and leasehold instruments shall be perfected without the recordation of any instruments of mortgage or assignment.

         Section 2.25. Right of Set-off. Subject to the provisions of Section 7.01, Section 8.03 and the Orders, upon the occurrence and during the continuance of any Event of Default and at least 5 days' prior notice to the applicable Loan Party, each Agent, each Fronting Bank and each DIP Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law and without further order of or application to the Bankruptcy Court, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by each such Agent, each such Fronting Bank and each such DIP Lender to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under the Loan Documents, irrespective of whether or not such Agent, Fronting Bank or DIP Lender shall have made any demand under any Loan Document and although such obligations may not have been accelerated. Each DIP Lender, Fronting Bank and Agent agrees promptly to notify the applicable Loan Party after any such set-off and application made by such DIP Lender, Fronting Bank or Agent, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each DIP Lender, Fronting Bank and Agent under this Section are in addition to other rights and remedies that such DIP Lender, Fronting Bank and Agent may have upon the occurrence and during the continuance of any Event of Default.

         Section 2.26. Security Interest in Letter of Credit Accounts. Pursuant to Section 364(c)(2) of the Bankruptcy Code, each Loan Party hereby assigns and pledges to the Collateral Agent, as security for such Loan Party's Secured Obligations for the ratable benefit of the DIP Lenders, the Fronting Banks and the Agents, a first priority security interest, senior to all other Liens, if any, in all of each Loan Party's right, title and interest in and to each Letter of Credit Account, and direct investment of the funds contained therein. Cash held in each Letter of Credit Account shall not be available for use by any Borrower or any other Loan Party, whether pursuant to Section 363 of the Bankruptcy Code or otherwise.

         Section 2.27. No Discharge: Survival of Claims. Each Loan Party agrees that (i) its obligations hereunder shall not be discharged by the entry of an order confirming any Plan of Reorganization (and each Loan Party, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and
(ii) the Superpriority Claim granted to the Agents, the Fronting Banks and the DIP Lenders pursuant to the Order and described in Section 2.24 and the Liens granted to the Collateral Agent pursuant to the Order and described in Sections
2.24 and 2.26 shall not be affected in any manner by the entry of an order confirming any Plan of Reorganization.

         Section 2.28. Use of Cash Collateral. Notwithstanding anything to the contrary contained herein, no Borrower shall be permitted to request a Credit Event unless all Loan Parties shall at that time have the use of all cash collateral subject to the Orders for the purposes described in Section 3.10.

         Section 2.29. General Provisions as to Payments. Each Borrower shall make each payment of principal of, and interest on, its Loans, of its Reimbursement Obligations and of fees hereunder, not later than 12:00 noon (New York City time) on the date when due in Federal or other funds immediately available in New York City, without set-off or counterclaim, to the Administrative Agent, the Collateral Agent or the applicable Fronting Bank or DIP Lender, as the case may be, at their respective addresses referred to in
Section 10.01. Whenever any such payment shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

         Section 2.30. Nature of Obligations of each Borrower. The Obligations of each Several Borrower in any Several Borrower Group under the Loan Documents are joint and several within such Several Borrower Group and several as to any other Borrower Group. The Obligations of each Joint and Several Borrower in any Joint and Several Borrower Group under the Loan Documents are joint and several within such Joint and Several Borrower Group as well as all other Joint and Several Borrower Groups and all Several Borrower Groups.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the DIP Lenders and the Fronting Banks to extend credit pursuant to any Credit Event, each Loan Party represents and warrants to the Agents, the DIP Lenders and the Fronting Banks as follows (in accordance with and subject to the limitations set forth in Section 3.15):

         Section 3.01. Organization and Authority. Such Loan Party (i) is duly organized and validly existing under the laws of the State of its incorporation or formation, (ii) is duly qualified as a foreign corporation (or other entity) and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect, (iii) subject to the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable) has the requisite corporate power and authority to effect the transactions contemplated hereby, and by the other Loan Documents to which it is a party and
(iv) subject to the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable) has all requisite corporate power and authority to own, pledge, mortgage, lease and operate its properties, and to conduct its business as now or currently proposed to be conducted.

         Section 3.02. Due Execution. Upon the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable), the execution, delivery and performance by such Loan Party of each of the Loan Documents to which it is a party

(including, without limitation, the use of any proceeds of the Loans by such Loan Party or the grant and pledge by such Loan Party of the security interests granted pursuant to the Amended and Restated Security and Pledge Agreement), (i) are within the respective corporate powers of such Loan Party, have been duly authorized by all necessary corporate action, including the consent of shareholders, partners or members where required, and do not (A) contravene the charter, by-laws or other organizational documents of any Loan Party, (B) violate any law (including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulations T or U of the Board of Governors of the Federal Reserve System), or any order or decree of any court or Governmental Authority, (C) conflict with or result in a breach of, or constitute a default under, any indenture, mortgage or deed of trust entered into after the Petition Date or any lease, agreement or other instrument entered into after the Petition Date binding on such Loan Party or any of their properties, or (D) result in or require the creation or imposition of any Lien upon any of the property of any of the Loan Parties pursuant to any such lease, agreement or instrument, other than the Liens granted pursuant to the Loan Documents or the Orders; and (ii) do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority other than (1) the entry of the Orders and (2) with respect to any Collateral consisting of franchise agreements, notice of the grant of the security interests to Persons or Governmental Authorities required to be given such notice pursuant to the terms of such franchise agreement. Except for the entry of the Orders, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the perfection of the security interests granted pursuant to the Loan Documents or, the exercise by the Agents, the Fronting Banks or the DIP Lenders of their respective rights and remedies under the Loan Documents, except in the case of a foreclosure by the Collateral Agent with respect to certain Collateral relating to franchise or similar agreements with Governmental Authorities, for any required consent, authorization by or approval of or notice to any such Governmental Authority. Upon the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable), this Agreement shall have been duly executed and delivered by each of the Loan Parties. Upon the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable), this Agreement, and each of the other Loan Documents to which such Loan Party is or will be a party, when delivered hereunder or thereunder, will be a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms and the Orders.

         Section 3.03. Statements Made. The information that has been delivered in writing by any Loan Party to any Agent, any Fronting Bank or any DIP Lender or to the Bankruptcy Court in connection with any Loan Document, taken as a whole and in light of the circumstances in which made and taken together with the information in the Current SEC Reports, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make such statements not misleading; provided that (i) the foregoing representation does not apply to historical financial statements of the

Parent and its subsidiaries or to projections other than those referred to in the following item (ii) and (ii) to the extent that any such information constitutes projections delivered specifically for use in connection with this Agreement, such projections were prepared in good faith on the basis of assumptions, methods, data, tests and information believed by the Loan Parties to be reasonable at the time such projections were furnished.

         Section 3.04. Current SEC Reports, No Material Adverse Change. (a) The information in the Current SEC Reports with respect to financial statements of the Parent and its subsidiaries is, taken as a whole, true and correct in all material respects.

         (b) Since December 31, 2001 no event or condition has occurred which has resulted, or could reasonably be expected to result in, a Material Adverse Effect, other than (w) the commencement of the Cases and events typically occurring as a result of the commencement of a proceeding under chapter 11 of the Bankruptcy Code, (x) the matters set forth in the Current SEC Reports or otherwise disclosed in writing by the applicable Loan Party to the Initial DIP Lenders prior to the date of this Agreement, (y) any downgrading or suspension of any rating of indebtedness of the Parent or any subsidiary thereof (provided that any such downgrading or suspension after the date of this Agreement could not reasonably be deemed to have resulted from or been made in anticipation of any event or condition that would otherwise constitute a Material Adverse Effect) or (z) any criminal indictment of any member of the Rigas family (provided that this clause (z) shall not preclude a determination that any event or condition first occurring after the date of this Agreement and relating to any such indictment was not otherwise a Material Adverse Effect).

         Section 3.05. Subsidiaries. (a) The corporate organization chart provided by the Loan Parties to the Co-Lead Arrangers prior to the date hereof is true and correct in all material respects.

         (b) Each Person that is a borrower or a guarantor under any Pre-Petition Facility is a Loan Party.

         (c) Each Loan Party is a debtor and a debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code.

         Section 3.06. Liens. There are no Liens of any nature whatsoever on any assets of any Loan Party other than Liens permitted under Section 6.01. No Loan Party is party to any contract, agreement, lease or instrument (other than the Loan Documents) entered into on or after the Petition Date the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of a Lien on any assets of such Loan Party or otherwise result in a violation of the Loan Documents.

         Section 3.07. Compliance with Law. (a)(i) The operations of the Loan Parties comply with all applicable environmental, health and safety statutes and regulations,


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


including, without limitation, regulations promulgated under the Resource Conservation and Recovery Act (42 U.S.C. ss.ss. 6901 et seq.); (ii) none of the operations of the Loan Parties is the subject of any pending Federal or state investigation evaluating whether any remedial action involving a material expenditure by any Loan Party is needed to respond to a release of any Hazardous Waste or Hazardous Substance (as such terms are defined in any applicable state or Federal environmental law or regulations) into the environment; and (iii) no Loan Party has any material contingent liability arising under applicable State or Federal environmental law or regulations in connection with any release of any Hazardous Waste or Hazardous Substance into the environment, except in the case of each of items (i), (ii) and (iii) above, for any matter referred to therein that would not result in a Material Adverse Effect.

         (b) No Loan Party is in violation of any applicable State or Federal environmental law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree legally issued pursuant to any such State or Federal environmental law, rule or regulation by any Governmental Authority the violation of which, or a default with respect to which, would have a Material Adverse Effect.

         Section 3.08. Insurance. All policies of insurance of any kind or nature owned by or issued to the Loan Parties, including, without limitation, policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation, employee health and welfare, title, property and liability insurance, are in full force and effect and are of a nature and provide such coverage as is customarily carried by companies of the size and character of the Loan Parties.

         Section 3.09. The Orders. On or prior to the date of the initial Credit Event, the Interim Order will have been entered and as of the date of the initial Credit Event, the Interim Order will not have been stayed, amended, vacated, reversed or rescinded. On or prior to the date of any Credit Event, the Interim Order or the Final Order, as the case may be, will have been entered and as of the date of such Credit Event, the Interim Order or the Final Order, as the case may be, will not have been amended, stayed, vacated or rescinded.

         Section 3.10. Use of Proceeds. The Letters of Credit and the proceeds of the Loans will be used by the relevant Borrower only as permitted by Section 5.08(a).

         Section 3.11. Litigation. Except as disclosed in the Borrower's Form 10-K for the year ended December 31, 2000, the Borrower's Form 10-Q for the quarter ended March 31, 2001, and the Current SEC Reports and Environmental Reports, there are no unstayed actions, suits or proceedings pending or, to the best knowledge of the Borrower or the Guarantors, threatened against or affecting the Borrower or the Guarantors or any of their respective properties, before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that are reasonably


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


expected to be determined adversely to the Borrower or the Guarantors and, if so adversely determined, would have a Material Adverse Effect.

         Section 3.12. Intellectual Property. The information set forth in the Intellectual Property Schedule is true, correct and complete in all material respects. Except as described in the Intellectual Property Schedule, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Loan Party know of any such claim, and, to the knowledge of any Loan Party, the use of such Intellectual Property by the Loan Parties does not infringe on the rights of any Person, except for such claims and infringement that, in the aggregate, would not be reasonably expected to have a Material Adverse Effect. The representations and warranties set forth in this Section 3.12 shall not be made (or deemed made) on any date prior to the date on which the Loan Parties have delivered to the Collateral Agent the Intellectual Property Schedule pursuant to Section 5.07.

         Section 3.13. Franchise Agreements. Schedule 3.13 sets forth, with respect to each Loan Party, as of the date of this Agreement, (i) the franchise agreements to which such Loan Party is a party as of the Petition Date and (ii) the locations and the minimum number of subscribers in each region in which the related Borrowing Group operates.

         Section 3.14. No Event of Default. No Default or Event of Default has occurred and is continuing (other than, solely if this representation is made by any Several Borrower, a Financial Covenant Event of Default with respect to any other Borrower Group or a True-Up Event of Default with respect to a single test date or time and with respect to a single other Borrower Group).

         Section 3.15. Loan Parties Making Representations and Warranties. The representations and warranties set forth in the preceding Sections of this
Article 3 are made (or deemed made) by the Loan Parties on any date as specified in the Loan Documents as follows: (i) each Loan Party in any Several Borrower Group is making such representations and warranties joint and severally with any other Loan Party in such Several Borrower Group, and severally as to any other Loan Party and (ii) each Loan Party (other than a Loan Party described in clause
(i) is making such representations and warranties joint and severally with any other Loan Party. No representations and warranties shall be made by or on behalf of a Loan Party on and after the date on which such Loan Party is an Exiting Loan Party.


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


                                   ARTICLE 4.
                              CONDITIONS OF LENDING

         Section 4.01. Conditions Precedent to Closing and Initial Credit Event. The occurrence of the Closing Date and obligation of the DIP Lenders (including, if applicable, any Fronting Bank) to extend credit pursuant to the initial Credit Event, is subject to the following conditions precedent:

         (a) Supporting Documents. The Administrative Agent shall have received for each Loan Party: (i) a copy of such entity's constituent documents, as amended up to and including the Closing Date, certified by the Secretary of State (or other applicable Governmental Authority) of the jurisdiction of such entity's organization, (ii) a certificate of such Secretary of State (or other applicable Governmental Authority) of such entity's jurisdiction of organization, dated as of a recent date, as to the good standing of such entity and as to the constituent documents on file in the office of such Secretary of State (or other applicable Governmental Authority), (iii) a certificate of the Secretary or an Assistant Secretary of each such entity dated as of the Closing Date and certifying that (A) attached thereto is a true and complete copy of the by-laws of such entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the governing body of such entity authorizing the Borrowings and Letter of Credit extensions hereunder, the execution, delivery and performance in accordance with their respective terms of the Loan Documents and any other documents required or contemplated hereunder or thereunder and the granting of the Liens on the Collateral contemplated hereby, and that such resolutions are in full force and effect without modification or amendment, (C) that the constituent documents of such entity have not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer of such entity executing this Agreement or any other Loan Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of such entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii)), and (iv) such other documents as the Administrative Agent may reasonably request; provided that the requirements under clauses (i), (ii) and (iii) above shall be deemed to have been satisfied if the Administrative Agent receives a certificate of the Secretary or Assistant Secretary of each such entity, satisfactory in form and substance to the Administrative Agent in its sole discretion, dated as of the Closing Date and certifying that the items received pursuant to clauses (i), (ii) and (iii) of Section 4.01(a) of the Existing Credit and Guaranty Agreement have not changed as of the Closing Date.

         (b) Interim Order. At the time of the initial Credit Event, the Agents, the Fronting Bank and the DIP Lenders shall have received a certified copy of an order of the Bankruptcy Court in substantially the form of Exhibit C (the "Interim Order") approving the Loan Documents and granting the Superpriority Claim status and senior


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


priming and other Liens described in Section 2.24 which Interim Order (i) shall have been entered with the consent or non-objection of a preponderance of the Pre-Petition Lenders (as determined by the Co-Lead Arrangers in their sole discretion) upon an application or motion of the Loan Parties reasonably satisfactory in form and substance to the Co-Lead Arrangers, on such prior notice to such parties (including the Pre-Petition Lenders) as may in each case be reasonably satisfactory to the Co-Lead Arrangers, (ii) shall authorize extensions of credit in amounts satisfactory to the Co-Lead Arrangers, (iii) shall approve the payment by the Loan Parties of all of the Fees referred to in
Section 2.20, (iv) shall be in full force and effect, (v) shall have authorized the use by the Loan Parties of any cash collateral in which any Pre-Petition Lender under the Pre-Petition Facilities may have an interest and shall have provided, as adequate protection for the use of such cash collateral and the priming contemplated hereby, for (A) the monthly payment of current interest and letter of credit fees (including the payment on the Closing Date of any such interest and fees that are accrued and unpaid as of the Petition Date) at the applicable non-default base rates plus applicable margins provided for pursuant to the Pre-Petition Facilities; provided, that, as additional adequate protection consideration for Pre-Petition Lenders under the Frontier Credit Agreement (as defined in the Interim Order) to consent to the priming of their liens and the use of their Cash Collateral, the payment described in this clause
(A) shall be determined by applying the applicable non-default base rate plus applicable margin plus 40 basis points, (B) subject to the Carve-Out a Superpriority Claim as contemplated by Section 507(b) of the Bankruptcy Code immediately junior to the claims under Section 364(c)(1) of the Bankruptcy Code held by the Agents, the Fronting Banks and the DIP Lenders and the Permitted Inter-Group Debt, (C) subject to the Carve-Out a Lien on substantially all of the assets of Loan Parties (or, in the case of any Holding Company Guarantor, its Holding Company Specified Assets) having a priority immediately junior to the priming and other Liens granted in favor of the Agent, the Fronting Banks and the DIP Lenders hereunder and under the other Loan Documents and the Liens securing the Permitted Inter-Group Debt, (D) the payment on a current basis of the reasonable fees and disbursements (including, but not limited to, the reasonable fees and disbursements of counsel and internal and third-party consultants, including financial consultants, and auditors) incurred by the respective agents under the Pre-Petition Facilities (including any unpaid pre-petition fees and expenses) and the continuation of the payment to such agents on a current basis of the administration fees that are provided for under the respective Pre-Petition Facilities and (vi) shall not have been stayed, reversed, modified or amended in any respect; and, if the Interim Order is the subject of a pending appeal in any respect, neither the extension of any credit pursuant to a Credit Event nor the performance by any Loan Party of any of their respective obligations under any Loan Documents or under any other instrument or agreement referred to therein shall be the subject of a presently effective stay pending appeal.

         The adequate protection liens and the priority claims granted to the Pre-Petition Lenders as contemplated by the Interim Order shall be limited to an amount equal to the diminution, from and after the date of filing of the Interim Order, in the value of their pre-petition collateral, including, without limitation, the diminution in value of the Pre-Petition Liens as a consequence of the priming liens contemplated hereby.

         (c) Amended and Restated Security and Pledge Agreement. Each Loan Party shall have duly executed and delivered to the Collateral Agent an Amended and Restated Security and Pledge Agreement in substantially the form of Exhibit D (the "Amended and Restated Security and Pledge Agreement") and each of the documents contemplated thereunder that is to be delivered prior to the occurrence of the initial Credit Event (including, without limitation, all such patent, trademark and copyright security agreements or other filings as requested by the Collateral Agent in order to perfect the Administrative Agent's security interest in intellectual property of each Loan Party).

         (d) First Day Orders. All of the "first day orders" entered by the Bankruptcy Court at the time of the commencement of the Cases shall be satisfactory in form and substance to the Co-Lead Arrangers.

         (e) Opinion of Counsel. The Agents, the Fronting Banks and the DIP Lenders shall have received one or more favorable written opinions of counsel to the Loan Parties, each dated the Closing Date and each in form and substance, and from a Person, reasonably acceptable to the Co-Lead Arrangers.

         (f) Payment of Fees. The Borrowers shall have paid the then unpaid balance of all accrued and unpaid Fees due under and pursuant to this Agreement.

         (g) Corporate and Judicial Proceedings. All corporate, judicial and other proceedings and all instruments and agreements in connection with the transactions among the Loan Parties, the Agents, the Fronting Banks and the DIP Lenders contemplated by the Loan Documents shall be satisfactory in form and substance to the Co-Lead Arrangers, and the Co-Lead Arrangers shall have received all information and copies of all documents and papers, including records of corporate, judicial and other proceedings, which the Co-Lead Arrangers may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial or other authorities.

         (h) Information. The Co-Lead Arrangers shall have received all such information (financial or otherwise) as may be reasonably requested by them and shall have discussed such information with the management of the Loan Parties and shall be satisfied with the nature and substance of such discussions.

         (i) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date (which shall be true and correct in all material respects on and as of such earlier date).

         (j) No Default. No Default or Event of Default shall have occurred and be continuing on and as of the Closing Date.

         (k) Closing Documents. The Administrative Agent shall have received all documents required by this Agreement and the other Loan Documents and such documents shall be satisfactory in form and substance to the Co-Lead Arrangers.

         Section 4.02. Consequence of Effectiveness. (a) On the Closing Date, without further action by any of the parties thereto, the Existing Credit and Guaranty Agreement will be automatically amended and restated to read as this Agreement reads.

         (b) On and after the Closing Date, the rights and obligations of the parties hereto shall be governed by the provisions hereof. The rights and obligations of the parties with respect to the period before the Closing Date shall continue to be governed by the provisions of the Existing Credit and Guaranty Agreement as in effect before the Closing Date.

         Section 4.03. Conditions Precedent to Each Credit Event. The obligation of each DIP Lender and each Fronting Bank to extend credit pursuant to any Credit Event, including the initial Credit Event, is subject to the satisfaction of each of the following conditions precedent:

         (a) Notice. The Administrative Agent shall have received a notice with respect to such Credit Event, as required by Article 2.

         (b) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date (which shall be true and correct in all material respects as of such earlier date).

         (c) No Default. On the date of such Credit Event, before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (other than (x) a Financial Covenant Default with respect to a Borrower Group other than the Borrower Group to which the Borrower requesting such Credit Event belongs and (y) a True-Up Event of Default with respect to a single test date or time and with respect to a single Borrower Group other than the Borrower Group to which the Borrower requesting such Credit Event belongs and (z) a Default with respect to an Exiting Loan Party).

         (d) Orders. The Interim Order shall be in full force and effect and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Co-Lead Arrangers, provided, that if after giving effect to such Credit Event, the aggregate Outstanding Exposure with respect to all Borrowers would exceed the amount authorized by the Interim Order, the Agents, the Fronting Banks and each of the DIP Lenders shall have received a certified copy of an order of the Bankruptcy Court satisfactory in form and substance to the Co-Lead Arrangers in their sole discretion (the "Final Order"), which, in any event, shall have been entered by the Bankruptcy Court no later than August 26, 2002, and at the time of such Credit Event, the Final Order shall be in full force and effect, and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Co-Lead Arrangers; and if either the Interim Order or the Final Order is the subject of a pending appeal in any respect, neither the occurrence of any Credit Event nor the performance by any Loan Party of any of their respective obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal.

         (e) Payment of Fees. The Borrowers shall have paid to the relevant parties the then unpaid balance of all accrued and unpaid Fees then payable under and pursuant to this Agreement and the letter referred to in Section 2.20.

         (f) Borrowing Limit. After giving effect to such Credit Event and subject to the proviso in Section 6.10(c), the Outstanding Exposure with respect to the Borrower requesting such Credit Event will not exceed (i) such Borrower's Borrowing Limit minus (ii) the Outstanding Permitted Inter-Group Debt of such Borrower's Borrower Group.

         (g) Monthly Usage Limit. Solely if such Credit Event occurs on or after the First Delivery Date, after giving effect to such Credit Event, the Outstanding Exposure with respect to the Borrower requesting such Credit Event will not exceed such Borrower's Monthly Usage Limit applicable to the calendar month in which such Credit Event occurs.

         (h) Total Commitments. After giving effect to such Credit Event, the Outstanding Exposure with respect to all Borrowers will not exceed the Total Commitment or, solely if such Credit Event occurs prior to the Incremental Availability Date, the lesser of (i) the Total Commitment and (ii) $500,000,000.

         (i) Tranche B Usage. Solely if such Credit Event is a Tranche A Borrowing or the issuance of a Tranche A Letter of Credit, immediately prior and after giving effect to such Credit Event, the aggregate Tranche B Outstanding Exposure is equal to the Total Tranche B Credit-Linked Deposit Amount.

         (j) Use of Proceeds. The uses of the proceeds of such Credit Event shall be (i) substantially consistent with the Monthly Budget of the relevant Borrower applicable to the calendar month in which such Credit Event occurs and
(ii) in compliance with Section 5.08.

         The request by any Borrower for, and the acceptance by such Borrower of the proceeds of, each Credit Event shall each be deemed to be a representation and warranty by such Borrower on and as of the date of such Credit Event that each of the conditions specified in this Section have been satisfied.

         Section 4.04. Occurrence of Incremental Availability Date. The Incremental Availability Date shall occur on the first date on which each of the following conditions shall have been satisfied:

         (a) Additional Due Diligence. The Co-Lead Arrangers shall have advised the Borrowers in writing that the Initial Majority DIP Lenders shall have completed an additional due diligence review with respect to each Loan Party, the scope, substance and results of which due diligence review (i) shall be satisfactory to each Initial Majority DIP Lender in its sole discretion, (ii) shall include, at the request of the Initial Majority DIP Lenders in their sole discretion, an evaluation of (x) the assets of each Loan Party (including without limitation its subscribers), (y) the reporting systems of each Loan Party (including without limitation billing systems and cash management systems) and (z) the receipt of historical financial information with respect to each Loan Party and (iii) shall include, in any event, satisfaction of the Initial Majority DIP Lenders with the Loan Parties' systems for tracking cash receipt and disbursements and with the arrangements with the Adelphia Business Solutions business regarding the continued supply of certain services to the Loan Parties.

         (b) Monthly Budgets, Long-Term Budgets and Projections. The Agents, the Fronting Banks and the DIP Lenders shall have received from each Borrower (i) the Long Term Budget with respect to such Borrower and its Borrower Group, (ii) the first Monthly Budget with respect to such Borrower and its Borrower Group, and (iii) financial projections with respect to such Borrower and its Borrower Group, showing, among other things, the effect on such Borrower Group of the filing under Chapter 11 of the Bankruptcy Code, and each of the items described in clauses (i), (ii) and (iii) shall be satisfactory in form and substance to the Co-Lead Arrangers in their sole discretion.

         (c) UCC Searches. The Collateral Agent shall have received all of the UCC searches referred to in Section 5.07, and such UCC searches shall reflect the absence of Liens on the assets of the Loan Parties other than such Liens as may be approved by the Co-Lead Arrangers in their sole discretion and other Liens permitted under Section 6.01.

                                   ARTICLE 5.
                              AFFIRMATIVE COVENANTS

         From the date hereof and for so long as any Commitment shall be in effect or any Letter of Credit shall remain outstanding, or any Obligation shall remain outstanding or unpaid under the Loan Documents, each of the applicable Loan Parties specified below agrees that:

         Section 5.01. Financial Statements, Reports, Etc. Each Borrower, the Parent and each other Loan Party (as applicable) will deliver to the Administrative Agent and each of the DIP Lenders:

         (a) (x) within 90 days after the end of each fiscal year ended on or after the 120th Day, (i) such Borrower's consolidated balance sheet and related statement of income and cash flows, showing the financial condition of such Borrower's Borrower Group on a consolidated basis, as of the close of such fiscal year, and the results of operations during such year, such statements to be audited by PricewaterhouseCoopers or other independent public accountants of recognized national standing acceptable to the Required DIP Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to the Cases) and, solely if such statements are being delivered on or after the SEC Reporting Date, to be certified on behalf of such Borrower by a Financial Officer of such Borrower to the effect that such consolidated financial statements fairly present the financial condition and results of operations of such Borrower Group on a consolidated basis in accordance with GAAP consistently applied and (ii) the Parent's consolidated balance sheet and related statement of income and cash flows, showing the financial condition of the Parent Group on a consolidated basis, as of the close of such fiscal year, and the results of operations during such year, such statements to be audited by PricewaterhouseCoopers or other independent public accountants of recognized national standing acceptable to the Required DIP Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to the Cases) and, solely if such statements are being delivered on or after the SEC Reporting Date, to be certified on behalf of such Borrower by a Financial Officer of the Parent to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Parent Group on a consolidated basis in accordance with GAAP consistently applied and
(y) as soon as available, for each Borrower Group and the Parent Group, the restated consolidated balance sheet and related statement of income and cash flows for any date, or any period ended, prior to the date of effectiveness of this Agreement, as applicable, in the case of statements that were previously audited, such statements to be audited by PricewaterhouseCoopers or other independent public accountants of recognized national standing acceptable to the Required DIP Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to the Cases) and to be certified by a Financial Officer of the relevant Loan Party to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the applicable Borrower Group or Parent Group, as the case may be, on a consolidated basis in accordance with GAAP consistently applied (except for such changes necessitated by such restatement and as to which such public accountants shall have concurred) (any statements delivered pursuant to this clause (y), the "Restated Statements");

         (b) within 45 days after the end of each month of each fiscal year ended on or after the 120th Day, (i) such Borrower's consolidated balance sheets and related statements of income and cash flows, showing the financial condition of such Borrower's Borrower Group on a consolidated basis, as of the close of such month and the results of their operations during such month and the then elapsed portion of such fiscal year, each set of such statements, solely if such statements are being delivered on or after the SEC Reporting Date, certified on behalf of such Borrower by a Financial Officer of such Borrower as fairly presenting the financial condition and results of operations of such Borrower's Borrower Group on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, (ii) the Parent's consolidated balance sheets and related statements of income and cash flows, showing the financial condition of the Parent Group on a consolidated basis, as of the close of such month and the results of their operations during such month and the then elapsed portion of the fiscal year, each set of such statements, solely if such statements are being delivered on or after the SEC Reporting Date, certified on behalf of such Borrower by a Financial Officer of the Parent as fairly presenting the financial condition and results of operations of the Parent Group on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and (iii) certain operating statistics of such Borrower in a form acceptable to the Co-Lead Arrangers, certified on behalf of such Borrower by a Financial Officer of such Borrower as to the accuracy thereof;

         (c) concurrently with any delivery of financial statements under (a) or
(b) above with respect to any Borrower or the Parent, as the case may be, (i) a certificate of the applicable Financial Officer (A) solely if such statements are being delivered on or after the SEC Reporting Date or are being delivered under (a) or (b), certifying on behalf of the Borrower the accuracy of such statements in all material respects, (B) solely if such financial statements are not Restated Statements, certifying on behalf of the Borrower that to the best of such Financial Officer's knowledge no Default or Event of Default has occurred during the period covered by such financial statements and is continuing (other than, with respect to any Several Borrower, a Default or Event of Default with respect to any Loan Party that does not belong to such Several Borrower's Borrower Group) or, if such a Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (C) solely if such financial statements are not Restated Statements, setting forth computations in reasonable detail satisfactory to the Co-Lead Arrangers demonstrating compliance with the provisions of Sections 6.03,

6.04, 6.05, 6.10 and 6.11, (ii) solely if such financial statements are not Restated Statements, setting forth in reasonable detail a reconciliation of the financial results set forth in such statements with the projected financial results for the relevant period set forth in the Long-Term Budget and the Monthly Budget of the applicable Loan Party and (iii) with respect to any financial statements delivered under (a) (other than Restated Statements), a certificate (which certificate may be limited to accounting matters and disclaim responsibility for legal interpretations) of the relevant accountants accompanying such financial statements certifying that, in the course of the regular audit of the business of the relevant Borrower or the Parent, as the case may be, such accountants have obtained no knowledge that an Event of Default has occurred during the period covered by such financial statements and its continuing, or if, in the opinion of such accountants, an Event of Default has occurred during the period covered by such financial statements and is continuing, specifying the nature thereof and all relevant facts with respect thereto;

         (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party with the Securities and Exchange Commission, or any governmental authority succeeding to any of or all of the functions of said commission, or with any national securities exchange, as the case may be;

         (e) as soon as available and in any event (A) within 30 days after any Loan Party or any of its ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Single Employer Plan of such Loan Party or such ERISA Affiliate has occurred and (B) within 10 days after any Loan Party or any of its ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any such Plan has occurred, a statement of a Financial Officer of such Loan Party describing such Termination Event and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto;

         (f) promptly and in any event within 10 days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the PBGC copies of each notice received by such Loan Party or any such ERISA Affiliate of the PBGC's intention to terminate any Single Employer Plan of such Loan Party or such ERISA Affiliate or to have a trustee appointed to administer any such Plan;

         (g) promptly and in any event within 30 days after the filing thereof with the Department of Labor by any Loan Party, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan of any Loan Party or any of its ERISA Affiliates;

         (h) within 10 days after notice is given or required to be given to the PBGC under Section 302(f)(4)(A) of ERISA of the failure of any Loan Party or any of its


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


ERISA Affiliates to make timely payments to a Plan, a copy of any such notice filed and a statement of a Financial Officer setting forth (A) sufficient information necessary to determine the amount of the lien under Section 302(f)(3), (B) the reason for the failure to make the required payments and (C) the action, if any, which such Loan Party or any of its ERISA Affiliates proposed to take with respect thereto;

         (i) promptly and in any event within 10 days after receipt thereof by any Loan Party or any of its ERISA Affiliates from a Multiemployer Plan sponsor, a copy of each notice received by such Loan Party or any of its ERISA Affiliates concerning (A) the imposition of Withdrawal Liability by a Multiemployer Plan,
(B) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (D) the amount of liability incurred, or which may be incurred, by such Loan Party or any of its ERISA Affiliates in connection with any event described in clause (A), (B) or
(C) above;

         (j) promptly after the same is available, copies of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of such Loan Party with the Bankruptcy Court in the Cases, or distributed by or on behalf of such Loan Party to any official committee appointed in the Cases;

         (k) on or prior to the 15thday of each calendar month (commencing with August 2002 for the Parent Group and October 2002 for each Borrower Group), (i) a budget with respect to each Borrower and its Borrower Group or the Parent Group (as applicable) (each, a "Monthly Budget") for each of (x) such calendar month, and (y) the two subsequent calendar months thereafter, in form and substance satisfactory to the Co-Lead Arrangers in their sole discretion and setting forth, among other things, the forecasted maximum projected principal amount of Borrowings and face amount of Letters of Credit to be used by such Borrower or the Parent Group (as applicable) during such month and the two calendar months thereafter and the projected maximum principal amount of Borrowings and face amount of Letters of Credit to be used by such Borrower or the Parent Group (as applicable) during such month and the two calendar months thereafter and (ii) together with each such Monthly Budget of each Borrower or the Parent Group (as applicable) described in clause (i) above, a reconciliation of the results of the business operations of such Borrower's Borrower Group or the Parent Group (as applicable) for the month preceding the most recently ended calender month as compared to its corresponding Monthly Budget, in form and substance satisfactory to the Co-Lead Arrangers in their sole discretion; provided that, solely on August 15, 2002, the Parent Group will provide a report setting forth the results of June 2002 in lieu of such reconciliation. The delivery of items (i) and (ii) in any month shall be concurrent;

         (l) (i) no later than the 120th Day, a budget with respect to each Borrower and its Borrower Group (each, a "Long-Term Budget") for the period ending not earlier than the Maturity Date, in form and substance acceptable to the Co-Lead Arrangers in their sole discretion, including, but not limited to, information regarding capital expenditures including projected amounts, and use thereof (and the delivery of all Long-Term Budgets shall be concurrent); and (ii) from time to time, upon request by the Co-Lead Arrangers, with respect to any Borrower, an updated Long-Term Budget;

         (m) on the second Business Day of each calendar week, from each Borrower (or, solely for any week ending prior to the 120th Day, from the Parent only), a statement of projected cash receipts and cash disbursements with respect to such Borrower's Borrower Group (or, solely for any week ending prior to the 120th Day, the Parent Group) for each week in the period of thirteen continuous weeks commencing with the immediately following week, in form and substance acceptable to the Co-Lead Arrangers;

         (n) no later than the 15th Business Day of each calendar month, a summary (an "Inter-Group Debt Summary") from each Borrower of all (i) Permitted Inter-Group Debt incurred by any Loan Party in its Borrower Group and (ii) Permitted Inter-Group Advances made by any Loan Party in its Borrower Group, in each case outstanding as of the last Business Day of the immediately preceding calendar month, in form and substance acceptable to Co-Lead Arrangers in their sole discretion;

         (o) on or prior to the 15th day of each calendar month, from each Borrower, a summary report regarding subscribers and franchise agreements (including the status of each franchise agreement) and related matters with respect to each Borrower Group, in each case as of the end of the immediately preceding calendar month, in form and substance acceptable to the Co-Lead Arrangers in their sole discretion;

         (p) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of any Loan Party, or compliance with the terms of any agreement as any Agent, any Fronting Bank or any DIP Lender may reasonably request; and

         (q) such other financial reports or other information as such Loan Party shall provide to any Pre-Petition Lender or any agent under any Pre-Petition Facility and such reports or other information regarding the cash management system in which the Loan Parties participate and any proposed or contemplated Cash Management Separation with respect thereto that such Loan Party may provide to any Person pursuant to the Cash Management Protocol.

         Section 5.02. Corporate Existence. Each Loan Party will preserve, maintain in full force and effect, and renew as necessary all governmental rights, privileges, qualification, permits, licenses and franchises necessary or desirable in the normal conduct of its business except (i) to the extent such failure to preserve the same could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) as otherwise permitted in connection with sales of assets permitted by Section 6.11.


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


         Section 5.03. Insurance. Each Loan Party will keep its insurable properties insured at all times, against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of the same or similar size in the same or similar businesses; and maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by such Loan Party, as the case may be, in such amounts and with such deductibles as are customary with companies of the same or similar size in the same or similar businesses and in the same geographic area, and maintain such other insurance or self insurance as may be required by law.

         Section 5.04. Obligations and Taxes. Each Loan Party will pay all its material obligations arising after the Petition Date promptly and in accordance with their terms and pay and discharge promptly all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property arising after the Petition Date, before the same shall become in default, as well as all material lawful claims for labor, materials and supplies or otherwise arising after the Petition Date which, if unpaid, would become a Lien (other than a Permitted Lien) or charge upon such properties or any part thereof; provided, however, that such Loan Party shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings (if such Loan Party shall have set aside on their books adequate reserves therefor in conformity with GAAP).

         Section 5.05. Notice of Event of Default, etc. Each Loan Party will, within two Business Days thereof, give to the Administrative Agent notice in writing of (a) any Default or Event of Default and (b) any material litigation, investigations or proceedings which may exist at any time between such Loan Party and any Governmental Authority, other than those described in the Current SEC Reports.

         Section 5.06. Access to Books and Records. Each Loan Party will maintain or cause to be maintained at all times true and complete books and records in accordance with GAAP of the financial operations of such Loan Party (provided that no Loan Party shall be deemed to have breached the foregoing covenant solely as a result of matters described in the Current SEC Reports, provided that such Loan Party is in compliance with Section 5.11); and provide the Agents and their respective representatives access to all such books and records during regular business hours, in order that the Agents may examine and make abstracts from such books, accounts, records and other papers. Each Loan Party will, at any reasonable time and from time to time during regular business hours, upon reasonable notice, permit any Agent or any DIP Lender or any of their respective representatives (including, without limitation, appraisers) to visit the properties of such Loan Party and to conduct examinations of and to monitor the Collateral and to discuss the affairs, finances and condition of such Loan Party with the officers and independent accountants of such Loan Party.


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


         Section 5.07. Furnishing of Additional Information. Each Loan Party will deliver to the Collateral Agent (i) within 30 days after the date hereof, such financing statements, security agreements, or other documents as may be necessary or desirable or as the Collateral Agent may request in order to perfect any security interest on any of the Collateral, (ii) within 15 days after the date hereof, a Perfection Certificate (as defined in the Amended and Restated Security and Pledge Agreement) with respect to such Loan Party, in the form specified in the Amended and Restated Security and Pledge Agreement, (iii) within 60 days after the date of the Existing Credit and Guaranty Agreement, a schedule (the "Intellectual Property Schedule") setting forth a complete and accurate list of all patents, registered and material unregistered trademarks, material trade names, service marks and copyrights, and all applications pertaining to the foregoing and licenses thereof, of the Loan Parties (collectively, the "Intellectual Property"), showing as of the date of such schedule the jurisdiction in which registered, the registration number, the date of registration and the expiration date; (iv) within 60 days after the date of the Existing Credit and Guaranty Agreement, UCC searches with respect to each Loan Party in the jurisdiction of its incorporation, and each jurisdiction where it conducts business and/or any of its assets are located (or deemed to be located), and (v) solely if such Loan Party is the Parent or a Borrower, within 45 days after the date of the Existing Credit and Guaranty Agreement, customary favorable written opinions (including opinions regarding due organization, valid existence, requisite authority to enter into the transactions contemplated hereby, due execution and delivery of the Loan Documents) of in-house counsel to the Parent and each Borrower, each dated as of the Closing Date, and each in form and substance, and from a Person, reasonably acceptable to the Co-Lead Arrangers; provided that periods provided for delivery of documents in any of items (i), (ii), (iii), (iv) and (v) above may be extended by the Co-Lead Arrangers.

         Section 5.08. Use of Proceeds. (a) The proceeds of the Loans made to each Borrower will be used by such Borrower solely (i) for general corporate purposes of such Borrower and each other Loan Party in such Borrower's Borrower Group and (ii) to make Investments to the extent permitted by Section 6.10. The Letters of Credit issued for the account of any Borrower will be used for general corporate purposes in the ordinary course of business, including support of surety bonds and similar obligations. The use of all of such proceeds and all Letters of Credit shall be subject to the limitations set forth in the Orders.

         (b) No Several Loan Party will use any Net Proceeds received by it in respect of any Reduction Event for any purpose other than the funding of the operations of such Loan Party and each other Loan Party that belongs to the same Borrower Group and, without limiting the generality of the foregoing, no Several Loan Party shall use any such Net Proceeds to make any Permitted Inter-Group Advances. Net Proceeds received by a Several Loan Party in respect of any Reduction Event shall be deposited in a separate account to be maintained with the Administrative Agent for the benefit of such Several Loan Party (which account shall not be part of the cash management system of the


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


Parent Group) and may be withdrawn only for the uses specified in the immediately preceding sentence. Nothing in this Agreement shall be construed to constitute a waiver by any DIP Lender or any other creditor of any legal rights such DIP Lender or other creditor or party in interest may have to challenge, object or otherwise seek relief with respect to any such Reduction Event and all such rights are hereby expressly reserved.

         Section 5.09. Chief Restructuring Officer. The Borrowers will at all times continue to employ a chief restructuring officer whose identity, and the scope of whose duties, are reasonably acceptable to the Co-Lead Arrangers.

         Section 5.10. Franchise Agreements. Each Loan Party will preserve and maintain in full force and effect each franchise agreement or similar agreement to which it is a party from time to time (including without limitation by ensuring the timely renewal thereof), so long as after giving effect to the lapse thereof, the aggregate number of subscribers that were covered by all such franchise agreements of all Loan Parties in any Borrower Group that have lapsed since the Petition Date does not exceed (i) 10% of the aggregate amount of subscribers that were covered by all such franchise agreements of all Loan Parties in such Borrower Group on the Petition Date and (ii) 10% of the aggregate amount of subscribers that were covered by all such franchise agreements of all Loan Parties on the Petition Date.

         Section 5.11. Ongoing Compliance. Without limiting its obligations under Section 6.13, each Loan Party will use its best efforts to correct, as expeditiously as possible, any deficiencies in its financial statements and records, and in its accounting, reporting and cash management systems, described in the Current SEC Reports.

         Section 5.12. Maintenance of Concentration Account. The Loan Parties shall, within 30 days after the Initial Closing Date, and at all times thereafter, maintain with the Administrative Agent an account or accounts (the "Concentration Account") (a) to be used by the Loan Parties as their principal concentration accounts and (b) into which shall be swept or deposited, at the end of each Business Day, all cash of the Loan Parties and the full available balances in excess of an aggregate of $500,000 in all of the operating and other bank accounts of the Loan Parties at any institution other than the Administrative Agent (other than any amounts required or permitted to be deposited in any other account pursuant to the Cash Management Protocol); provided that this covenant shall not apply to the accounts maintained with respect to the Telemedia joint ventures in accordance with past practice so long as (x) no Loan Party shall have control over the management of such accounts and
(y) only amounts generated by the Telemedia joint ventures shall be deposited therein.

         Section 5.13. Additional Loan Parties. Promptly and in any event within 10 days after any Subsidiary of the Parent that is not a Loan Party on the date hereof shall have filed a voluntary petition with the Bankruptcy Court under chapter 11 of the Bankruptcy Code, the Parent will cause such Subsidiary to become a party to this

Agreement and the Amended and Restated Security and Pledge Agreement by executing a counterpart of each such Loan Document (and cause the Interim Order or the Final Order, as the case may be, to be applicable to such Subsidiary), whereupon (i) such Subsidiary shall have all the rights, and be subject to all the obligations, of a Loan Party under the Loan Documents and (ii) such Subsidiary shall be designated a Several Loan Party or a Joint and Several Loan Party (and if applicable, shall be identified as belonging to a Borrower Group), as the Parent and the Co-Lead Arrangers may agree.

         Section 5.14. Exiting Loan Parties. No Loan Party shall be obligated to comply with any covenants set forth in this Article 5 from and after the date such Loan Party becomes an Exiting Loan Party.



                                   ARTICLE 6.
                               NEGATIVE COVENANTS

         From the date hereof and for so long as any Commitment shall be in effect or any Letter of Credit shall remain outstanding or any Obligation shall remain outstanding or unpaid under the Loan Documents, each of the applicable Loan Parties will not (and will not apply to the Bankruptcy Court for authority to):

         Section 6.01. Liens. Each Loan Party will not incur, create, assume or suffer to exist any Lien on any asset of such Loan Party now owned or hereafter acquired by such Loan Party, other than: (a) Liens securing the obligations of such Loan Party under the Pre-Petition Facility to which such Loan Party is a party, (b) Liens (other than Liens described in clause (a)) existing on the Petition Date and set forth on Schedule 6.01, (c) Liens in favor of the Pre-Petition Lenders as adequate protection granted pursuant to the Orders, which Liens are junior to the Liens contemplated hereby in favor of the Agents, the Fronting Banks and the DIP Lenders and junior to any Permitted Inter-Group Debt Lien, provided that the Interim Order and the Final Order shall provide that the holders of such junior Liens shall not be permitted to take any action to foreclose or otherwise exercise any remedies with respect to such junior Liens (except that such holders shall not be prevented from seeking additional adequate protection or modification thereof or seeking the termination of the use of cash collateral upon the occurrence and during the continuance of any Event of Default so long as such additional adequate protection shall at all times be subject and junior to the claims and Liens in favor of the Agents, the Fronting Banks and the DIP Lenders and the Permitted Inter-Group Debt Liens, (d) Permitted Liens, (e) Liens in favor of the Agents, the Fronting Banks and the DIP Lenders securing the Obligations, (f) Permitted Inter-Group Debt Liens, and
(g) Liens on cash and cash equivalents securing reimbursement obligations with respect to surety bonds in the ordinary course of business so long as after giving effect to any such Lien, the Surety Credit Usage does not exceed the Surety Basket Amount.


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


         Section 6.02. Merger, etc. Each Loan Party will not consolidate or merge with or into another Person, except that any Loan Party that belongs to any Borrower Group may merge or consolidate with any other Loan Party that belongs to the same Borrower Group.

         Section 6.03. Indebtedness. Each Loan Party will not contract, create, incur, assume or suffer to exist any Indebtedness, except for (a) Indebtedness under this Agreement; (b) Indebtedness incurred prior to the Petition Date; (c) Indebtedness incurred pursuant to Intra-Group Advances, (d) Permitted Inter-Group Debt solely to the extent arising from Intercompany Advances that are permitted under clause (iv) of Section 6.10(a), (e) Indebtedness consisting of guaranties permitted by Section 6.06, (f) Indebtedness owed to any DIP Lender or any of its Affiliates in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfer of funds, and (g) purchase money Indebtedness in an aggregate amount not in excess of $40,000,000, the proceeds of which Indebtedness are applied to finance the acquisition, construction or improvement of real property, vehicles or equipment in the ordinary course of business and extensions, renewals or replacements of any such Indebtedness.

         Section 6.04. Capital Expenditures. Each Borrower will not permit Capital Expenditures for its Borrower Group for any month ended on or after the Covenant Addendum Date to exceed the amount set forth for such month in the Covenant Addendum.

         Section 6.05. Minimum EBITDA. Each Borrower will not permit EBITDA for its Borrower Group for any month ended on or after the Covenant Addendum Date to be less than the amount set forth in the Covenant Addendum.

         Section 6.06. Guarantees and Other Liabilities. Each Loan Party will not purchase or repurchase (or agree, contingently or otherwise, so to do) the Indebtedness of, or assume, guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance of any obligation or capability of so doing, or otherwise), endorse or otherwise become liable, directly or indirectly, in connection with the obligations, stock or dividends of any Person, except (i) Permitted Inter-Group Guarantees, (ii) any other guaranty of Indebtedness or other obligations of any Loan Party if such Loan Party could have incurred such Indebtedness or obligations under this Agreement, and (iii) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         Section 6.07. Chapter 11 Claims. Each Loan Party will not incur, create, assume, suffer to exist or permit any other Superpriority Claim that is pari passu with or senior to the claims of the Agents, the Fronting Banks and the DIP Lenders against the Loan Parties under the Loan Documents.


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


         Section 6.08. Dividends; Capital Stock. Each Loan Party will not declare or pay, directly or indirectly, any dividends or make any other distribution, or payment, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock), any partnership interests, or set apart any sum for the aforesaid purposes, except that any Loan Party (other than a Borrower) in any Borrower Group may pay dividends to any other Loan Party in such Borrower Group.

         Section 6.09. Transactions with Affiliates. Each Loan Party will not sell or transfer any property to, or otherwise engage in any other material transactions with, any of its Affiliates, other than in the ordinary course of business in good faith and at prices and on terms and conditions not less favorable than could be obtained on an arms'-length basis from unrelated third parties; provided that nothing in this Section 6.09 shall be construed to prohibit any Investment permitted under Section 6.10.

         Section 6.10. Investments, Intercompany Advances. (a) Each Loan Party will not purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment in, any other Person (all of the foregoing, "Investments"), except for (i) ownership by each Loan Party of the Equity Interests of each of its Subsidiaries referred to in Section 3.05, (ii) Permitted Investments, (iii) Investments (other than Investments permitted by clause (i)) by each Loan Party outstanding on the Petition Date (but not any refinancings or extensions thereof or further advances of any kind in connection therewith), (iv) Intercompany Advances to the extent permitted by subsection
(b), (v) prior to the Covenant Addendum Date, any Investment consisting of loans or advances made by any Loan Party that belongs to a Joint and Several Borrower Group to any Person (other than a Loan Party) that is engaged in the cable business and whose assets are managed by a Loan Party so long as (1) the aggregate amount of such Investments will not exceed $10,000,000, (2) the proceeds of any such Investment will be used by the recipient thereof solely for working capital purposes and (3) the Loan Party that has made such Investment will use its commercially reasonable efforts to cause any such Investment to be secured by assets of the recipient of the proceeds thereof, (vi) prior to the Covenant Addendum Date, Investments not otherwise permitted by the foregoing clauses in an aggregate amount not to exceed $3,000,000, (vii) Investments consisting of the acquisition of assets pursuant to the Settlement Agreement (so long as the terms of such acquisition, taken as a whole, are fair and reasonable), (viii) on and after the Covenant Addendum Date, Investments to the extent permitted by the Covenant Addendum and subject to the limitations set forth therein and (ix) prior to the Covenant Addendum Date, any Investment consisting of loans or advances made by any Loan Party that belongs to the Seven A Borrower Group to STV Communications in an aggregate amount not to exceed $10,000,000, except that any such Loan Party shall not be permitted to make any such Investment to the extent the aggregate amount of such Investments exceeds $5,000,000 until the Co-Lead Arrangers, in their sole discretion, are satisfied with their additional due diligence review with respect to STV Communications; provided that (1) no Loan Party shall be deemed to have breached this covenant solely as a result of the continuation after the date hereof and prior to the date that falls 45 days after the date hereof of matters relating to the Adelphia Cash Management System that are described in the Current SEC Reports, so long as such Loan Party is in compliance with Section 5.11 and (2) no Loan Party shall make any Investment (including without limitation any loan or advance) (i) in any Exiting Loan Party from and after the date such Exiting Loan Party becomes an Exiting Loan Party or (ii) in Century/ML Cable Venture, a New York joint venture, and Century-ML Cable Corporation, a Delaware corporation, or any of their respective Subsidiaries or joint ventures.

         (b) Intercompany Advances will be subject to the following restrictions:

              (i) no Loan Party which belongs to any Borrower Group may make any Intercompany Advance directly to any Loan Party that belongs to any other Borrower Group;

              (ii) any Loan Party which belongs to any Borrower Group may make any Intercompany Advance to any other Loan Party which belongs to the same Borrower Group (any such Intercompany Advance, an "Intra-Group Advance");

              (iii) in addition to any Intra-Group Advance, any Loan Party which belongs to any Borrower Group may make any Intercompany Advance to any Loan Party that is a Holding Company Guarantor and a direct or indirect holding company of such Loan Party, subject to the proviso set forth below; and

              (iv) any Holding Company Guarantor may make any Intercompany Advance to any other Holding Company Guarantor that is a direct or indirect holding company of such Holding Company Guarantor or to a direct or indirect subsidiary of such Holding Company Guarantor, subject to the proviso set forth below;

         provided that (v) any Permitted Inter-Group Advance may be made only so long as (1) it shall be secured by Liens on the Collateral of (i) the Loan Party to which such Permitted Inter-Group Advance is made pursuant to clause (iv) above (the "Ultimate Intercompany Borrower") and (ii) each other Loan Party that is a member of the same Borrower Group as the Ultimate Intercompany Borrower (any such Lien, a "Permitted Inter-Group Debt Lien"), which Lien shall be junior in right of payment and in all other respects to the Liens on such Collateral in favor of the Agents, the Fronting Banks and the DIP Lenders on the Collateral and shall be subordinated thereto pursuant to a subordination agreement in form and substance acceptable to the Co-Lead Arrangers in their sole discretion and (2) the repayment thereof shall be an obligation of or guaranteed by such Ultimate Intercompany Borrower pursuant to an instrument or guarantee in form and substance acceptable to the Co-Lead Arrangers in their sole discretion (any such instrument or guarantee, a "Permitted Inter-Group Guarantee"), (w) no Loan Party which belongs to any Borrower Group may incur any Permitted Inter-Group Debt or make any Permitted Inter-Group Advance (i) while a Financial Covenant Event of Default has occurred and is continuing with respect to such Borrower Group or (ii) if such Loan Party is not in compliance with the requirements of Section 6.10(d), (and no Loan Party which does not belong to such Borrower Group shall make any Permitted Inter-Group Advance to any Loan Party which belongs to such Borrower Group during such time). (x) Permitted Inter-Group Debt will bear interest from time to time on a monthly basis at the rate equal to the blended rate of interest for such period under this Agreement. Obligations under any Permitted Inter-Group Guarantee shall be joint and several obligations of each Loan Party that is a member of the Borrower Group of which the Ultimate Intercompany Borrower is a member and (y) any Holding Company Guarantor which is the recipient of funds pursuant to an Intercompany Advance pursuant to Section 6.10(b)(iii) will (1) promptly, and in any event within one Business Day of receipt thereof, use such funds to make an Intercompany Advance described in Section 6.10(b)(iv) or (2) to the extent such Holding Company Guarantor holds operating assets, use such funds to fund its operations. No Loan Party will use the proceeds of any Intercompany Advance or any Loan (x) to finance expenditures related to the golf course in Coudersport, Pennsylvania, other than remediation costs and other costs associated with the shut-down of such golf course or (y) to finance expenditures incurred by or related to the Buffalo Sabres hockey team (but nothing in this clause (y) shall be construed to prohibit the wind-down of existing insurance and other operating arrangements with respect to such team).

         "Permitted Inter-Group Debt" means any intercompany debt permitted to be incurred by any Loan Party pursuant to clauses (iii) or (iv) above.

         "Permitted Inter-Group Advance" means any intercompany loan or advance permitted to be made by any Loan Party pursuant to clauses (iii) or (iv) above.

         (c) Subject to the proviso set forth in clause (a), on any date, the sum of (i) the Outstanding Permitted Inter-Group Debt of each Borrower Group (including, without limitation, the Seven A Borrower Group) plus (ii) the Outstanding Exposure of the Borrower in such Borrower Group on such date shall not exceed such Borrower's Borrowing Limit; provided, however, until the Co-Lead Arrangers, in their sole discretion, are satisfied with their additional due diligence review with respect to the Seven A Borrower Group, ACC Investments Holdings, Inc.'s Outstanding Exposure shall be $0.

         (d) At the times and on the dates specified in the Cash Management Protocol, each Loan Party shall repay Loans and Intercompany Advances, as applicable, in the amounts required to be repaid in the Cash Management Protocol.

         Section 6.11. Disposition of Assets. Each Loan Party will not sell or otherwise dispose of any assets except for (i) sales of inventory, fixtures and equipment in the ordinary course of business, (ii) sales of surplus equipment no longer used in the businesses of the Loan Parties, (iii) sales of assets pursuant to an Asset Sale Agreement and (iv) sales of assets (other than those described in clause (i), (ii) or (iii) hereof) with an aggregate fair market value not to exceed $15,000,000 (cumulatively for all Loan Parties); provided that in each of the above cases (x) the consideration received by the relevant Loan Party shall not be less than the fair market value of the assets sold or disposed of, (y) where required by law, the sale or disposition shall have received the approval of the Bankruptcy Court and (z) upon receipt by such Loan Party of any Net Proceeds of any sale or disposition described in clause (ii),
(iii) or (iv) hereof constituting a Reduction Event, such Loan Party will comply with the provisions of Section 2.12.

         Section 6.12. Nature of Business. Each Loan Party will not modify or alter in any material manner the nature and type of its business as conducted at or prior to the Petition Date or the manner in which such business is conducted (except as required by the Bankruptcy Code), it being understood that sales permitted by Section 6.11 shall not constitute such a material modification or alteration.

         Section 6.13. Cash Management System. Each Loan Party will not conduct its cash management system on and after the Petition Date in any manner other than in accordance with the Cash Management Protocol and the Cash Management Order; provided that from and after the occurrence of a Cash Management Separation with respect to any Loan Party, the provisions of this Section 6.13 shall be deemed to have been amended to provide that the Borrower Group to which such Loan Party belongs shall be excluded from such cash management system and each other Loan Party shall comply with all the conditions (if any) applicable to it pursuant to the terms of such Cash Management Separation.

         Section 6.14. Exiting Loan Parties. No Loan Party shall be obligated to comply with any covenants set forth in this Article 6 from and after the date such Loan Party becomes an Exiting Loan Party.


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


                                   ARTICLE 7.
                                EVENTS OF DEFAULT

         Section 7.01. Events of Default. In the case of the happening of any of the following events and the continuance thereof beyond the applicable period of grace, if any (each, an "Event of Default"):

         (a) any representation or warranty made (or deemed made) by a Loan Party in any Loan Document or in connection with any Loan Document or any Credit Event or any statement or representation made in any report, financial statement, certificate or other document furnished by a Loan Party to any Agent, any Fronting Bank or any DIP Lenders under or in connection with any Loan Document (including without limitation the Covenant Addendum), shall prove to have been false or misleading in any material respect when made (or deemed made) or delivered; or

         (b) default shall be made in the payment of (i) any principal of the Loans or Reimbursement Obligations or cash collateralization requirement pursuant to Section 2.14 when due (whether at the fixed due date thereof (including the Prepayment Date), or as a result of a Reduction Event, or by acceleration thereof or otherwise); or (ii) Fees or interest on the Loans or interest on the Reimbursement Obligations or any other amount payable under any Loan Document (other than any amount described in clause (i)) when due, and such default described in this clause (ii) shall continue unremedied for more than two (2) Business Days, or

         (c) default shall be made by any Loan Party in the due observance or performance of any covenant, condition or agreement contained in Sections 5.01(k), 5.08, 5.09, 5.10 or Article 6 hereof; or

         (d) default shall be made by any Loan Party in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or any of the other Loan Documents or the Orders and such default shall continue unremedied for more than ten (10) days; or

         (e) any of the Cases shall be dismissed or converted to a case under chapter 7 of the Bankruptcy Code or any Loan Party shall file a motion or other pleading seeking the dismissal of any of the Cases under Section 1112 of the Bankruptcy Code or otherwise (or any other Person shall file such motion or pleading that shall not be dismissed within 10 days after the filing thereof); a trustee under chapter 7 or chapter 11 of the Bankruptcy Code, a responsible officer or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code shall be appointed in any of the Cases and the order appointing such trustee, responsible officer or examiner shall not be reversed or vacated within 30 days after the entry thereof (provided that the appointment of any examiner with investigatory powers,


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who may issue reports to the Bankruptcy Court or perform any similar activities that do not involve participating in the management of the Debtors will not be considered an examiner with enlarged powers); or an application shall be filed by any Loan Party for the approval of any other Superpriority Claim (other than the Carve-Out) in any of the Cases which is pari passu with or senior to the claims of the Agents, the Fronting Banks and the DIP Lenders against any Loan Party hereunder, or there shall arise or be granted any such pari passu or senior Superpriority Claim; or

         (f) the Bankruptcy Court shall enter an order or orders granting relief from the automatic stay applicable under Section 362 of the Bankruptcy Code to the holder or holders of any security interest to permit foreclosure (or the granting of a deed in lieu of foreclosure or the like) on any of the assets of a Loan Party that have a value in excess of $5,000,000 in the aggregate; or

         (g) a Change of Control shall occur (except with respect to a Loan Party that is an Exiting Loan Party); or

         (h) any provision of any Loan Document shall, for any reason, cease to be valid and binding against any Loan Party or any Loan Party shall so assert in any pleading filed in any court; or

         (i) an order of the Bankruptcy Court shall be entered reversing, amending, supplementing, staying for a period in excess of ten (10) days, vacating or otherwise modifying either of the Orders or terminating the use of cash collateral by the Loan Parties pursuant to the Orders; or

         (j) any judgment or order as to a post-petition liability or debt for the payment of money in excess of $5,000,000 shall be rendered against any Loan Party and the enforcement thereof shall not have been stayed; or

         (k) any non-monetary judgment or order with respect to a post-petition event shall be rendered against any Loan Party which does or would reasonably be expected to have a Material Adverse Effect and there shall be any period of ten
(10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (l) except as permitted by the Orders, any Loan Party shall make any Pre-Petition Payment other than Pre-Petition Payments authorized by the Bankruptcy Court in respect of: (i) employee reimbursement, health care, and welfare claims, (ii) sales and use taxes in a total amount not in excess of $5,000,000, (iii) any fees due to regulatory authorities in a total amount not in excess of $46,000,000, (iv) any E-rate program rebates in a total amount not in excess of $1,300,000, (v) accrued employee wages and salaries, (vi) insurance premiums and any retroactive adjustments, (vii) warehouse


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


expenses in a total amount not in excess of $500,000 and (viii) expenses related to customer programs (including deposits, marketing offers and charitable events); or

         (m) any Termination Event described in clauses (iii) or (iv) of the definition of such term shall have occurred and shall continue unremedied for more than ten (10) days and the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of the Plan in respect of which such Termination Event shall have occurred and be continuing and the Insufficiency of any and all other Plans with respect to which such a Termination Event (described in such clauses (iii) or (iv)) shall have occurred and then exist is equal to or greater than $2,000,000; or

         (n) (i) Any Loan Party or any ERISA Affiliate thereof shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) such Loan Party or such ERISA Affiliate does not have reasonable grounds to contest such Withdrawal Liability and is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of such Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $2,000,000 allocable to post-petition obligations or requires payments exceeding $2,000,000 per annum in excess of the annual payments made with respect to such Multiemployer Plans by such Loan Party or such ERISA Affiliate for the plan year immediately preceding the plan year in which such notification is received; or

         (o) any Loan Party or any ERISA Affiliate thereof shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of such Loan Party and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years that include the date hereof by an amount exceeding $2,000,000; or

         (p) any Loan Party or any ERISA Affiliate shall have committed a failure described in Section 302(f)(1) of ERISA (other than the failure to make any contribution accrued and unpaid as of the Petition Date) and the amount determined under Section 302(f)(3) of ERISA is equal to or greater than $2,000,000; or

         (q) it shall be determined (whether by the Bankruptcy Court or by any other judicial or administrative forum) that any Loan Party is liable for the payment of claims arising out of any failure to comply (or to have complied) with applicable environmental laws or regulations the payment of which will have a Material Adverse Effect on the financial condition, business, properties, operations or assets of the Loan Parties, taken as a whole, and the enforcement thereof shall not have been stayed; or


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


         (r) default shall be made by any Loan Party in the due observance or performance of any term or condition contained in any Order; or

         (s) the Covenant Addendum Date shall not have occurred on or prior to the 120th Day; or

         (t) any criminal indictment of any Loan Party shall occur;

then, and in every such event and at any time thereafter during the continuance of such event, and without further order of or application to the Bankruptcy Court, subject to the proviso set forth at the end of this paragraph, the Administrative Agent or the Collateral Agent, as the case may be, may, and at the request of the Required DIP Lenders shall, take one or more of the following actions, at the same or different times: (i) terminate forthwith the Total Tranche A Commitment and the Total Tranche B Credit-Linked Deposit Amount; (ii) declare the Loans then outstanding to be forthwith due and payable, whereupon the principal of the Loans together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Loan Parties, anything contained herein or in any other Loan Document to the contrary notwithstanding; (iii) require each Borrower upon demand to forthwith deposit in its Letter of Credit Account cash in an amount that, together with any amounts then held in such Letter of Credit Account, is equal to the sum of 110% of the then outstanding Letters of Credit issued for the account of such Borrower; (iv) upon at least 5 days' prior notice to the applicable Loan Party, set-off amounts in each Letter of Credit Account, or any other accounts maintained by any Loan Party with any Agent and apply such amounts to the Obligations of such Loan Party hereunder and in the other Loan Documents; and (v) exercise any and all remedies under the Loan Documents and under applicable law available to the Agents, the Fronting Banks and the DIP Lenders (subject, in the case of clause (iv), to the notice specified therein), and the proceeds of any sale or other disposition of the Collateral of any Loan Party shall be applied in accordance with the provisions of the Amended and Restated Security and Pledge Agreement; provided that (A) upon the occurrence and at any time during the continuance of (xx) a Financial Covenant Event of Default with respect to a Borrower Group or (yy) a True-Up Event of Default with respect to any test date or time and with respect to a Borrower Group (so long as no True-Up Event of Default with respect to such Borrower Group occurred on the immediately prior test date or time) and, in the case of clauses (xx) or
(yy), the occurrence and continuance at such time of no other Event of Default, the Administrative Agent and the Collateral Agent may not, and Required DIP Lenders may not request either of them to, (1) take the action described in clause (i), (2) take any actions described in clause (ii) with respect to any Loans other than the Loans of the Borrower (the "Defaulting Borrower") whose failure to comply with Section 6.04, 6.05 or 6.10(d), as the case may be, has resulted in such Financial


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


Covenant Event of Default or True-Up Event of Default, as the case may be, (3) take any actions described in clauses (iii) and (iv) with respect to any Letter of Credit Account, or other account other than the Letter of Credit Account, and any other account of the Defaulting Borrower, of any Several Guarantor that belongs to the same Borrower Group as the Defaulting Borrower, of any Joint and Several Borrower and of any Joint and Several Guarantor (all such Loan Parties, collectively, the "Defaulting Group") and (4) take any actions described in clause (v) with respect to any Loan Party other than a Loan Party that belongs to the Defaulting Group and (B) upon the occurrence at any time of an Event of Default contemplated in Section 7.01(g) (so long as no other Event of Default has occurred or is continuing at such time), (1) the Administrative Agent and the Collateral Agent may not, and the Required DIP Lenders may not request either of them to, take any actions described in clauses (i), (ii), (iii), (iv), and (v) prior to the 30th day after the day on which such Change of Control first occurred.



                                   ARTICLE 8.
                                   THE AGENTS

         Section 8.01. Administration by Agents. The general administration of the Loan Documents shall be performed by the Agents as contemplated therein. Each DIP Lender hereby irrevocably authorizes the appropriate Agent, at its discretion, to take or refrain from taking such actions as such Agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto (including the release of Collateral in connection with any transaction that is expressly permitted by the Loan Documents). The Agents shall have no duties or responsibilities except as expressly set forth in this Agreement and the remaining Loan Documents.

         Section 8.02. Advances and Payments.

         (a) On the date of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the Tranche A DIP Lenders, the amount of the Loan to be made by it in accordance with its Tranche A Commitment hereunder. Should the Administrative Agent do so, each of the Tranche A DIP Lenders agrees forthwith to reimburse the Administrative Agent in immediately available funds for the amount so advanced on its behalf by the Administrative Agent, together with interest at the Federal Funds Effective Rate if not so reimbursed on the date due from and including such date but not including the date of reimbursement.

         (b) Any amounts received by any of the Agents in connection with any Loan Document (other than amounts to which such Agent is entitled to receive for its own account pursuant to Sections 2.20, 2.22, 8.06, 10.05 and 10.06 of this Agreement), the application of which is not otherwise provided for in any Loan Document shall be


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


applied, first, in accordance with each DIP Lender's Class Percentage to pay accrued but unpaid Commitment Fees (if any) or Letter of Credit Fees, and second, in accordance with each DIP Lender's Class Percentage to pay accrued but unpaid interest and the principal balance outstanding and all reimbursed Letter of Credit drawings, and then to cash collateralize any outstanding Letter of Credit Obligations and to pay any other outstanding Obligation. All amounts to be paid to a DIP Lender by the Administrative Agent shall be credited to that DIP Lender, after collection by the Administrative Agent, in immediately available funds either by wire transfer or deposit in that DIP Lender's correspondent account with the Administrative Agent, as such DIP Lender and the Administrative Agent shall from time to time agree (except that any amounts to be paid to any Tranche B DIP Lender and required to be deposited pursuant to
Section 2.02(b) in its Tranche B Credit-Linked Account shall be so deposited). Subject in any event to Section 8.03, in the event of an acceleration of the Loans and Reimbursement Obligations in accordance with the terms hereof, any payments with respect thereto shall be applied pro rata between the Classes, on the basis of the aggregate Tranche A Outstanding Exposure of all the Tranche A DIP Lenders and the aggregate Tranche B Outstanding Exposure of all the Tranche B DIP Lenders at such time.

         Section 8.03. Sharing of Setoffs. Each DIP Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against any Loan Party, including, but not limited to, a secured claim under
Section 506 of the Bankruptcy Code or other security interest arising from, or in lieu of, such secured claim and received by such DIP Lender under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Loans as a result of which the unpaid portion of its Loans is proportionately less than the unpaid portion of the Loans of any other DIP Lender (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other DIP Lender a participation in the Loans of such other DIP Lender, so that the aggregate unpaid principal amount of each DIP Lender's Loans and its participation in Loans of the other DIP Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to the obtaining of such payment was to the principal amount of all Loans outstanding prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the DIP Lenders share such payment pro-rata, provided that if any such non-pro-rata payment is thereafter recovered or otherwise set aside, such purchase of participation shall be rescinded (without interest). Each Loan Party expressly consents to the foregoing arrangements and agrees that any DIP Lender holding (or deemed to be holding) a participation in a Loan may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such DIP Lender as fully as if such DIP Lender held a Note and was the original obligee thereon, in the amount of such participation.

         Section 8.04. Agreement of Required DIP Lenders or Super-Majority DIP Lenders. Upon any occasion requiring or permitting an approval, consent, waiver,


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election or other action on the part of the Required DIP Lenders or
Super-Majority DIP Lenders, action shall be taken by the Administrative Agent for and on behalf or of the benefit of all DIP Lenders upon the direction of the Required DIP Lenders or the Super-Majority DIP Lenders (as the case may be), and any such action shall be binding on all DIP Lenders. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 10.10.

         Section 8.05. Liability of Agents.

         (a) Each of the Agents, when acting on behalf of the DIP Lenders, may execute any of its respective duties under this Agreement or any other Loan Document by or through any of its respective officers, agents, and employees, and none of the Agents, any of their directors, officers, agents, employees or Affiliates shall be liable to the DIP Lenders or any of them for any action taken or omitted to be taken in good faith, or be responsible to the DIP Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its gross negligence or willful misconduct. The Agents and their respective directors, officers, agents, employees and Affiliates shall in no event be liable to the DIP Lenders or to any of them for any action taken or omitted to be taken by them pursuant to instructions received by them from the Required DIP Lenders or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, none of the Agents, any of their respective directors, officers, employees, administrative agents or Affiliates shall be responsible to any DIP Lender for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty or representation in, this Agreement, any Loan Document or any related agreement, document or order, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents.

         (b) None of the Agents nor any of their respective directors, officers, employees, administrative agents or Affiliates shall have any responsibility to any Loan Party on account of the failure or delay in performance or breach by any DIP Lender or by any Loan Party of any of its respective obligations under this Agreement or any of the Loan Documents or in connection herewith or therewith.

         (c) Each of the Agents, in its capacity as an Agent hereunder, shall be entitled to rely on any communication, instrument, or document reasonably believed by such person to be genuine or correct and to have been signed or sent by a person or persons believed by such person to be the proper person or persons, and such person shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by such person.

         Section 8.06. Reimbursement and Indemnification. Each DIP Lender agrees
(i) to reimburse (x) each of the Agents for such DIP Lender's Total Percentage of any


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


expenses and fees incurred for the benefit of the DIP Lenders under this Agreement and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the DIP Lenders, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Loan Parties and (y) each of the Agents for such DIP Lender's Total Percentage of any expenses of the Agents incurred for the benefit of the DIP Lenders that the Borrowers have agreed to reimburse pursuant to Section 10.05 and have failed to so reimburse and (ii) to indemnify and hold harmless each of the Agents and any of its directors, officers, employees, administrative agents or Affiliates, on demand, in the amount of its proportionate share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement or any of the Loan Documents to the extent not reimbursed by the Loan Parties (except such as shall result from their respective gross negligence or willful misconduct).

         Section 8.07. Rights of Agents. It is understood and agreed that each of the Agents shall have the same rights and powers hereunder (including the right to give such instructions) as the other DIP Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with any Loan Party, as though it were not an Agent of the DIP Lenders under Loan Documents.

         Section 8.08. Independent DIP Lenders. Each DIP Lender acknowledges that it has decided to enter into this Agreement and the other Loan Documents and to make the Loans hereunder based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Loan Parties and agrees that the Agents shall bear no responsibility therefor.

         Section 8.09. Notice of Transfer. Each of the Agents may deem and treat a DIP Lender party to this Agreement and any other Loan Document as the owner of such DIP Lender's portion of the Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such DIP Lender shall have been received by each of the Agents.

         Section 8.10. Successor Agents. Each Agent may resign at any time by giving written notice thereof to the DIP Lenders and the Borrowers. Upon any such resignation, the Required DIP Lenders shall have the right to appoint a successor Agent, which shall be reasonably satisfactory to the Borrowers. If no successor Agent shall have been so appointed by the Required DIP Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, the retiring Agent may, on behalf of the DIP Lenders, appoint a successor Agent, which shall be a


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


commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000, which shall be reasonably satisfactory to the Borrowers. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement or any Loan Document. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 8 shall inure (as applicable) to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents. Upon the effectiveness of the retirement of any Administrative Agent, the retiring Administrative Agent may, at its option, (i) transfer the management of all then existing Tranche B Credit-Linked Accounts to the successor Administrative Agent or (ii) close all such Tranche B Credit-Linked Accounts upon the establishment of new Tranche B Credit-Linked Accounts with the successor Administrative Agent (and the successor Administrative Agent shall establish such new accounts) and transfer all amounts on deposit in such Tranche B Credit-Linked Accounts to such new accounts.



                                   ARTICLE 9.
                                   GUARANTY

         Section 9.01. Guaranty.

         (a) Each of the Guarantors unconditionally and irrevocably guarantees the due and punctual payment and performance of the Guaranteed Obligations of such Guarantor. Each of the Guarantors further agrees that the Obligations included in such Guarantor's Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from such Guarantor, and that such Guarantor will remain bound upon this guaranty notwithstanding any extension or renewal of any of such Obligations.

         (b) Each of the Guarantors waives presentation to, demand for payment from and protest to any other Loan Party, and also waives notice of protest for nonpayment. The obligations of each Guarantor hereunder shall not be affected by
(i) the failure of any Agent, any Fronting Bank or any DIP Lender to assert any claim or demand or to enforce any right or remedy against any other Loan Party under the provisions of any Loan Document or otherwise; (ii) any extension or renewal of any provision thereof; (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of any Loan Document (except as and to the extent any of the foregoing explicitly related to the Obligations of such Guarantor, in which case the Guaranty shall be modified accordingly); (iv) the release, exchange, waiver or foreclosure of any security for any of the Obligations of any Loan Party (except as and to


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


the extent any of the foregoing explicitly related to the Obligations of such Guarantor, in which case the Guaranty shall be modified accordingly); (v) the failure of any Agent, the Fronting Bank or any DIP Lender to exercise any right or remedy against any other Loan Party; (vi) the release or substitution of any Loan Party; or (vii) any other event or condition which, but for the provisions hereof, would constitute a legal or equitable discharge of the obligations of such Guarantor hereunder.

         (c) Each of the Guarantors further agrees that this guaranty constitutes a guaranty of performance and of payment when due of the Guaranteed Obligations of such Guarantor and not just of collection, and waives any right to require that any resort be had by any Agent, any Fronting Bank or any DIP Lender to any security held for payment of such Guaranteed Obligations (or any other Obligations) or to any balance of any deposit, account or credit on the books of any Agent, any Fronting Bank or any DIP Lender in favor of any Loan Party or to any other Person.

         (d) Each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of any other Loan Party and any circumstances affecting the ability of any other Loan Party to perform under any Loan Document.

         (e) Each Guarantor's guaranty hereunder shall not be affected by the genuineness, validity, regularity or enforceability of any of its Guaranteed Obligations (or any other Obligations) or any other instrument evidencing any Guaranteed Obligations (or any other Obligations), or by the existence, validity, enforceability, perfection, or extent of any Collateral therefor or by any other circumstance relating to its Guaranteed Obligations (or any other Obligations) that might otherwise constitute a defense to this guaranty. No Agent, Fronting Bank or DIP Lender makes any representation or warranty in respect to any such circumstances.

         (f) Upon any of the Obligations becoming due and payable (by acceleration or otherwise), the Agents, DIP Lenders and the Fronting Bank shall be entitled to immediate payment of such Obligations by each of the Guarantors whose Guaranteed Obligations include such Obligations, upon written demand by the Administrative Agent, without further application to or order of the Bankruptcy Court.

         Section 9.02. No Impairment of Guaranty. The obligations of each of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, other than repayment in full of the Obligations to which such Guaranty relates, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations that are included in such Guarantor's Guaranteed Obligations or any other Obligations. Without limiting the generality of the foregoing, the obligations of each of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent, any Fronting Bank or any DIP Lender to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement or instrument, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of any of the Guarantors or would otherwise operate as a discharge of any of the Guarantors as a matter of law, unless and until the Obligations that are included in such Guarantor's Guaranteed Obligations are paid in full (in which case they will be terminated) or in part (in which case they will be reduced by the amount of such payment).

         Section 9.03. Subrogation. (a) Upon payment by any Guarantor (any such Guarantor, a "Paying Guarantor") of any of its Guaranteed Obligations to any Agent, any Fronting Bank or any DIP Lender pursuant to the guaranty granted by such Guarantor under this Article 9 or pursuant to Section 2.14, such Paying Guarantor shall be subrogated to the rights of the payee against (i) the Loan Party whose Obligations constituted the Guaranteed Obligations that were so paid by such Paying Guarantor (such Loan Party, the "Benefitting Loan Party") and
(ii) any other Loan Party that has guaranteed the Obligations of the Benefitting Loan Party pursuant to this Article 9 or whose funds have been applied to pay such Obligations pursuant to Section 2.14.

         (b) Each Loan Party agrees that all rights of any Paying Guarantor against any other Loan Party arising by way of right of subrogation, contribution or otherwise, as a result of any payment made by any Paying Guarantor pursuant to this Article 9 or pursuant to Section 2.14, shall, as set forth in the Orders, (i) in all respects be subordinate and junior in right of payment to the prior final payment in full of all the Obligations (and all other obligations or Liens to which the Obligations are subject, including, without limitation, the Carve-Out), the termination of the Total Commitment and the termination or expiration of all Letters of Credit, (ii) rank pari passu with the Permitted Inter-Group Debt of the relevant Loan Parties and (iii) rank senior to the adequate protection Liens and the priority claims granted to the Pre-Petition Lenders against the relevant Loan Parties, as contemplated by the Orders.

         (c) If any amount shall be paid to such Guarantor for the account of any other Loan Party, such amount shall be held in trust for the benefit of the Agents, the Fronting Banks and the DIP Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied to the relevant Obligations, whether matured or unmatured. If (i) any Guarantor shall make payment to any Agent, Fronting Bank or DIP Lender of all or any part of the Guaranteed Obligations, (ii) all of the Obligations shall have been paid in full in cash,
(iii) the Total Commitments shall have been terminated and (iv) all Letters of Credit shall have expired or been terminated, such Agent, Fronting Bank or DIP Lender will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

         Section 9.04. Nature of Obligations of each Guarantor. The obligations of each Joint and Several Guarantor hereunder are joint and several. The obligations of each Several Guarantor hereunder are (i) joint and several as to each other Several Guarantor which belongs to the same Several Borrower Group as such Several Guarantor and (ii) several, and not joint, as to each other Loan Party.



                                  ARTICLE 10.
                                 MISCELLANEOUS

         Section 10.01. Notices. Notices and other communications provided for herein shall be in writing (including telegraphic, telex, facsimile or cable communication) and shall be mailed, telegraphed, telexed, transmitted, cabled or delivered to any Loan Party at One North Main Street, Coudersport, PA 16915,
Attention: Ron Stengel and Christopher Dunstan with copies to Cornelius T. Finnegan III, Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019-6099, to a DIP Lender at its address shown on the records of the Administrative Agent or the Administrative Agent, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, Attention: Gloria Javier, to the Collateral Agent, Citicorp USA, Inc., 388 Greenwich Street, New York, NY, 10013,, Attention: Hien Nugent, to the Syndication Agent, Citicorp USA, Inc., 388 Greenwich Street, New York, NY, 10013, Attention: Michael Schadt, to the Joint Bookrunners and Co-Lead Arrangers, J.P. Morgan Securities Inc., 270 Park Avenue, New York, NY 10017,
Attention: Gloria Javier, and Salomon Smith Barney Inc., 390 Greenwich Street, New York, NY, 10013, Attention: Caesar W. Wyszomirski, and to counsel to the Administrative Agent, Tiziana M. Tabucchi, Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail; or when delivered to the telegraph company, charges prepaid, if by telegram; or when receipt is acknowledged, if by any telegraphic communications or facsimile equipment of the sender, in each case addressed to such party as provided in this Section 10.01 or in accordance with the latest unrevoked written direction from such party; provided, however, that in the case of notices to the Administrative Agent notices pursuant to the preceding sentence with respect to change of address and pursuant to Article 2 shall be effective only when received by the Administrative Agent.

         Section 10.02. Survival of Agreement, Representations and Warranties, etc. All warranties, representations and covenants made by any Loan Party herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the DIP Lenders and shall survive the making of the Loans herein contemplated regardless of any investigation made by any DIP Lender or on its behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Loan Parties hereunder with respect to the Loan Parties.

         Section 10.03. Successors and Assigns.

         (a) This Agreement shall be binding upon and inure to the benefit of the Loan Parties, the Agents and the DIP Lenders and their respective successors and assigns. No Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of all of the DIP Lenders. Each DIP Lender may sell participations to any Person in all or part of any Loan, or all or part of its Tranche A Commitment or Tranche B Credit-Linked Deposit Amount, in which event, without limiting the foregoing, the provisions of Section 2.16 shall inure to the benefit of each purchaser of a participation (provided that such participant shall look solely to the seller of such participation for such benefits and the Loan Parties' liability, if any, under Sections 2.16 and 2.19 shall not be increased as a result of the sale of any such participation) and the pro rata treatment of payments, as described in
Section 2.18, shall be determined as if such DIP Lender had not sold such participation. In the event any DIP Lender shall sell any participation, such DIP Lender shall retain the sole right and responsibility to enforce the obligations of each Loan Party relating to the Loans, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement (provided that such DIP Lender may grant its participant the right to consent to such DIP Lender's execution of amendments, modifications or waivers that (i) reduce any Fees payable hereunder to the DIP Lenders, (ii) reduce the amount of any scheduled principal payment on any Loan or reduce the principal amount of any Loan or the rate of interest payable hereunder or (iii) extend the maturity of any Loan Party's obligations hereunder). The sale of any such participation shall not alter the rights and obligations of the DIP Lender selling such participation hereunder with respect to the Loan Parties.

         (b) Each DIP Lender may assign to one or more DIP Lenders or Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of its Tranche A Commitment or Tranche B Credit-Linked Deposit Amount and the same portion of the related Loans and Letter of Credit Outstandings at the time owing to it), provided, however, that (i) other than in the case of an assignment to a DIP Lender Affiliate of the assignor DIP Lender or to another DIP Lender, the Administrative Agent and the Fronting Bank must give their respective prior written consent to such assignment, which consent will not be unreasonably withheld, (ii) after giving effect to such assignment, (x) the aggregate amount of the

Tranche A Commitment or Tranche B Credit-Linked Deposit Amount of the assigning DIP Lender shall, unless otherwise agreed to in writing by the Administrative Agent, be either $0 or at least $1,000,000 and (y) the aggregate amount of the Tranche A Commitment or Tranche B Credit-Linked Deposit Amount of the assignee DIP Lender shall, unless otherwise agreed to in writing by the Administrative Agent, be at least $1,000,000 and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance with blanks appropriately completed, together with a processing and recordation fee of $3,500 (for which no Loan Party shall have any liability). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be within ten Business Days after the execution thereof (unless otherwise agreed to in writing by the Administrative Agent), (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a DIP Lender hereunder and (B) the assignor DIP Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning DIP Lender's rights and obligations under this Agreement, such DIP Lender shall cease to be a party hereto). Concurrently with the effectiveness of any assignment by any Tranche B DIP Lender of all or any portion of its Tranche B Credit-Linked Deposit Amount, (x) if the assignee was not a Tranche B DIP Lender immediately prior to such assignment, the Administrative Agent shall establish a new Tranche B Credit-Linked Account in the name of such assignee,
(y) unless otherwise consented to by the Administrative Agent, a corresponding portion of the amount on deposit in the Tranche B Credit-Linked Account of the assignor Tranche B DIP Lender shall be purchased by the assignee and shall be transferred from the assignor's Tranche B Credit-Linked Account to the assignee's Tranche B Credit-Linked Account and (z) if after giving effect to such assignment the aggregate amount of the Tranche B Credit-Linked Deposit Amount of the assignor Tranche B DIP Lender shall be $0, the Administrative Agent shall close the Tranche B Credit-Linked Account of such assignor Tranche B DIP Lender.

         (c) By executing and delivering an Assignment and Acceptance, the DIP Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such DIP Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents; (ii) such DIP Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any of the other Loan

Documents or any other instrument or document furnished pursuant hereto, (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such DIP Lender assignor or any other DIP Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms thereto, together with such powers as are reasonably incidental hereof; and (vi) such assignee agrees that it will perform in accordance with their terms all obligations that by the terms of this Agreement are required to be performed by it as a DIP Lender.

         (d) The Administrative Agent shall maintain at its office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the DIP Lenders and the Tranche A Commitment or Tranche B Credit-Linked Deposit Amount, as the case may be of, and principal amount of the Loans owing to, each DIP Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Loan Parties, the Administrative Agent and the DIP Lenders shall treat each Person the name of which is recorded in the Register as a DIP Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Loan Party or any DIP Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an assigning DIP Lender and the assignee thereunder together with the fee payable in respect thereto, the Administrative Agent shall, if such Assignment and Acceptance has been completed with blanks appropriately filled and consented to by the Administrative Agent and the Fronting Bank (to the extent such consent is required hereunder), (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt written notice thereof to the Borrowers (together with a copy thereof). No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (f) Any DIP Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.03, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Loan Party furnished to such DIP Lender by or on behalf of any Loan Party; provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to be bound by the provisions of Section 10.04.

         (g) Each Loan Party hereby agrees to actively assist and cooperate with the Administrative Agent in the Administrative Agent's efforts to sell participations herein

(as described in Section 10.03(a)) and assign to one or more DIP Lenders or Eligible Assignees a portion of its interests, rights and obligations under this Agreement (as set forth in Section 10.03(b)).

         Section 10.04. Confidentiality. No Agent or DIP Lender shall use the Confidential Information in violation of any applicable law. Notwithstanding the foregoing, nothing herein shall prevent any Agent or any DIP Lender from disclosing such information (a) to any officer, director, employee, agent, or advisor of such Agent or any of its Affiliates, or such DIP Lender or any of its Affiliates, to the extent such disclosure is necessary to permit such officer, director, employee, agent, or advisor to fulfill their duties with respect to the Obligations, (b) as required by any applicable law or any subpoena or similar process, (c) upon the order of any Governmental Authority, (d) upon the request or demand of any Governmental Authority having jurisdiction over such Agent or such DIP Lender, (e) that is or becomes available to the public or that is or becomes available to such Agent or DIP Lender as a result of a disclosure by a Person not otherwise bound by this Agreement, (f) in connection with any litigation to which such Agent or any of its Affiliates, or such DIP Lender or any of its Affiliates may be a party, (g) in connection with the exercise of any remedy under the Loan Documents, (h) to any actual or proposed assignee, so long as such proposed assignee executes a confidentiality agreement, (i) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Loan Parties; (j) with the consent of the Loan Parties; (k) to the extent such Confidential Information (i) becomes publicly available other than as a result of a failure to comply with this Section 10.04 or (ii) becomes available to any Agent or any DIP Lender on a nonconfidential basis from a source other than a Loan Party; or (l) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a DIP Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such DIP Lender or its Affiliates.

         Section 10.05. Expenses. Whether or not the transactions hereby contemplated shall be consummated, the Loan Parties agree to pay all expenses incurred by the Agents (including but not limited to the reasonable fees and disbursements of Davis Polk & Wardwell, special counsel for the Co-Lead Arrangers, any other counsel that the Co-Lead Arrangers shall retain and any internal or third-party appraisers, consultants and auditors advising any Agent and its counsel) in connection with the preparation, execution, delivery and administration of this Agreement and the other Loan Documents, the making of the Loans and the issuance of the Letters of Credit, the perfection of the Liens contemplated hereby, the syndication of the transactions contemplated hereby, the costs, fees and expenses of the Administrative Agent and the Collateral Agent in connection with its periodic field audits, monitoring of assets (including reasonable and customary internal collateral monitoring fees) and publicity expenses, and, following the occurrence of an Event of Default, all expenses incurred by the DIP Lenders, the

Fronting Banks and the Agents in the enforcement or protection of their respective rights in connection with this Agreement or the other Loan Documents, including but not limited to the reasonable fees and disbursements of any counsel for the DIP Lenders, the Fronting Banks and the Agents. Such payments shall be made on the date of the Interim Order and thereafter on demand upon delivery of a statement setting forth such costs and expenses. The obligations of the Loan Parties under this Section 10.05 shall survive any termination of this Agreement.

         Section 10.06. Indemnity. Each Loan Party agrees to indemnify and hold harmless each Agent, Fronting Bank and the DIP Lenders and their respective directors, officers, employees, agents and Affiliates (each an "Indemnified Party") from and against any and all expenses, losses, claims, damages and liabilities incurred by such Indemnified Party arising out of claims made by any Person in any way relating to the transactions contemplated hereby, but excluding therefrom all expenses, losses, claims, damages, and liabilities to the extent that they are determined by the final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party. The Loan Parties' obligations under this
Section 10.06 shall survive any termination of this Agreement.

         Section 10.07. CHOICE OF LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         Section 10.08. No Waiver. No failure on the part of the Administrative Agent or any of the DIP Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         Section 10.09. Extension of Maturity. Should any payment of principal of or interest or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.

         Section 10.10. Amendments, etc.

         (a) No modification, amendment or waiver of any provision of this Agreement or the Amended and Restated Security and Pledge Agreement and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Loan Parties and the Required DIP Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that (1) no such modification or amendment shall, without the written consent of the DIP Lender affected thereby (x) increase the Tranche A Commitment of a DIP Lender or the Tranche B Credit-Linked Deposit Amount with respect to any DIP Lender, or (y) reduce the principal amount of any Loan or any Reimbursement Obligation or the rate of interest payable thereon, or reduce the Tranche B Fixed Return Rate or the amount payable to a DIP Lender pursuant to Section 2.02(e) or extend any date for the payment of interest hereunder or reduce any Fees payable hereunder or extend the final maturity of any Borrower's obligations hereunder or (z) release any amount on deposit in the Tranche B Credit-Linked Account of a DIP Lender (other than pursuant to Section 2.02(c));
(2) any waiver of compliance with the reporting requirements set forth in
Section 5.01(k), 5.01(l), 5.01(m), 5.01(n), 5.01(o) and 5.01(p) or any Event of
Default arising solely from non-compliance therewith shall be binding on all the DIP Lenders if consented to by the Co-Lead Arrangers, (3) no such modification or amendment shall, without the written consent of (A) all of the DIP Lenders
(i) amend or modify any provision of this Agreement that provides for the unanimous consent or approval of the DIP Lenders, (ii) change the percentage set forth in the definition of Required DIP Lenders or Super-Majority DIP Lenders or any other provision of any Loan Document specifying the number or percentage of DIP Lenders required to take any action thereunder or (iii) amend or modify the Superpriority Claim status of the DIP Lenders contemplated by Section 2.24 or the rank of the Liens for the benefit of the Agents, the Fronting Banks and the DIP Lenders contemplated thereby, (B) the Super-Majority DIP Lenders (as hereinafter defined), release all or substantially all of the Collateral or all or substantially all of the Guarantors, or (C) all of the Initial DIP Lenders, change any provision set forth in the definition of Initial Majority DIP Lenders, (4) no such modification or amendment shall, without the written consent of the Initial Majority DIP Lenders, modify, amend or waive any provision that expressly requires the consent or approval of the Initial Majority DIP Lenders so as to amend, modify or waive the requirement of such consent or approval and (5) no such modification or amendment shall, without the written consent of Tranche B DIP Lenders representing in excess of 50% of the Tranche B Credit-Linked Deposit Amounts, amend Section 2.02 (or any provision or definition referred to therein) to the extent it affects the Tranche B DIP Lenders. No such amendment or modification may adversely affect the rights and obligations of any Agent or any Fronting Bank hereunder without its prior written consent. Each assignee under Section 10.03(b) shall be bound by any amendment, modification, waiver, or consent authorized as provided herein, and any consent by a DIP Lender shall bind any Person subsequently acquiring an interest on the Loans held by such DIP Lender.

         (b) Notwithstanding anything to the contrary contained in Section 10.10(a), in the event that the Borrowers request that this Agreement be modified or amended in a manner that would require the unanimous consent of all of the DIP Lenders (or the consent described in clause (B) of the first sentence of Section 10.10(a)) and such modification or amendment is agreed to by the Super-Majority DIP Lenders (as hereinafter defined), then with the consent of the Borrowers and the Super-Majority DIP Lenders, the Borrowers and the Super-Majority DIP Lenders shall be permitted to amend the Agreement without the consent of the DIP Lender or DIP Lenders that did not agree to the modification or amendment requested by the Borrowers (such DIP Lender or DIP Lenders, collectively the "Minority DIP Lenders") to provide for (w) the termination of the Commitment of each of the Minority DIP Lenders, (x) the addition to this Agreement of one or more other financial institutions (each of which shall be an Eligible Assignee), or an increase in the Commitment of one or more of the Super-Majority DIP Lenders (with the written consent thereof), so that the Total Commitment after giving effect to such amendment shall be in the same amount as the Total Commitment immediately before giving effect to such amendment, (y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new financial institutions or Super-Majority DIP Lender or DIP Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority DIP Lenders immediately before giving effect to such amendment and (z) such other modifications to this Agreement as may be appropriate. As used herein, the term "Super-Majority DIP Lenders" shall mean, at any time, DIP Lenders holding Loans representing at least 66-2/3% of the aggregate principal amount of the Loans outstanding, or if no Loans are outstanding, DIP Lenders having Commitments representing at least 66-2/3% of the Total Commitment.

         (c) Prior to the later of (i) August 26, 2002, and (ii) 7 Business Days after the date on which the Final Order is entered, the Co-Lead Arrangers, JPMCB and CUSA shall be entitled, after consultation with the Parent and the Borrowers and disclosure to the Bankruptcy Court, to change the amount of the Total Commitment (other than increase the Total Commitments to an amount in excess of $1,500,000,000), the pricing, structure (including without limitation collateral and guarantee arrangements) or terms of this Agreement and the other Loan Documents if they determine that such changes are necessary or advisable in order to ensure the completion of the syndication of the credit facility hereunder in a manner satisfactory to them. Each Loan Party agrees that it shall enter into any amendments or modifications of any Loan Document, or any additional documents, as may be necessary or desirable in order to effect the foregoing changes.

         Section 10.11. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.12. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         Section 10.13. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

         Section 10.14. Further Assurances. Whenever and so often as reasonably requested by the Administrative Agent or the Collateral Agent, each Loan Party will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in the Administrative Agent and the Collateral Agent all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Agreement and the other Loan Documents.

         Section 10.15. Prior Agreements. This Agreement, the other Loan Documents and the Orders represent the entire agreement of the parties with regard to the subject matter hereof and thereof. The terms of any letters and other documentation entered into between any Loan Party and any DIP Lender or any Agent prior to the execution of this Agreement which relate to any Loans to be made hereunder shall be replaced by the terms of this Agreement, the other Loan Documents and the Orders except for: (i) that certain letter dated June 25, 2002 among each of certain Loan Parties, JPMCB, CUSA, JPMSI and SSB, (ii) the Engagement Letter dated as of June 19, 2002 among each of certain Loan Parties, JPMCB, CUSA, JPMSI and SSB.

         Section 10.16. WAIVER OF JURY TRIAL. EACH LOAN PARTY, EACH AGENT, EACH FRONTING BANK AND EACH DIP LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written above.


                              BORROWERS:

                              UCA LLC

                              By: ACC Operations, Inc., its sole member


                              By:
                                  ---------------------------------------------
                                  Name: Erland E. Kailbourne
                                  Title: President


                              CENTURY CABLE HOLDINGS, LLC

                              By: Century Cable Holding Corp., its sole member


                              By:
                                  ---------------------------------------------
                                  Name: Erland E. Kailbourne
                                  Title: President


                              CENTURY-TCI CALIFORNIA, L.P.

                              By: Century-TCI California Communications, L.P.,
                                  its general partner
                              By: Century Exchange, LLC, its general partner
                              By: Century Cable Holding Corp., its sole member


                              By:
                                  ---------------------------------------------
                                  Name: Erland E. Kailbourne
                                  Title: President

                              OLYMPUS CABLE HOLDINGS, LLC

                              By: Olympus Subsidiary, LLC, its sole member
                              By: Olympus Communications, L.P., its sole member
                              By: ACC Operations, Inc., its managing general
                                  partner


                              By:
                                 ----------------------------------------------
                                 Name: Erland E. Kailbourne
                                 Title: President

                              PARNASSOS, L.P.

                              By: Parnassos Communications, L.P., its general
                                  partner
                              By: Adelphia Western New York Holdings, LLC, its
                                  general partner
                              By: ACC Operations, Inc., its sole member


                              By:
                                 ----------------------------------------------
                                 Name: Erland E. Kailbourne
                                 Title: President

                              FRONTIERVISION OPERATING PARTNERS, L.P.

                              By: FrontierVision Holdings, L.P., its general
                                  partner
                              By: FontierVision Partners, L.P., its general
                                  partner
                              By: Adelphia GP Holdings, LLC, its general partner
                              By: ACC Operations, Inc., its sole member


                              By:
                                 ----------------------------------------------
                                 Name:  Erland E. Kailbourne
                                 Title:  President


                              ACC INVESTMENT HOLDINGS, INC.


                              By:
                                 ----------------------------------------------
                                 Name: Erland E. Kailbourne
                                 Title: President


                              ARAHOVA COMMUNICATIONS, INC.


                              By:
                                 ----------------------------------------------
                                 Name:  Erland E. Kailbourne
                                 Title:  President

                       ADELPHIA CALIFORNIA CABLEVISION, LLC

                       By:  Olympus Communications, L.P., its sole member
                       By:  ACC Operations, Inc., its managing general partner


                       By:
                            ---------------------------------------------
                            Name: Erland E. Kailbourne
                            Title: President

                       ADMINISTRATIVE AGENT:

                       JPMORGAN CHASE BANK,
                         as Administrative Agent


                       By:
                           ----------------------------------------------
                           Title:
                               270 Park Avenue
                               New York, NY 10017


                       SYNDICATION AGENT:

                       CITICORP USA, INC.,
                         as Syndication Agent


                       By:
                            ---------------------------------------------
                            Title:


                       JOINT BOOKRUNNERS AND CO-LEAD ARRANGERS:

                       J.P. MORGAN SECURITIES INC.


                       By:
                            ---------------------------------------------
                            Title:


                       SALOMON SMITH BARNEY INC.


                       By:
                            ---------------------------------------------
                            Title:

                      COLLATERAL AGENT:

                      CITICORP USA, INC.


                       By:
                            ---------------------------------------------
                            Title:


                      JPMORGAN CHASE BANK


                       By:
                            ---------------------------------------------
                            Title:
                                270 Park Avenue
                                New York, NY 10017


                      CITICORP USA, INC.


                       By:
                            ---------------------------------------------
                            Title:

                      CO-SYNDICATION AGENT:

                      WACHOVIA BANK, N.A.


                       By:
                            ---------------------------------------------
                            Title:

                      CO-DOCUMENTATION AGENTS:

                      THE BANK OF NOVA SCOTIA


                       By:
                            ---------------------------------------------
                            Title:


                      FLEET NATIONAL BANK


                       By:
                            ---------------------------------------------
                            Title:

                      BANK OF AMERICA, N.A.


                       By:
                            ---------------------------------------------
                            Title:

                      GENERAL ELECTRIC
                        CAPITAL CORPORATION


                       By:
                            ---------------------------------------------
                            Title:

                      GUARANTORS:

                      ACC CABLE COMMUNICATIONS FL-VA, LLC

                      By: ACC Cable Holdings VA, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name: Randall D. Fisher
                            Title:   Vice President and Secretary



                      ACC CABLE HOLDINGS VA, INC.


                       By:
                            ---------------------------------------------
                            Name: Randall D. Fisher
                            Title:   Vice President and Secretary


                      ACC HOLDINGS II, LLC

                      By: ACC Operations, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name: Randall D. Fisher
                            Title:   Vice President and Secretary

                      ACC OPERATIONS, INC.


                       By:
                            ---------------------------------------------
                            Name:
                            Title:

                      ACC TELECOMMUNICATIONS HOLDINGS LLC

                      By: ACC Operations, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ACC TELECOMMUNICATIONS LLC

                      By: ACC Telecommunications Holdings LLC, its sole member
                      By: ACC Operations, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ACC TELECOMMUNICATIONS OF VIRGINIA LLC

                      By: ACC Telecommunications Holdings LLC, its sole member
                      By: ACC Operations, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ACC-AMN HOLDINGS, LLC

                      By: ACC Operations, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary

                      ADELPHIA ACQUISITION SUBSIDIARY, INC.


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA ARIZONA, INC.


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA BLAIRSVILLE, LLC

                      By: Century Communications Corp., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLE PARTNERS, L.P.

                      By: Olympus Cable Holdings, LLC, its managing general
                          partner
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary

                      ADELPHIA CABLEVISION ASSOCIATES, L.P.

                      By: Chelsea Communications, Inc., its general partner


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION CORP.


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF BOCA RATON, LLC

                      By: Adelphia Cablevision Corp., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF FONTANA, LLC

                      By: Clear Cablevision, Inc., its sole member

                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary

                      ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

                      By: Clear Cablevision, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION, LLC

                      By: ACC Operations, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF NEW YORK, INC.


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary

                      ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

                      By: Ft. Myers Cablevision, LLC, its sole member
                      By: Ft. Myers Acquisition Limited Partnership, its sole
                          member
                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

                      By: Ft. Myers Cablevision, LLC, its sole member
                      By: Ft. Myers Acquisition Limited Partnership, its sole
                          member
                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

                      By: Mickelson Media, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary

                      ADELPHIA CABLEVISION OF SAN BERNARDINO, LLC

                      By: Clear Cablevision, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF SANTA ANA, LLC

                      By: UCA LLC, its sole member
                      By: ACC Operations, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF SEAL BEACH, LLC

                      By: Manchester Cablevision, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

                      By: UCA LLC, its sole member
                      By: ACC Operations, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary

                      ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

                      By: Century New Mexico Cable Television Corp., its sole
                          member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

                      By: Sentinel Communications of Muncie, Indiana, Inc., its
                          sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary



                      ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

                      By: Huntington CATV, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary

                      ADELPHIA CENTRAL PENNSYLVANIA, LLC

                      By: National Cable Acquisition Associates, L.P., its sole
                          member
                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA CLEVELAND, LLC

                      By: Adelphia of the Midwest, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA COMMUNICATIONS CORPORATION


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary



                      ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

                      By: Adelphia Cablevision Corp., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary

                      ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

                      By: Adelphia Cablevision Corp., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

                      By: FrontierVision Operating Partners, L.P., its sole
                          member
                      By: FrontierVision Holdings, L.P., its general partner
                      By: FrontierVision Partners, L.P., its general partner
                      By: Adelphia GP Holdings, L.L.C., its general partner
                      By: ACC Operations, Inc., its sole member


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA COMPANY OF WESTERN CONNECTICUT


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary

                      ADELPHIA GENERAL HOLDINGS III, INC.


                       By:
                            ---------------------------------------------
                            Name:  Randall D. Fisher
                            Title: Vice President and Secretary


                      ADELPHIA GS CABLE, LLC

                      By: Olympus Cable Holdings, LLC, its sole member
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ADELPHIA GP HOLDINGS, LLC

                      By: ACC Operations, Inc., its sole member


                      By:
                          ---------------------------------------------
                          Name:  Randall D. Fisher
                          Title: Vice President and Secretary


                      ADELPHIA HARBOR CENTER           HOLDINGS, LLC

                      By: ACC Operations, Inc., its sole member


                      By:
                          ---------------------------------------------
                          Name:  Randall D. Fisher
                          Title: Vice President and Secretary

                      ADELPHIA HOLDINGS 2001, LLC

                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ADELPHIA INTERNATIONAL II, LLC

                      By: ACC Operations, Inc., its member
                      By: Adelphia Communications International, Inc., its
                          member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ADELPHIA INTERNATIONAL III, LLC

                      By: ACC Operations, Inc., its member
                      By: Adelphia Communications International, Inc., its
                          member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ADELPHIA OF THE MIDWEST, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      ADELPHIA MOBILE PHONES, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary



                      ADELPHIA PINELLAS COUNTY, LLC

                      By: Ft. Myers Cablevision, L.L.C., its sole member
                      By: Ft. Myers Acquisition Limited Partnership, its sole
                          member
                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ADELPHIA PRESTIGE CABLEVISION, LLC

                      By: Century Cable Holdings, LLC, its sole member
                      By: Century Cable Holding Corp., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ADELPHIA TELECOMMUNICATIONS, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ADELPHIA WELLSVILLE, LLC

                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ADELPHIA WESTERN NEW YORK HOLDINGS, LLC

                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ARAHOVA HOLDINGS, LLC

                      By: Olympus Cable Holdings, LLC, its sole member
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      BADGER HOLDING CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      BETTER TV, INC. OF BENNINGTON


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      BLACKSBURG/SALEM CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      BRAZAS COMMUNICATIONS, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      BUENAVISION TELECOMMUNICATIONS, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CABLE SENTRY CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CALIFORNIA AD SALES, LLC

                      By: Ft. Myers Cablevision, LLC, its sole member
                      By: Ft. Myers Acquisition Limited Partnership, its sole
                          member
                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CCC-III, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CCC-INDIANA, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CCH INDIANA, L.P.

                      By: CCC-Indiana, Inc., its general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CDA CABLE, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY ADVERTISING, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY ALABAMA CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY ALABAMA HOLDING CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY AUSTRALIA COMMUNICATIONS CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY BERKSHIRE CABLE CORP.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY CABLE HOLDING CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY CABLE MANAGEMENT CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY CABLE OF SOUTHERN CALIFORNIA


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY CABLEVISION HOLDINGS, LLC

                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY CAROLINA CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY COLORADO SPRINGS CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY COLORADO SPRINGS PARTNERSHIP

                      By: Paragon Cable Television Inc., a general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY COMMUNICATIONS CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY CULLMAN CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY ENTERPRISE CABLE CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY EXCHANGE, LLC

                      By: Century Cable Holding Corp., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY FEDERAL, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY GRANITE CABLE TELEVISION CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY HUNTINGTON COMPANY


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY INDIANA CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY ISLAND ASSOCIATES, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY ISLAND CABLE TELEVISION CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY INVESTMENT HOLDING CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY INVESTORS, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY KANSAS CABLE TELEVISION CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY LYKENS CABLE CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY MENDOCINO CABLE TELEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY MISSISSIPPI CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY MOUNTAIN CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY NEW MEXICO CABLE TELEVISION CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY NORWICH CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY OHIO CABLE TELEVISION CORP.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY OREGON CABLE CORP.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY PACIFIC CABLE TV, INC.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY PROGRAMMING, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY REALTY CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY SHASTA CABLE TELEVISION CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

                      By: Century Exchange LLC, its general partner
                      By: Century Cable Holding Corp., its sole member



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY-TCI HOLDINGS, LLC

                      By: Century-TCI California Communications, L.P., its sole
                          member
                      By: Century Exchange LLC, its general partner
                      By: Century Cable Holding Corp., its sole member



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY TRINIDAD CABLE TELEVISION CORP.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY VIRGINIA CORP.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY VOICE AND DATA COMMUNICATIONS, INC.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CENTURY WARRICK CABLE CORP.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary



                      CENTURY WASHINGTON CABLE TELEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CENTURY WYOMING CABLE TELEVISION CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CHELSEA COMMUNICATIONS, INC.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CHELSEA COMMUNICATIONS, LLC

                      By: Olympus Cable Holdings, LLC, its sole member
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CHESTNUT STREET SERVICES, LLC

                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      CLEAR CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CMA CABLEVISION ASSOCIATES VII, L.P.

                      By: Tele-Media Company of Tri-States, L.P., its general
                          partner
                      By: Tri-States, L.L.C., its general partner
                      By: Century Cable Holdings, LLC, its sole member
                      By: Century Cable Holding Corp., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP

                      By: Tele-Media Company of Tri-States, L.P., its general
                          partner
                      By: Tri-States, L.L.C., its general partner
                      By: Century Cable Holdings, LLC, its sole member
                      By: Century Cable Holding Corp., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CORAL SECURITY, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      COWLITZ CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CP-MDU I LLC

                      By: Adelphia California Cablevision, L.L.C., its sole
                          member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      CP-MDU II LLC

                      By: Adelphia California Cablevision, L.L.C., its sole
                          member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      E. & E. CABLE SERVICE, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

                      By: Eastern Virginia Cablevision, L.P., its sole member
                      By: TMC Holdings Corporation, its general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      EASTERN VIRGINIA CABLEVISION, L.P.

                      By: TMC Holdings Corporation, its general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      EMPIRE SPORTS NETWORK, L.P.

                      By: Parnassos Communications, L.P., its general partner
                      By: Adelphia Western New York Holdings, LLC, its general
                          partner
                      By: ACC Operations, Inc., its sole member

                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FAE CABLE MANAGEMENT CORP.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FOP INDIANA, L.P.

                      By: FrontierVision Cable New England, Inc., its general
                          partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FRONTIERVISION ACCESS PARTNERS, LLC

                      By: FrontierVision Operating Partners, L.P., its sole
                          member
                      By: FrontierVision Holdings, L.P., its general partner
                      By: FrontierVision Partners, L.P., its general partner
                      By: Adelphia GP Holdings, LLC, its general partner
                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      FRONTIERVISION CABLE NEW ENGLAND, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FRONTIERVISION CAPITAL CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FRONTIERVISION HOLDINGS CAPITAL CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FRONTIERVISION HOLDINGS CAPITAL II CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FRONTIERVISION HOLDINGS L.L.C.

                      By: FrontierVision Partners, L.P., its sole member
                      By: Adelphia GP Holdings, LLC, its general partner
                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      FRONTIERVISION HOLDINGS, L.P.

                      By: FrontierVision Partners, L.P., its general partner
                      By: Adelphia GP Holdings, LLC, its general partner
                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FRONTIERVISION OPERATING PARTNERS, L.L.C.

                      By: FrontierVision Holdings, L.P., its sole member
                      By: FrontierVision Partners, L.P., its general partner
                      By: Adelphia GP Holdings, LLC, its general partner
                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FT. MYERS ACQUISITION LIMITED PARTNERSHIP

                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      FRONTIERVISION PARTNERS, L.P.

                      By: Adelphia GP Holdings, LLC, its general partner
                      By: ACC Operations, Inc., its sole member

                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      FT. MYERS CABLEVISION, LLC

                      By: Ft. Myers Acquisition Limited Partnership, its sole
                          member
                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.

                      By: ACC Cable Communications FL-VA, LLC, its sole member
                      By: ACC Cable Holdings VA, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      GLOBAL ACQUISITION PARTNERS, L.P.

                      By: Global Cablevision II, LLC, its general partner
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      GLOBAL CABLEVISION II, LLC

                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      THE GOLF CLUB AT WENDING CREEK FARMS, LLC

                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      GRAFTON CABLE COMPANY


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      GS  CABLE LLC

                      By: Adelphia GS Cable, LLC, its sole member
                      By: Olympus Cable Holdings, LLC, its sole member
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      GS  TELECOMMUNICATIONS, LLC

                      By: GS Cable, LLC, its sole member
                      By: Adelphia GS Cable, LLC, its sole member
                      By: Olympus Cable Holdings, LLC, its sole member
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      HARRON CABLEVISION OF NEW HAMPSHIRE, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      HUNTINGTON CATV, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      IMPERIAL VALLEY CABLEVISION, INC.



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      KALAMAZOO COUNTY CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      KEY BISCAYNE CABLEVISION

                      By: Adelphia Cable Partners, L.P., a general partner
                      By: Olympus Cable Holdings, LLC, its managing general
                          partner
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      KOOTENAI CABLE, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      LAKE CHAMPLAIN CABLE TELEVISION CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      LOUISA CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      MANCHESTER CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      MARTHA'S VINEYARD CABLEVISION, L.P.

                      By: Century Cable Holdings, LLC, its general partner
                      By: Century Cable Holding Corp., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary




                      MERCURY COMMUNICATIONS, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      MICKELSON MEDIA, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      MICKELSON MEDIA OF FLORIDA, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      MONUMENT COLORADO CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      MOUNTAIN CABLE COMMUNICATIONS CORPORATION



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      MOUNTAIN CABLE COMPANY, L.P.

                      By: Pericles Communications Corporation, its managing
                          general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      MONTGOMERY CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      MT. LEBANON CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      MULTI-CHANNEL T.V. CABLE COMPANY


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.

                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      OLYMPUS CAPITAL CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.

                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      OLYMPUS COMMUNICATIONS, L.P.

                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      OLYMPUS SUBSIDIARY, LLC

                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      OWENSBORO-BRUNSWICK, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      OWENSBORO INDIANA, L.P.

                      By: Century Granite Cable Television Corp., its general
                          partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary



                      OWENSBORO ON THE AIR, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      PAGE TIME, INC


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      PARAGON CABLE TELEVISION INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      PARAGON CABLEVISION CONSTRUCTION CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      PARAGON CABLEVISION MANAGEMENT CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      PARNASSOS COMMUNICATIONS, L.P.

                      By: Adelphia Western New York Holdings, LLC, its general
                          partner
                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      PARNASSOS HOLDINGS, LLC

                      By: Parnassos Communications, L.P., its sole member
                      By: Adelphia Western New York Holdings, LLC, its general
                          partner
                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      PERICLES COMMUNICATIONS CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      PULLMAN TV CABLE CO., INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      RENTAVISION OF BRUNSWICK, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary



                      RICHMOND CABLE TELEVISION CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      RIGPAL COMMUNICATIONS, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      ROBINSON/PLUM CABLEVISION, L.P.

                      By: Olympus Subsidiary, LLC, its general partner
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      SABRES, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      SCRANTON CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      SOUTHEAST FLORIDA CABLE, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      SOUTHWEST COLORADO CABLE, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary



                      SOUTHWEST VIRGINIA CABLE, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      S/T CABLE CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      STAR CABLE INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      STARPOINT, LIMITED PARTNERSHIP

                      By: West Boca Acquisition Limited Partnership, its general partner
                      By: Adelphia Cable Partners, L.P., its general partner
                      By: Olympus Cable Holdings, LLC, its managing general
                          partner
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      SVHH CABLE ACQUISITION, L.P.

                      By: SVHH Holdings, LLC, its general partner
                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      SVHH HOLDINGS, LLC

                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

                      By: Eastern Virginia Cablevision Holdings, LLC, its
                          managing general partner
                      By: Eastern Virginia Cablevision, L.P., its sole member
                      By: TMC Holdings Corporation, its general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      TELE-MEDIA COMPANY OF TRI-STATES L.P.

                      By: Tri-States, L.L.C., its general partner
                      By: Century Cable Holdings, LLC, its sole member
                      By: Century Cable Holding Corp., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.

                      By: National Cable Acquisition Associates, L.P., a general partner
                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary



                      TELESAT ACQUISITION, LLC

                      By: Arahova Holdings, LLC, its sole member
                      By: Olympus Cable Holdings, LLC, its sole member
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      TELESTAT ACQUISITION LIMITED PARTNERSHIP

                      By: Olympus Communications, L.P., its general partner
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      THE MAIN INTERNETWORKS, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      THE WESTOVER T.V. CABLE CO., INCORPORATED


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      THREE RIVERS CABLE ASSOCIATES, L.P.

                      By: Chelsea Communications, LLC, a general partner
                      By: Olympus Cable Holdings, LLC, its sole member
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner

                      And By: Mt. Lebanon Cablevision, Inc., a general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      TIMOTHEOS COMMUNICATIONS, L.P.

                      By: Olympus Communications Holdings, L.L.C., its general
                          partner
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary



                      TMC HOLDINGS CORPORATION


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      TMC HOLDINGS, LLC

                      By: TMC Holdings Corporation, its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      TRI-STATES, L.L.C.

                      By: Century Cable Holdings, LLC, its sole member
                      By: Century Cable Holding Corp., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      UCA LLC

                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary



                      U.S. TELE-MEDIA INVESTMENT COMPANY


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      UPPER ST. CLAIR CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      VALLEY VIDEO, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary



                      VAN BUREN COUNTY CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      WARRICK CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      WARRICK INDIANA, L.P.

                      By: CCC-III, Inc., its general partner



                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      WELLSVILLE CABLEVISION, L.L.C.

                      By: Century Cable Holdings, LLC, its sole member
                      By: Century Cable Holding Corp., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      WEST BOCA ACQUISITION LIMITED PARTNERSHIP

                      By: Adelphia Cable Partners, L.P., its general partner
                      By: Olympus Cable Holdings, LLC, its managing general
                          partner
                      By: Olympus Subsidiary, LLC, its sole member
                      By: Olympus Communications, L.P., its sole member
                      By: ACC Operations, Inc., its managing general partner


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      WESTERN NY CABLEVISION, L.P.

                      By: Adelphia Western New York Holdings, LLC, its general
                          partner
                      By: ACC Operations, Inc., its sole member


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      WESTVIEW SECURITY, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      WILDERNESS CABLE COMPANY


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                      YOUNG'S CABLE TV CORP.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary


                      YUMA CABLEVISION, INC.


                      By:
                           ---------------------------------------------
                           Name:  Randall D. Fisher
                           Title: Vice President and Secretary

                                     ANNEX B
                                     -------

                Century Borrower Group (Several Borrower Group):
                ------------------------------------------------

------------------------------ ------------------ ----------------------------
Borrower:                      Borrowing Limit    Letter of Credit Sublimit
---------                      ---------------    -------------------------
------------------------------ ------------------ ----------------------------
Century Cable Holdings, LLC    $150 million       $150 million
------------------------------ ------------------ ----------------------------

Guarantors:
-----------
Ft. Myers Cablevision, LLC
Ft. Myers Acquisition Limited Partnership
Adelphia Cablevision of Newport Beach, LLC
California Ad Sales, LLC
Tri-States, L.L.C.
CMA Cablevision Associates VII, L.P.
Wellsville Cablevision, L.L.C.
Brazas Communications, Inc.
Eastern Virginia Cablevision, L.P.
Louisa Cablevision, Inc.
Manchester Cablevision, Inc.
Clear Cablevision, Inc.
Adelphia Cablevision of Inland Empire, LLC
Adelphia Cablevision Corp.
Harron Cablevision of New Hampshire, Inc.
Adelphia Communications of California II, LLC
Century Virginia Corp.
Adelphia of the Midwest, Inc.
Badger Holding Corporation
Paragon Cable Television Inc.
Paragon Cablevision Construction Corporation
Century Wyoming Cable Television Corp.
Star Cable Inc.
E. & E. Cable Service, Inc.
Adelphia Cablevision of West Palm Beach III, LLC
Adelphia Cablevision of Orange County II, LLC
Owensboro on the Air, Inc.
Owensboro Indiana, L.P.
Century Island Cable Television Corp.
Southwest Colorado Cable, Inc.
Sentinel Communications of Muncie, Indiana, Inc.
Huntington CATV, Inc.
Century Warrick Cable Corp.
Century Cable Holding Corp.
Adelphia Cablevision of Orange County, LLC

Century Ohio Cable Television Corp.
Tele-Media Company of Tri-States L.P.
CMA Cablevision Associates XI, Limited Partnership
Martha's Vineyard Cablevision, L.P.
TMC Holdings Corporation
Scranton Cablevision, Inc.
Blacksburg/Salem Cablevision, Inc.
Adelphia Cablevision of Seal Beach, LLC
Adelphia Cablevision of Fontana, LLC
Adelphia Cablevision of San Bernardino, LLC
Adelphia Cablevision of Boca Raton, LLC
Adelphia Communications of California, LLC
Century Mountain Corp.
Adelphia Prestige Cablevision, LLC
Adelphia Cleveland, LLC
S/T Cable Corporation
Paragon Cablevision Management Corporation
Century Trinidad Cable Television Corp.
Grafton Cable Company
The Westover T.V. Cable Co., Incorporated
Century New Mexico Cable Television Corp.
Mickelson Media, Inc.
Century Mendocino Cable Television, Inc.
Century Colorado Springs Partnership
Century Granite Cable Television Corp.
Century Island Associates, Inc.
Century Southwest Colorado Cable Television Corp.
Century Indiana Corp.
Adelphia Cablevision of West Palm Beach IV, LLC
Adelphia Cablevision of West Palm Beach V, LLC
Century Berkshire Cable Corp.
Adelphia Pinellas County, LLC

              Century-TCI Borrower Group (Several Borrower Group):
              ----------------------------------------------------

------------------------------- ------------------ ----------------------------
Borrower:                       Borrowing Limit    Letter of Credit Sublimit
---------                       ---------------    -------------------------
------------------------------- ------------------ ----------------------------
Century-TCI California, L.P.    $150 million       $150 million
------------------------------- ------------------ ----------------------------

Guarantors:
-----------
Century-TCI Holdings, LLC
Century-TCI California Communications, L.P.

                  UCA Borrower Group (Several Borrower Group):
                  --------------------------------------------

------------------------------- ------------------ ----------------------------
Borrower:                       Borrowing Limit    Letter of Credit Sublimit
---------                       ---------------    -------------------------
------------------------------- ------------------ ----------------------------
UCA LLC                         $150 million       $150 million
------------------------------- ------------------ ----------------------------

Guarantors:
-----------
Southwest Virginia Cable, Inc.
Van Buren County Cablevision, Inc.
Adelphia Cablevision of Santa Ana, LLC
Adelphia Cablevision of Simi Valley, LLC
Tele-Media Company of Hopewell-Prince George
SVHH Cable Acquisition, L.P.
SVHH Holdings, LLC
Olympus Communications, L.P.
National Cable Acquisition Associates, L.P.
Tele-Media Investment Partnership, L.P.
Adelphia Central Pennsylvania, LLC
Eastern Virginia Cablevision Holdings, LLC

               Parnassos Borrower Group (Several Borrower Group):
               --------------------------------------------------

------------------------------- ------------------ ----------------------------
Borrower:                       Borrowing Limit    Letter of Credit Sublimit
---------                       ---------------    -------------------------
------------------------------- ------------------ ----------------------------
Parnassos, L.P.                 $50 million        $50 million
------------------------------- ------------------ ----------------------------

Guarantors:
-----------
Parnassos Holdings, LLC
Parnassos Communications, L.P.
Western NY Cablevision, L.P.

             Frontiervision Borrower Group (Several Borrower Group):
             -------------------------------------------------------

------------------------------- ------------------ ----------------------------
Borrower:                       Borrowing Limit    Letter of Credit Sublimit
---------                       ---------------    -------------------------
------------------------------- ------------------ ----------------------------
FrontierVision Operating        $150 million       $150 million
Partners, L.P.
------------------------------- ------------------ ----------------------------

Guarantors:
-----------
FrontierVision Capital Corporation
FrontierVision Access Partners, LLC
The Main InternetWorks, Inc.
Adelphia Communications of California III, LLC
FrontierVision Cable New England, Inc.
FOP Indiana, L.P.
FrontierVision Holdings, L.P.
FrontierVision Operating Partners, L.L.C.
FrontierVision Holdings Capital Corporation
FrontierVision Holdings Capital II Corporation

                Olympus Borrower Group (Several Borrower Group):
                ------------------------------------------------

------------------------------- ------------------ ----------------------------
Borrower:                       Borrowing Limit    Letter of Credit Sublimit
---------                       ---------------    -------------------------
------------------------------- ------------------ ----------------------------
Olympus Cable Holdings, LLC     $150 million       $150 million
------------------------------- ------------------ ----------------------------

Guarantors:
-----------
Olympus Communications Holdings, L.L.C.
Arahova Holdings, LLC
Adelphia Cablevision of New York, Inc.
Century Alabama Holding Corp.
Century Enterprise Cable Corp.
Century Alabama Corp.
Century Cullman Corp.
Century Cable Management Corporation
Century Carolina Corp.
Century Huntington Company
Century Mississippi Corp.
Century Norwich Corp.
Century Shasta Cable Television Corp.
CDA Cable, Inc.
Century Washington Cable Television, Inc.
Century Kansas Cable Television Corp.
Century Lykens Cable Corp.
Cowlitz Cablevision, Inc.
Imperial Valley Cablevision, Inc.
Kootenai Cable, Inc.
Mickelson Media of Florida, Inc.
Pullman TV Cable Co., Inc.
Rentavision of Brunswick, Inc.
Telesat Acquisition, LLC
Valley Video, Inc.
Wilderness Cable Company
Yuma Cablevision, Inc.
Warrick Cablevision, Inc.
CCC-III, Inc.
Warrick Indiana, L.P.
Chelsea Communications, LLC
Chelsea Communications, Inc.
GS Telecommunications LLC
Kalamazoo County Cablevision, Inc.
Multi-Channel T.V. Cable Company
Mt. Lebanon Cablevision, Inc.

Rigpal Communications, Inc.
Upper St. Clair Cablevision, Inc.
Pericles Communications Corporation
Mountain Cable Communications Corporation
Young's Cable TV Corp.
Better TV, Inc. of Bennington
Adelphia Cablevision Associates, L.P.
Three Rivers Cable Associates, L.P.
Mountain Cable Company, L.P.
Lake Champlain Cable Television Corporation
Richmond Cable Television Corporation
Adelphia GS Cable, LLC
ACC Cable Holdings VA, Inc.
Adelphia Cable Partners, L.P.
GS Cable LLC
ACC Cable Communications FL-VA, LLC
Timotheos Communications, L.P.
Southeast Florida Cable, Inc.
Key Biscayne Cablevision
West Boca Acquisition Limited Partnership
Starpoint, Limited Partnership
Genesis Cable Communications Subsidiary L.L.C.
Cable Sentry Corporation
Coral Security, Inc.
Westview Security, Inc.
Olympus Capital Corporation
TMC Holdings, LLC
Adelphia Company of Western Connecticut
Olympus Subsidiary, LLC
Adelphia Holdings 2001, LLC

                   Seven A (Joint and Several Borrower Group):
                   -------------------------------------------

------------------------------- ------------------ ----------------------------
Borrower:                       Borrowing Limit    Letter of Credit Sublimit
---------                       ---------------    -------------------------
------------------------------- ------------------ ----------------------------
ACC Investment Holdings, Inc.   $5 million         $5 million
------------------------------- ------------------ ----------------------------

Guarantors:
-----------

ACC Telecommunications Holdings LLC
ACC Telecommunications LLC
ACC Telecommunications of Virginia LLC
ACC-AMN Holdings, LLC
Adelphia Acquisition Subsidiary, Inc.
Adelphia Arizona, Inc.
Adelphia Cablevision, LLC
Adelphia Communications International, Inc.
Adelphia International II, LLC
Adelphia International III, LLC
Adelphia Harbor Center Holdings, LLC
Adelphia General Holdings III, Inc.
Adelphia Mobile Phones, Inc.
Adelphia Telecommunications, Inc.
Adelphia Wellsville, LLC
Chestnut Street Services, LLC
The Golf Club at Wending Creek Farms, LLC
Mercury Communications, Inc.
Page Time, Inc.
Sabres, Inc.
US Tele-Media Investment Company
Empire Sports Network, L.P.

                        Seven B (Several Borrower Group):
                        ---------------------------------

------------------------------- ------------------ ----------------------------
Borrower:                       Borrowing Limit    Letter of Credit Sublimit
---------                       ---------------    -------------------------
------------------------------- ------------------ ----------------------------
Arahova Communications, Inc.    $10 million        $10 million
------------------------------- ------------------ ----------------------------

Guarantors:
-----------

FAE Cable Management Corp.
Adelphia Blairsville, LLC
Century Colorado Springs Corp.
Century Voice and Data Communications, Inc.
Century Australia Communications Corp.
Century Oregon Cable Corp.
Century Investment Holding Corp.
Century Investors, Inc.
Owensboro-Brunswick, Inc.
Century Advertising, Inc.
Century Programming, Inc.
Century Realty Corp.
Century Federal, Inc.
Century Pacific Cable TV, Inc.
Century Cable of Southern California
Century Communications Corp.
Century Exchange, LLC

                        Seven C (Several Borrower Group):
                        ---------------------------------

------------------------------- ------------------ ----------------------------
Borrower:                       Borrowing Limit    Letter of Credit Sublimit
---------                       ---------------    -------------------------
------------------------------- ------------------ ----------------------------
Adelphia California             $35 million        $35 million
Cablevision, LLC
------------------------------- ------------------ ----------------------------

Guarantors:
-----------

Adelphia Cablevision of the Kennebunks, LLC
CP-MDU I LLC
CP-MDU II LLC
Adelphia Telecommunications of Florida, Inc.
Buenavision Telecommunications, Inc.
Century Cablevision Holdings, LLC
CCC-Indiana, Inc.
CCH Indiana, L.P.
Global Cablevision II, LLC
Global Acquisition Partners, L.P.
Monument Colorado Cablevision, Inc.
Leadership Acquisition Limited Partnership
Telesat Acquisition Limited Partnership
Robinson/Plum Cablevision, L.P.

                           Holding Company Guarantors:
                           ---------------------------

Adelphia Communications Corporation
ACC Operations, Inc.
ACC Holdings II, LLC
FrontierVision Holdings, LLC
FrontierVision Partners, L.P.
Adelphia GP Holdings, LLC
Montgomery Cablevision, Inc.
Adelphia Western New York Holdings, LLC